UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05002

DWS Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2013

Annual Report

DWS Variable Series II

DWS Alternative Asset Allocation VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
7 Statement of Assets and Liabilities
8 Statement of Operations
8 Statement of Changes in Net Assets
10 Financial Highlights
11 Notes to Financial Statements
15 Report of Independent Registered Public Accounting Firm
16 Information About Your Fund's Expenses
17 Tax Information
17 Proxy Voting
18 Advisory Agreement Board Considerations and Fee Evaluation
21 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, Fund management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. The Fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the Fund's currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management's proprietary models. As part of these strategies, the Fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the Fund's aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the Fund. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 12, 2013 are 1.91% and 2.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation VIP from 2/2/09 to 12/31/13

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Alternative Asset Allocation VIP		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$10,093	$10,757	$15,280
	Average annual total return	0.93%	2.46%	9.00%
MSCI World Index	Growth of $10,000	$12,668	$13,860	$22,068
	Average annual total return	26.68%	11.48%	17.46%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,798	$11,011	$12,538
	Average annual total return	–2.02%	3.26%	4.71%
Blended Index	Growth of $10,000	$11,742	$13,055	$18,914
	Average annual total return	17.42%	9.29%	13.84%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through December 31, 2013, which is based on the performance period of the life of the Fund.

Comparative Results
DWS Alternative Asset Allocation VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$10,075	$10,675	$13,888
	Average annual total return	0.75%	2.20%	7.37%
MSCI World Index	Growth of $10,000	$12,668	$13,860	$18,847
	Average annual total return	26.68%	11.48%	14.81%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,798	$11,011	$12,265
	Average annual total return	–2.02%	3.26%	4.55%
Blended Index	Growth of $10,000	$11,742	$13,055	$16,770
	Average annual total return	17.42%	9.29%	11.94%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through December 31, 2013, which is based on the performance period of the life of Class B.

Management Summary December 31, 2013 (Unaudited)

DWS Alternative Asset Allocation VIP invests in a broadly diversified portfolio of mutual funds and exchange- traded funds (ETFs) that together provide diversified exposure to alternative asset classes.1 The Fund seeks to be a complement to traditional equity and fixed-income portfolios by investing in asset classes that tend to have a low correlation to the broader global equity markets over the long term.2

The Fund returned 0.93% (Class A shares, unadjusted for contract charges) during 2013, while its blended benchmark returned 17.42%.3 The largest contributors to the Fund's 2013 performance were its positions in DWS RREEF Global Infrastructure Fund and SPDR Barclays Capital Convertible Securities ETF, while the largest detractors were its allocations to DWS Global Inflation Fund and DWS Enhanced Commodity Strategy Fund.

Our team took over the Fund's management duties in July 2013. During the third quarter of 2013, we started to shift the portfolio from its previous positioning to reflect our views on the broader economy and markets. Based on our belief that an increasingly positive macroeconomic backdrop would continue to drive equity markets higher, we tactically increased the Fund's weighting to equity-like asset classes such as global infrastructure and convertible bonds.

At the same time, our expectation for gradually rising long-term bond yields led us to reduce the Fund's duration exposure (or interest-rate sensitivity). We decided to lighten the Fund's allocation to emerging-markets bonds — a longer-duration asset class that proved extremely sensitive to rising U.S. bond yields during the May to June 2013 sell-off — by selling the Fund's position in the WisdomTree Emerging Markets Local Debt ETF and reducing our allocation to DWS Enhanced Emerging Markets Fixed Income Fund. We replaced these positions by increasing our allocation to DWS Floating Rate Fund and initiating a new position in the SPDR Barclays Short Term High Yield Bond ETF. Both offer the favorable combination of below-average interest-rate risk and above-average yields.

We also moved to an underweight position in commodities.4 While commodities have a relatively large strategic weighting in the Fund due to their low long-term correlation to equities, we believe the supply for many commodities has finally caught up with demand.

We believe that a gradual "return to normalcy" — in contrast to an environment in which the U.S. Federal Reserve Board's (the Fed's) policy is the primary driver of asset-class performance — will increase the importance of selectivity and active management in the years ahead. We believe diversifying across the various alternative asset classes should help mitigate the heightened volatility that may be experienced by portfolios invested entirely in stocks and bonds.

Diversification neither assures a profit nor guarantees against loss.

Pankaj Bhatnagar, PhD

Benjamin Pace

Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

2 Correlation is a measure of the way securities or asset classes perform in relation to each other and/or the market. Lowly correlated asset classes move in opposite directions to each other. Highly correlated asset classes move in the same direction.

3 The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%) and bonds (the Barclays U.S. Aggregate Bond Index (30%). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

4 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

Portfolio Summary (Unaudited)
Asset Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/13	12/31/12

Commodities	13%	19%
DWS Enhanced Commodity Strategy Fund	13%	13%
DWS Gold & Precious Metals Fund	—	1%
Market Vectors Agribusiness Fund	—	4%
iShares S&P Global Timber & Forestry Index Fund	—	1%
Real Return	29%	32%
DWS RREEF Global Infrastructure Fund	16%	11%
DWS Global Inflation Fund	6%	12%
DWS RREEF Global Real Estate Securities Fund	3%	9%
SPDR Barclays Short Term High Yield Bond ETF	4%	—
Hedge Strategy	16%	15%
DWS Diversified Market Neutral Fund	16%	15%
Currency	13%	14%
DWS Enhanced Emerging Markets Fixed Income Fund	11%	8%
PowerShares DB U.S. Dollar Index Bullish ETF	2%	—
WisdomTree Emerging Markets Local Debt Fund	—	4%
SPDR Barclays International Treasury Bond ETF	—	2%
Opportunistic	29%	20%
DWS Floating Rate Fund	16%	13%
SPDR Barclays Convertible Securities ETF	13%	3%
iShares S&P U.S. Preferred Stock Index Fund	—	4%
iShares S&P International Preferred Stock Index Fund	—	—
	100%	100%

* Investment strategies will fall into the following categories: Commodities, Real-Return, Hedge Strategy, Currency and Opportunistic. Commodities investments seek to provide exposure to hard assets. Real-Return investments seek to provide a measure of inflation protection. Hedge Strategy investments seek to generate returns independent of the broader markets. Currency investments seek to offer exposure to foreign investments, many of which are not denominated in U.S. dollars. Opportunistic investments seek to offer exposure to categories generally not included in investors' allocations.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Shares	Value ($)

Mutual Funds 80.1%
DWS Diversified Market Neutral Fund "Institutional" (a)	1,719,815	15,082,780
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	844,453	12,886,360
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	1,035,752	10,792,537
DWS Floating Rate Fund "Institutional" (a)	1,641,271	15,542,833
DWS Global Inflation Fund "Institutional" (a)	628,959	6,138,642
DWS RREEF Global Infrastructure Fund "Institutional" (a)	1,173,170	15,685,285
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	370,653	2,972,636
Total Mutual Funds (Cost $78,917,660)		79,101,073

	Shares	Value ($)

Exchange-Traded Funds 18.5%
PowerShares DB U.S. Dollar Index Bullish* (b)	90,677	1,951,369
SPDR Barclays Convertible Securities	276,358	12,914,209
SPDR Barclays Short Term High Yield Bond	110,988	3,425,090
Total Exchange-Traded Funds (Cost $17,467,503)		18,290,668

Cash Equivalents 1.0%
Central Cash Management Fund, 0.05% (a) (c) (Cost $978,747)	978,747	978,747

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $97,363,910)†	99.6	98,370,488
Other Assets and Liabilities, Net	0.4	391,293
Net Assets	100.0	98,761,781

* Non-income producing security.

† The cost for federal income tax purposes was $98,540,612. At December 31, 2013, net unrealized depreciation for all securities based on tax cost was $170,124. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,002,519 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,172,643.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) Affiliated fund managed by DB Commodity Services LLC, a subsidiary of Deutsche Bank AG.

(c) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$79,101,073	$—	$—	$79,101,073
Exchange-Traded Funds	18,290,668	—	—	18,290,668
Short-Term Investments	978,747	—	—	978,747
Total	$98,370,488	$—	$—	$98,370,488

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $81,898,111)	$82,031,189
Investments in non-affiliated securities, at value (cost $15,465,799)	16,339,299
Total investments in securities, at value (cost $97,363,910)	98,370,488
Cash	127,821
Receivable for Fund shares sold	136,298
Dividends receivable	147,774
Due from Advisor	23,982
Other assets	1,794
Total assets	98,808,157
Liabilities
Payable for Fund shares redeemed	76
Accrued Trustees' fees	1,161
Accrued record keeping fees	17,707
Accrued reports to shareholders	17,128
Other accrued expenses and payables	10,304
Total liabilities	46,376
Net assets, at value	$98,761,781
Net Assets Consist of
Undistributed net investment income	1,652,423
Net unrealized appreciation (depreciation) on investments	1,006,578
Accumulated net realized gain (loss)	(544,060)
Paid-in capital	96,646,840
Net assets, at value	$98,761,781
Class A Net Asset Value, offering and redemption price per share ($14,742,201 ÷ 1,072,115 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.75
Class B Net Asset Value, offering and redemption price per share ($84,019,580 ÷ 6,114,865 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.74

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Income distributions from affiliated Underlying Funds	$1,265,125
Dividends	540,186
Total income	1,805,311
Expenses: Management fee	314,244
Administration fee	86,121
Services to shareholders	2,247
Record keeping fees (Class B)	28,600
Distribution service fee (Class B)	186,097
Custodian fee	15,839
Audit and tax fees	52,085
Legal fees	18,437
Reports to shareholders	52,851
Trustees' fees and expenses	4,320
Other	2,361
Total expenses before expense reductions	763,202
Expense reductions	(345,204)
Total expenses after expense reductions	417,998
Net investment income (loss)	1,387,313
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(589,593)
Sale of non-affiliated Underlying Funds	(441,781)
Capital gain distributions from affiliated Underlying Funds	2,024,400
993,026
Change in net unrealized appreciation (depreciation) on investments	(1,638,087)
Net gain (loss)	(645,061)
Net increase (decrease) in net assets resulting from operations	$742,252

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$1,387,313	$1,351,274
Net realized gain (loss)	993,026	(417,287)
Change in net unrealized appreciation (depreciation)	(1,638,087)	4,248,342
Net increase (decrease) in net assets resulting from operations	742,252	5,182,329
Distributions to shareholders from: Net investment income: Class A	(218,625)	(277,485)
Class B	(1,281,892)	(1,538,242)
Net realized gains: Class A	—	(65,328)
Class B	—	(390,800)
Total distributions	(1,500,517)	(2,271,855)
Fund share transactions: Class A Proceeds from shares sold	6,694,957	3,873,528
Reinvestment of distributions	218,625	342,813
Payments for shares redeemed	(2,104,739)	(1,854,054)
Net increase (decrease) in net assets from Class A share transactions	4,808,843	2,362,287
Class B Proceeds from shares sold	31,914,829	21,887,200
Reinvestment of distributions	1,281,892	1,929,042
Payments for shares redeemed	(10,503,907)	(5,211,663)
Net increase (decrease) in net assets from Class B share transactions	22,692,814	18,604,579
Increase (decrease) in net assets	26,743,392	23,877,340
Net assets at beginning of period	72,018,389	48,141,049
Net assets at end of period (including undistributed net investment income of $1,652,423 and $1,464,704, respectively)	$98,761,781	$72,018,389
Other Information
Class A Shares outstanding at beginning of period	720,220	545,891
Shares sold	490,282	284,613
Shares issued to shareholders in reinvestment of distributions	15,638	25,795
Shares redeemed	(154,025)	(136,079)
Net increase (decrease) in Class A shares	351,895	174,329
Shares outstanding at end of period	1,072,115	720,220
Class B Shares outstanding at beginning of period	4,466,071	3,093,124
Shares sold	2,327,269	1,611,987
Shares issued to shareholders in reinvestment of distributions	91,629	145,041
Shares redeemed	(770,104)	(384,081)
Net increase (decrease) in Class B shares	1,648,794	1,372,947
Shares outstanding at end of period	6,114,865	4,466,071

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.90	$13.24	$13.85	$12.63	$10.00
Income (loss) from investment operations: Net investment incomeb	.26	.33	.64	.46	.57
Net realized and unrealized gain (loss)	(.13)	.93	(1.02)	1.09	2.06
Total from investment operations	.13	1.26	(.38)	1.55	2.63
Less distributions from: Net investment income	(.28)	(.49)	(.19)	(.18)	—
Net realized gains	—	(.11)	(.04)	(.15)	—
Total distributions	(.28)	(.60)	(.23)	(.33)	—
Net asset value, end of period	$13.75	$13.90	$13.24	$13.85	$12.63
Total Return (%)c,d	.93	9.72	(2.87)	12.46	26.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	10	7	5	1
Ratio of expenses before expense reductions (%)e	.64	.63	.61	.94	11.67
Ratio of expenses after expense reductions (%)e	.27	.30	.30	.21	.21
Ratio of net investment income (%)	1.86	2.46	4.72	3.51	5.39
Portfolio turnover rate (%)	40	22	39	6	155
a For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

	Years Ended December 31,
Class B	2013	2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.88	$13.23	$13.84	$12.61	$10.87
Income (loss) from investment operations: Net investment incomeb	.22	.30	.61	.42	.35
Net realized and unrealized gain (loss)	(.11)	.91	(1.03)	1.09	1.39
Total from investment operations	.11	1.21	(.42)	1.51	1.74
Less distributions from: Net investment income	(.25)	(.45)	(.15)	(.13)	—
Net realized gains	—	(.11)	(.04)	(.15)	—
Total distributions	(.25)	(.56)	(.19)	(.28)	—
Net asset value, end of period	$13.74	$13.88	$13.23	$13.84	$12.61
Total Return (%)c,d	.75	9.36	(3.12)	12.15	16.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	62	41	23	3
Ratio of expenses before expense reductions (%)e	.93	.88	.86	1.19	5.37
Ratio of expenses after expense reductions (%)e	.52	.55	.55	.46	.61
Ratio of net investment income (%)	1.57	2.25	4.47	3.26	4.66
Portfolio turnover rate (%)	40	22	39	6	155
a For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e. mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying DWS Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") or directly into securities and derivative investments in which such underlying DWS Funds could invest. Non-affiliated ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." During the year ended December 31, 2013, the Fund primarily invested in underlying DWS Funds and non-affiliated ETFs. Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,652,423
Undistributed long-term capital gains	$617,541
Unrealized appreciation (depreciation) on investments	$(170,124)

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$1,500,517	$1,819,179
Distributions from long-term capital gains	$—	$452,676

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $44,167,218 and $19,102,285, respectively. Purchases and sales of Non-affiliated ETFs aggregated $19,062,446 and $15,134,575, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

Proir to July 12, 2013, QS Investors, LLC ("QS Investors") served as subadvisor to the Fund. As subadvisor, QS Investors rendered strategic allocation services to the Fund. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective July 12, 2013, QS Investors no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

RREEF America L.L.C. ("RREEF") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. For the year ended December 31, 2013, the Fund held 5% of DWS Global Inflation Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in other DWS Funds	.20%
On assets invested in all other assets not considered DWS Funds	1.20%

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and indirect expenses of Underlying Funds) of each class as follows:
Class A	.25%
Class B	.50%

For the period from October 1, 2013 through July 11, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.32%
Class B	.57%

For the year ended December 31, 2013, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

Accordingly, for the year ended December 31, 2013, the fee pursuant to the Investment Management Agreement aggregating $314,244, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $86,121, of which $2,560 was waived and $5,655 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$87	$87
Class B	114	114
	$201	$201

In addition, for the year ended December 31, 2013, the Advisor reimbursed $28,199 of non-affiliated recordkeeping fees.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2013, the Distribution Service Fee aggregated $186,097, of which $18,092 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,370, of which $4,097 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2013, one participating insurance company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 98%. Two participating insurance companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 65% and 30%, respectively.

E. Transactions with Affiliates

The Fund mainly invest in Underlying DWS Funds and Non-affiliated ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended December 31, 2013 is as follows:
Affiliate	Value ($) at 12/31/2012	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 12/31/2013
DWS Diversified Market Neutral Fund	10,861,175	6,850,860	1,362,000	(3,683)	—	1,652,860	15,082,780
DWS Enhanced Commodity Strategy Fund	9,764,605	4,706,016	713,000	(230,704)	—	—	12,886,360
DWS Enhanced Emerging Markets Fixed Income Fund	5,788,784	7,905,851	2,266,000	(175,684)	336,851	—	10,792,537
DWS Floating Rate Fund	8,973,006	7,949,388	2,127,045	(9,514)	508,388	—	15,542,833
DWS Global Inflation Fund	8,483,420	3,187,302	4,392,000	(536,545)	84,302	—	6,138,642
DWS Gold & Precious Metals Fund	693,385	120,000	—	(150,315)	—	—	—
DWS RREEF Global Infrastructure Fund	7,644,550	8,344,106	1,653,000	14,439	210,565	371,540	15,685,285
DWS RREEF Global Real Estate Securities Fund	6,354,589	2,239,919	5,775,000	550,247	123,919	—	2,972,636
PowerShares DB G10 Currency Harvest ETF	—	862,073	814,240	(47,834)	—	—	—
PowerShares DB US Dollar Index Bullish ETF	—	2,001,703	—	—	—	—	1,951,369
Central Cash Management Fund	772,008	34,621,875	34,415,136	—	1,100	—	978,747
Total	59,335,522	78,789,093	53,517,421	(589,593)	1,265,125	2,024,400	82,031,189

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Alternative Asset Allocation VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,030.00	$1,028.40
Expenses Paid per $1,000*	$1.48	$2.76
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,023.74	$1,022.48
Expenses Paid per $1,000*	$1.48	$2.75

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation VIP	.29%	.54%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $680,000 as capital gain dividends for its year ended December 31, 2013.

For corporate shareholders, 8% of income dividends paid during the Fund's fiscal year ended December 31, 2013 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Alternative Asset Allocation VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA, in September 2013.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2AAA-2 (R-025824-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Global Equity VIP

(formerly DWS Diversified International Equity VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
20 Proxy Voting
21 Advisory Agreement Board Considerations and Fee Evaluation
24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated July 12, 2013 is 1.06% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Global Equity VIP

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. On July 12, 2013 the MSCI All Country World Index replaced the MSCI EAFE Index as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's current investment strategy.
The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,931	$12,310	$17,665	$17,943
	Average annual total return	19.31%	7.17%	12.05%	6.02%
MSCI All Country World Index	Growth of $10,000	$12,280	$13,213	$20,042	$19,985
	Average annual total return	22.80%	9.73%	14.92%	7.17%
MSCI EAFE Index	Growth of $10,000	$12,278	$12,655	$17,969	$19,509
	Average annual total return	22.78%	8.17%	12.44%	6.91%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

Global equities delivered strong performance during 2013, as gauged by the 22.80% return of the Fund's benchmark, the MSCI All Country World Index.1 Class A shares of the Fund returned 19.31% (unadjusted for contract charges).

On July 12, 2013, the Fund's name changed from DWS Diversified International Equity VIP to DWS Global Equity VIP, reflecting a change in its strategy and management team. The Fund's benchmark switched from the MSCI EAFE Index to the MSCI All Country World Index at that time.2

Prior to the change in management, the Fund slightly underperformed the MSCI EAFE Index. The primary source of this shortfall was the Fund's position in two exchange-traded funds (ETFs) linked to the performance of the emerging markets: Vanguard FTSE Emerging Markets ETF and iShares MSCI Emerging Markets ETF.3 We sold both from the portfolio in July 2013.

After taking over the Fund, we modestly outperformed due to our strong stock selection in the consumer discretionary, health care and industrials sectors.4 The leading individual contributors in this interval were DNO International ASA and MasterCard, Inc., while the largest detractors were PT Indofood CBP Sukses Makmur Tbk and Swedish Match AB.

Our philosophy is that the stocks of companies with superior revenue and profit growth should outperform in an environment of sluggish global economic activity. Accordingly, our bottom-up strategy is geared toward identifying companies with sustainable, above-average growth that we believe can succeed irrespective of economic and market "noise."

Our global approach means that we have an extensive universe from which to select such growth companies. The emerging markets, and particularly the smaller markets within the emerging world, are home to a wealth of stocks with the growth characteristics we seek. Nevertheless, most of the portfolio is invested in companies domiciled in the developed markets. The majority of this allocation is invested in the United States and Europe, where we are identifying the best bottom-up opportunities. Conversely, we are finding fewer options in Japan. On a sector basis, our bottom-up approach has led us to establish overweight positions in the industrials, health care, consumer staples and information technology sectors, along with underweights in slower-growing areas such as utilities, telecommunication services, financials and energy.5,6

Overall, we believe our approach to companies with above-average earnings prospects provides an attractive option in an environment of anticipated sluggish growth for the world's developed economies.

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastian P. Werner, PhD

Portfolio Managers,

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI All Country World Index tracks the performance of stocks in select developed markets around the world, including the United States.

2 The MSCI EAFE Index is an unmanaged, free-float-adjusted, market-capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange. The Vanguard FTSE Emerging Markets ETF invests in stocks of companies located in emerging markets around the world, such as Brazil, Russia, China, Korea and Taiwan. The fund seeks to track the return of the MSCI Emerging Markets Index over the long term. The iShares MSCI Emerging Markets ETF seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in emerging markets, as represented by the MSCI Emerging Markets Index.

4The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

5 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

6 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Common Stocks	96%	88%
Cash Equivalents	3%	2%
Participatory Notes	1%	—
Exchange-Traded Funds	—	10%
Preferred Stocks	—	0%
	100%	100%

Sector Diversification (As a % of Common Stocks, Preferred Stocks and Participatory Notes)	12/31/13	12/31/12

Telecommunication Services	13%	15%
Health Care	13%	12%
Financials	12%	13%
Consumer Staples	10%	12%
Materials	9%	9%
Consumer Discretionary	9%	7%
Utilities	9%	8%
Information Technology	9%	12%
Industrials	9%	8%
Energy	7%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/13	12/31/12

United States	46%	—
Continental Europe	32%	54%
United Kingdom	6%	7%
Canada	6%	7%
Asia (excluding Japan)	5%	6%
Latin America	1%	—
Japan	—	12%
Emerging Markets	—	10%
Australia	—	4%
Other	4%	—
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Shares	Value ($)

Common Stocks 95.0%
Belgium 1.9%
Anheuser-Busch InBev NV (Cost $963,260)	13,000	1,386,112
Canada 5.7%
Agnico Eagle Mines Ltd.	15,000	395,700
Brookfield Asset Management, Inc. "A"	39,000	1,513,372
Canadian Oil Sands Ltd.	35,000	658,320
Canadian Pacific Railway Ltd.	10,500	1,587,974
(Cost $3,881,223)		4,155,366
Denmark 2.9%
Coloplast AS "B"	14,000	928,657
DS Norden AS	9,200	484,902
William Demant Holding AS*	7,400	719,481
(Cost $1,853,352)		2,133,040
France 2.8%
Edenred	18,000	603,855
LVMH Moet Hennessy Louis Vuitton SA	2,000	366,122
Pernod Ricard SA	9,300	1,061,865
(Cost $1,884,123)		2,031,842
Germany 3.1%
BASF SE	8,000	853,078
Fresenius Medical Care AG & Co. KGaA	16,400	1,167,188
Stada Arzneimittel AG	5,000	247,715
(Cost $1,949,100)		2,267,981
Hong Kong 1.0%
SA SA International Holdings Ltd. (Cost $665,277)	610,000	716,400
India 1.2%
ICICI Bank Ltd. (ADR) (Cost $774,628)	24,000	892,080
Indonesia 0.9%
PT Indofood CBP Sukses Makmur Tbk (Cost $865,926)	770,000	646,177
Ireland 3.8%
Accenture PLC "A" (a)	13,000	1,068,860
Alkermes PLC* (b)	6,500	264,290
Experian PLC	42,000	775,161
Shire PLC	14,000	659,704
(Cost $2,345,519)		2,768,015
Italy 4.1%
Moncler SpA*	17,545	381,359
Prada SpA	73,000	648,553
Sorin SpA*	132,000	376,703
Unipol Gruppo Finanziario SpA	200,000	1,200,447
World Duty Free SpA*	28,400	357,696
(Cost $2,371,116)		2,964,758
Luxembourg 1.0%
Eurofins Scientific (Cost $654,124)	2,800	758,264
	Shares	Value ($)

Malaysia 0.9%
IHH Healthcare Bhd.* (Cost $729,173)	560,000	660,416
Mexico 1.3%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $959,587)	9,500	929,765
Netherlands 1.4%
ASML Holding NV (Cost $510,738)	11,000	1,032,956
Norway 2.0%
DNO International ASA*	247,000	990,314
Norsk Hydro ASA	105,000	469,386
(Cost $950,024)		1,459,700
Philippines 2.1%
Metropolitan Bank & Trust Co.	520,000	887,648
Puregold Price Club, Inc.	730,000	625,625
(Cost $1,754,673)		1,513,273
Spain 0.7%
Atresmedia Corp. de Medios de Comunicaion SA* (Cost $495,833)	33,000	546,055
Sweden 5.3%
Atlas Copco AB "A"	25,000	697,253
Meda AB "A"	33,000	419,586
Svenska Cellulosa AB "B"	32,000	988,670
Swedish Match AB	30,000	964,651
Telefonaktiebolaget LM Ericsson "B"	63,000	771,478
(Cost $3,481,286)		3,841,638
Switzerland 3.8%
DKSH Holding AG	6,000	466,912
Nestle SA (Registered)	12,515	918,700
Novartis AG (Registered)	5,500	440,168
Pentair Ltd. (Registered) (a)	12,000	932,040
(Cost $1,848,594)		2,757,820
Taiwan 0.7%
Ginko International Co., Ltd. (Cost $502,623)	27,000	510,556
United Kingdom 5.0%
Aberdeen Asset Management PLC	123,000	1,024,322
Aveva Group PLC	22,000	790,150
British American Tobacco PLC	17,500	938,945
Intertek Group PLC	18,000	939,101
(Cost $3,429,948)		3,692,518
United States 43.4%
Actavis PLC*	2,400	403,200
ADT Corp. (c)	9,000	364,230
Aegerion Pharmaceuticals, Inc.*	3,100	219,976
Allergan, Inc.	8,100	899,748
Alliance Data Systems Corp.* (c)	6,600	1,735,338
Amgen, Inc.	6,500	742,040
Amphenol Corp. "A"	17,000	1,516,060
Beam, Inc.	18,600	1,265,916
Bristol-Myers Squibb Co.	14,000	744,100
	Shares	Value ($)

CBRE Group, Inc. "A"*	39,000	1,025,700
Cerner Corp.*	16,000	891,840
Cheniere Energy Partners LP Holdings LLC*	5,155	96,656
Colfax Corp.*	18,000	1,146,420
Cynosure, Inc. "A"*	14,000	373,520
Danaher Corp.	11,500	887,800
Deckers Outdoor Corp.* (c)	4,000	337,840
DIRECTV*	12,200	842,898
Dynavax Technologies Corp.* (c)	70,000	137,200
eBay, Inc.*	7,000	384,230
Exxon Mobil Corp.	8,000	809,600
Google, Inc. "A"*	700	784,497
JPMorgan Chase & Co.	27,000	1,578,960
L Brands, Inc.	13,000	804,050
Las Vegas Sands Corp.	16,000	1,261,920
MasterCard, Inc. "A"	2,100	1,754,466
McDonald's Corp.	9,000	873,270
National Oilwell Varco, Inc.	11,000	874,830
Noble Energy, Inc.	15,000	1,021,650
NPS Pharmaceuticals, Inc.*	6,800	206,448
Orexigen Therapeutics, Inc.* (c)	24,500	137,935
Pall Corp.	12,000	1,024,200
Praxair, Inc.	11,000	1,430,330
Precision Castparts Corp.	5,500	1,481,150
Schlumberger Ltd.	8,500	765,935
Tractor Supply Co.	10,000	775,800
Trimble Navigation Ltd.*	28,400	985,480
United Technologies Corp.	9,500	1,081,100
(Cost $27,565,401)		31,666,333
Total Common Stocks (Cost $60,435,528)		69,331,065
	Shares	Value ($)

Participatory Note 1.4%
Nigeria
Zenith Bank PLC (issuer Merrill Lynch International) Expiration Date 8/21/2015 (Cost $811,200)	6,000,000	1,027,824

Securities Lending Collateral 3.6%
Daily Assets Fund Institutional, 0.08% (d) (e) (Cost $2,611,010)	2,611,010	2,611,010

Cash Equivalents 3.4%
Central Cash Management Fund, 0.05% (d) (Cost $2,485,024)	2,485,024	2,485,024

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $66,342,762)†	103.4	75,454,923
Other Assets and Liabilities, Net	(3.4)	(2,467,448)
Net Assets	100.0	72,987,475

* Non-income producing security.

† The cost for federal income tax purposes was $66,342,796. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $9,112,127. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,159,863 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,047,736.

(a) Listed on the New York Stock Exchange.

(b) Listed on the NASDAQ Stock Market, Inc.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $2,553,543, which is 3.5% of net assets.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (f)
Belgium	$—	$1,386,112	$—	$1,386,112
Canada	4,155,366	—	—	4,155,366
Denmark	—	2,133,040	—	2,133,040
France	—	2,031,842	—	2,031,842
Germany	—	2,267,981	—	2,267,981
Hong Kong	—	716,400	—	716,400
India	892,080	—	—	892,080
Indonesia	—	646,177	—	646,177
Ireland	1,333,150	1,434,865	—	2,768,015
Italy	—	2,964,758	—	2,964,758
Luxembourg	—	758,264	—	758,264
Malaysia	—	660,416	—	660,416
Mexico	929,765	—	—	929,765
Netherlands	—	1,032,956	—	1,032,956
Norway	—	1,459,700	—	1,459,700
Philippines	—	1,513,273	—	1,513,273
Spain	—	546,055	—	546,055
Sweden	—	3,841,638	—	3,841,638
Switzerland	932,040	1,825,780	—	2,757,820
Taiwan	—	510,556	—	510,556
United Kingdom	—	3,692,518	—	3,692,518
United States	31,666,333	—	—	31,666,333
Participatory Notes	—	1,027,824	—	1,027,824
Short-Term Investments (f)	5,096,034	—	—	5,096,034
Total	$45,004,768	$30,450,155	$—	$75,454,923

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $61,246,728) — including $2,553,543 of securities loaned	$70,358,889
Investment in Daily Assets Fund Institutional (cost $2,611,010)*	2,611,010
Investment in Central Cash Management Fund (cost $2,485,024)	2,485,024
Total investments in securities, at value (cost $66,342,762)	75,454,923
Foreign currency, at value (cost $129,901)	126,571
Receivable for Fund shares sold	27
Dividends receivable	65,911
Interest receivable	1,136
Foreign taxes recoverable	65,968
Other assets	1,379
Total assets	75,715,915
Liabilities
Cash overdraft	289
Payable upon return of securities loaned	2,611,010
Payable for Fund shares redeemed	36,642
Accrued management fee	33,422
Accrued Trustees' fees	1,483
Other accrued expenses and payables	45,594
Total liabilities	2,728,440
Net assets, at value	$72,987,475
Net Assets Consist of
Undistributed net investment income	1,217,770
Net unrealized appreciation (depreciation) on: Investments	9,112,161
Foreign currency	(578)
Accumulated net realized gain (loss)	(47,522,922)
Paid-in capital	110,181,044
Net assets, at value	$72,987,475
Class A Net Asset Value, offering and redemption price per share ($72,987,475 ÷ 7,869,570 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.27

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $178,600)	$1,801,122
Interest	414
Income distributions — Central Cash Management Fund	1,203
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	60,811
Total income	1,863,550
Expenses: Management fee	450,754
Administration fee	69,347
Services to shareholders	945
Custodian fee	59,468
Audit and tax fees	60,102
Legal fees	15,351
Reports to shareholders	38,871
Trustees' fees and expenses	4,674
Other	32,744
Total expenses before expense reductions	732,256
Expense reductions	(43,599)
Total expenses after expense reductions	688,657
Net investment income	1,174,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,284,356
Futures	81,726
Foreign currency	(13,289)
17,352,793
Change in net unrealized appreciation (depreciation) on: Investments	(6,257,752)
Futures	(4,080)
Foreign currency	(606)
(6,262,438)
Net gain (loss)	11,090,355
Net increase (decrease) in net assets resulting from operations	$12,265,248

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$1,174,893	$1,605,589
Net realized gain (loss)	17,352,793	337,693
Change in net unrealized appreciation (depreciation)	(6,262,438)	8,562,569
Net increase (decrease) in net assets resulting from operations	12,265,248	10,505,851
Distributions to shareholders from: Net investment income: Class A	(1,676,904)	(1,885,705)
Total distributions	(1,676,904)	(1,885,705)
Fund share transactions: Class A Proceeds from shares sold	3,395,869	2,442,886
Reinvestment of distributions	1,676,904	1,885,705
Payments for shares redeemed	(9,660,444)	(10,767,707)
Net increase (decrease) in net assets from Class A share transactions	(4,587,671)	(6,439,116)
Increase (decrease) in net assets	6,000,673	2,181,030
Net assets at beginning of period	66,986,802	64,805,772
Net assets at end of period (including undistributed net investment income of $1,217,770 and $1,530,737, respectively)	$72,987,475	$66,986,802
Other Information
Class A Shares outstanding at beginning of period	8,411,945	9,288,789
Shares sold	404,553	334,743
Shares issued to shareholders in reinvestment of distributions	202,770	258,316
Shares redeemed	(1,149,698)	(1,469,903)
Net increase (decrease) in Class A shares	(542,375)	(876,844)
Shares outstanding at end of period	7,869,570	8,411,945

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$7.96		$6.98	$8.08	$7.45	$6.22
Income (loss) from investment operations: Net investment incomea	.14		.18	.19	.14	.12
Net realized and unrealized gain (loss)	1.37		1.01	(1.14)	.66	1.51
Total from investment operations	1.51		1.19	(.95)	.80	1.63
Less distributions from: Net investment income	(.20)		(.21)	(.15)	(.17)	(.40)
Total distributions	(.20)		(.21)	(.15)	(.17)	(.40)
Net asset value, end of period	$9.27		$7.96	$6.98	$8.08	$7.45
Total Return (%)	19.31	b	17.34	(12.07)	10.93	29.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73		67	65	83	86
Ratio of expenses before expense reductions (%)	1.06		1.02	1.03	.99	.94
Ratio of expenses after expense reductions (%)	.99		1.02	1.03	.99	.94
Ratio of net investment income (%)	1.69		2.46	2.44	1.90	1.89
Portfolio turnover rate (%)	139		18	26	14	139
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reimbursed.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Equity VIP (formerly DWS Diversified International Equity VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $47,342,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($8,178,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2013 through December 31, 2013, the Fund elected to defer qualified late year losses of approximately $36,000 of net long-term realized capital losses and $145,000 of net short-term capital losses and treat them as arising in the fiscal year ending December 31, 2014.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from passive foreign investment companies and and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,217,770
Capital loss carryforwards	$(47,342,000)
Unrealized appreciation (depreciation) on investments	$9,112,127

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$1,676,904	$1,885,705

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2013, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There are no open futures contracts as of December 31, 2013. For the year ended December 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,699,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$81,726
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(4,080)
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $93,354,290 and $98,812,848, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to July 12, 2013, QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. As an investment subadvisor, QS Investors rendered strategic asset allocation services and managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective July 12, 2013, QS Investors no longer acted as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.99%.

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 1.00%.

Accordingly, for the year ended December 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $43,488, and the amount charged aggregated $407,266, which was equivalent to an annual effective rate of 0.59% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $69,347, of which $6,032 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC aggregated $111, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,577, of which $5,348 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Fees. Effective February 7, 2013, Deutsche Bank AG serves as lending agent for the Fund. For the period from February 7, 2013 through December 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $6,571.

E. Ownership of the Fund

At December 31, 2013, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 48%, 28% and 24%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Global Equity VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Global Equity VIP (formerly, DWS Diversified International Equity VIP) (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Global Equity VIP (formerly, DWS Diversified International Equity VIP) (one of funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses, had it not done so, expenses would have ben higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,164.60
Expenses Paid per $1,000*	$5.46
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,020.16
Expenses Paid per $1,000*	$5.09

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Global Equity VIP	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid foreign taxes of $151,000 and earned $1,127,000 of foreign source income year during the year ended December 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended December 31, 2013.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Equity VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GE-2 (R-025828-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Global Growth VIP

(formerly DWS Global Thematic VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
20 Report of Independent Registered Public Accounting Firm
21 Information About Your Fund's Expenses
22 Tax Information
23 Proxy Voting
24 Advisory Agreement Board Considerations and Fee Evaluation
27 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 1.42% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Effective May 1, 2013, the Fund's investment strategies changed and the Fund seeks to achieve its objective by allocating its assets among a global growth sleeve and a small cap growth sleeve. The Fund's past performance may have been different if the Fund had been managed using the current investment strategies.

Growth of an Assumed $10,000 Investment in DWS Global Growth VIP

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,208	$12,395	$20,261	$20,662
	Average annual total return	22.08%	7.42%	15.17%	7.53%
MSCI World Index	Growth of $10,000	$12,668	$13,860	$20,135	$19,629
	Average annual total return	26.68%	11.48%	15.02%	6.97%
DWS Global Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,162	$12,263	$19,891	$19,927
	Average annual total return	21.62%	7.04%	14.74%	7.14%
MSCI World Index	Growth of $10,000	$12,668	$13,860	$20,135	$19,629
	Average annual total return	26.68%	11.48%	15.02%	6.97%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

The Fund's Class A shares returned 22.08% during 2013, underperforming the 26.68% return of the MSCI World Index.1 Our team took over the Fund's management duties on May 1, 2013 at which point the Fund — formerly DWS Global Thematic VIP — was renamed DWS Global Growth VIP.

We allocate the Fund's assets among a global growth sleeve and a global small-cap growth sleeve. Since we took over the Fund on May 1, 2013, the small-cap sleeve has been the better performer of the two, delivering positive returns both an absolute basis and relative to the index.

The leading cause of the Fund's underperformance was its stock selection in the financial and consumer staples sectors.2 In the former, the largest detractors were the Metropolitan Bank and Trust Co., ICICI Bank Ltd. and Turkiye Halk Bankasi AS, which are based in the Philippines, India and Turkey, respectively. The story was similar in consumer staples, where the most notable detractors from performance included PT Indofood and Tbk PT Gudang Garam of Indonesia and Fomento Economico Mexicano SAB de CV. The underperformance of these positions underscores a broader trend that was in place during 2013: the broader shortfall in emerging-markets stocks. We held a sizeable allocation to the emerging markets throughout the past year ending December 31, 2013, whereas the benchmark is invested entirely in the developed markets. While this led to short-term underperformance for the Fund, we believe our holdings in this area provide the opportunity to invest in fast-growing companies at compelling valuations.

On the plus side, our stock picks performed very well in information technology. Among our many outperformers in this sector were the U.S. stocks Alliance Data Systems Corp. and MasterCard Inc. We also added value in the challenging materials sector via our positions in Praxair, Inc. and Stora Enso Oyj.

In the four months before we took over the Fund's management duties, the Fund underperformed its benchmark due largely to adverse stock selection in the financial, consumer staples and telecommunications sectors.

In terms of positioning, the Fund closed the year with overweight positions in information technology and industrial companies, and it was underweight in the financial, consumer discretionary and telecommunication services sectors.3,4 While the Fund is constructed from the bottom up, we continue to seek to find the best combination of growth and value in the financial, consumer discretionary and telecommunication services sectors. Overall, we seek to remain fully invested and own world-class businesses with large barriers to entry, strong growth, pricing power and conservative balance sheets.

Joseph Axtell, CFA

Lead Portfolio Manager

Rafaelina M. Lee

Reid Galas, CFA

Nils E. Ernst, PhD

Martin Berberich, CFA

Sebastien P. Werner, PhD

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

3 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

4 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Common Stocks	96%	97%
Cash Equivalents	3%	1%
Participatory Notes	1%	0%
Preferred Stock	—	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/13	12/31/12

Industrials	20%	13%
Financials	15%	14%
Health Care	14%	12%
Information Technology	14%	15%
Consumer Discretionary	14%	10%
Consumer Staples	12%	8%
Energy	7%	8%
Materials	4%	13%
Telecommunication Services	—	4%
Utilities	—	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/13	12/31/12

United States	45%	37%
Europe	30%	31%
United Kingdom	9%	2%
Asia (excluding Japan)	6%	10%
Canada	6%	6%
Japan	2%	3%
Latin America	1%	6%
Nigeria	1%	0%
Africa	—	2%
Middle East	—	2%
Bermuda	—	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Shares	Value ($)

Common Stocks 95.4%
Belgium 1.6%
Anheuser-Busch InBev NV (Cost $778,194)	8,200	874,317
Bermuda 0.2%
Lazard Ltd. "A" (Cost $71,779)	3,026	137,138
Brazil 0.4%
CCR SA (Cost $218,874)	29,000	218,858
Canada 5.1%
Agnico Eagle Mines Ltd.	9,000	237,420
Brookfield Asset Management, Inc. "A"	21,000	814,893
Canadian Oil Sands Ltd.	20,000	376,183
Canadian Pacific Railway Ltd.	6,000	907,413
Goldcorp, Inc.	13,000	281,710
Quebecor, Inc. "B"	1,134	28,226
SunOpta, Inc.*	12,874	128,869
(Cost $2,821,768)		2,774,714
China 0.3%
Minth Group Ltd. (Cost $117,228)	66,933	139,392
Cyprus 0.2%
Prosafe SE	13,190	101,779
Songa Offshore*	6,733	3,451
(Cost $129,991)		105,230
Denmark 2.1%
Coloplast AS "B"	4,200	278,597
DS Norden AS	5,500	289,887
GN Store Nord AS	5,755	141,850
William Demant Holding AS*	4,300	418,077
(Cost $984,089)		1,128,411
Finland 0.1%
Cramo Oyj (Cost $56,616)	2,588	54,827
France 2.5%
Edenred	11,000	369,023
JC Decaux SA	3,496	144,380
LVMH Moet Hennessy Louis Vuitton SA	1,500	274,592
Pernod Ricard SA	4,800	548,059
(Cost $1,270,108)		1,336,054
Germany 3.0%
BASF SE	5,250	559,833
Fresenius Medical Care AG & Co. KGaA	12,000	854,040
United Internet AG (Registered)	5,091	216,884
(Cost $1,468,791)		1,630,757
Hong Kong 1.1%
Hong Kong Television Network Ltd.	96,393	44,013
K Wah International Holdings Ltd.	262,818	159,610
Playmates Toys Ltd.*	171,462	80,349
REXLot Holdings Ltd. (a)	1,473,180	199,785
Techtronic Industries Co.	41,941	119,438
(Cost $489,008)		603,195
	Shares	Value ($)

India 0.8%
ICICI Bank Ltd. (ADR) (Cost $529,151)	11,500	427,455
Indonesia 0.8%
PT Arwana Citramulia Tbk	1,138,391	76,749
PT Indofood CBP Sukses Makmur Tbk	450,000	377,636
(Cost $641,566)		454,385
Ireland 3.5%
Accenture PLC "A" (b)	8,100	665,982
C&C Group PLC	12,334	72,148
Experian PLC	21,300	393,117
Paddy Power PLC	1,602	136,920
Ryanair Holdings PLC (ADR)*	2,845	133,516
Shire PLC	10,000	471,217
(Cost $1,633,092)		1,872,900
Italy 2.5%
Prada SpA	42,700	379,359
Prysmian SpA	4,822	124,330
Sorin SpA*	76,000	216,890
Unipol Gruppo Finanziario SpA	102,000	612,228
(Cost $1,101,496)		1,332,807
Japan 1.6%
Ai Holdings Corp.	5,880	73,409
Avex Group Holdings, Inc.	5,838	125,551
Iida Group Holdings Co., Ltd.*	4,527	90,360
Kusuri No Aoki Co., Ltd.	1,448	80,902
MISUMI Group, Inc.	2,278	71,697
Nippon Seiki Co., Ltd.	8,059	155,952
United Arrows Ltd.	2,783	104,241
Universal Entertainment Corp.	4,998	92,288
Yumeshin Holdings Co., Ltd.	7,248	78,678
(Cost $885,397)		873,078
Luxembourg 0.9%
Eurofins Scientific (Cost $419,564)	1,800	487,455
Malaysia 1.1%
Hartalega Holdings Bhd.	60,611	133,777
IHH Healthcare Bhd.*	350,000	412,760
Tune Ins Holdings Bhd.*	112,278	66,878
(Cost $658,501)		613,415
Mexico 0.8%
Fomento Economico Mexicano SAB de CV (ADR) (Cost $491,474)	4,300	420,841
Netherlands 2.8%
ASML Holding NV	6,000	563,431
Brunel International NV	2,065	126,798
Chicago Bridge & Iron Co. NV (b)	1,433	119,139
ING Groep NV (CVA)*	32,000	447,477
Koninklijke Vopak NV	1,604	93,978
SBM Offshore NV*	7,323	149,647
(Cost $1,236,227)		1,500,470
	Shares	Value ($)

Norway 1.5%
DNO International ASA*	125,000	501,171
Norsk Hydro ASA	70,000	312,924
(Cost $521,769)		814,095
Panama 0.2%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $92,557)	4,132	115,779
Philippines 1.3%
Alliance Global Group, Inc.	184,682	107,721
Century Properties Group, Inc.	818,014	24,444
Emperador, Inc.*	164,472	39,701
House of Investments, Inc.	65,595	9,122
Metropolitan Bank & Trust Co.	310,000	529,175
(Cost $883,689)		710,163
Singapore 0.3%
Lian Beng Group Ltd.	266,639	114,206
UE E&C Ltd.	54,057	44,623
Yongnam Holdings Ltd.	69,256	13,501
(Cost $165,754)		172,330
Spain 0.6%
Mediaset Espana Communication SA* (Cost $323,477)	28,000	323,984
Sweden 4.5%
Atlas Copco AB "A"	19,000	529,912
Meda AB "A"	16,500	209,793
Svenska Cellulosa AB "B"	20,000	617,919
Swedish Match AB	18,000	578,791
Telefonaktiebolaget LM Ericsson "B"	40,200	492,276
(Cost $2,224,535)		2,428,691
Switzerland 4.7%
DKSH Holding AG	3,500	272,365
Dufry AG (Registered)*	691	121,642
Nestle SA (Registered)	10,000	734,080
Novartis AG (Registered)	5,300	424,161
Pentair Ltd. (Registered) (b)	7,000	543,690
Swatch Group AG (Bearer)	630	418,029
(Cost $2,267,370)		2,513,967
Thailand 0.1%
Malee Sampran PCL (Foreign Registered) (Cost $83,742)	46,269	42,242
United Kingdom 7.4%
Aberdeen Asset Management PLC	67,000	557,964
Arrow Global Group PLC*	17,550	77,727
Aveva Group PLC	13,000	466,907
Babcock International Group PLC	8,392	188,363
British American Tobacco PLC	7,500	402,405
Burberry Group PLC	3,534	88,788
Clinigen Healthcare Ltd.	8,084	80,477
Crest Nicholson Holdings PLC*	19,924	120,772
Domino's Pizza Group PLC	9,577	81,384
Essentra PLC	7,465	106,512
Hargreaves Lansdown PLC	5,347	120,234
HellermannTyton Group PLC	22,616	113,273
IG Group Holdings PLC	8,899	91,030
Intertek Group PLC	11,000	573,895
	Shares	Value ($)

Jardine Lloyd Thompson Group PLC	4,265	72,076
John Wood Group PLC	7,785	88,808
Monitise PLC*	60,507	67,536
Reckitt Benckiser Group PLC	5,500	437,892
Rotork PLC	2,294	109,506
Spirax-Sarco Engineering PLC	2,563	127,256
(Cost $3,575,637)		3,972,805
United States 43.4%
Actavis PLC*	1,400	235,200
ADT Corp. (a)	5,000	202,350
Advance Auto Parts, Inc.	962	106,474
AECOM Technology Corp.*	800	23,544
Affiliated Managers Group, Inc.*	584	126,658
Agilent Technologies, Inc.	5,000	285,950
Allergan, Inc.	4,500	499,860
Alliance Data Systems Corp.* (a)	4,000	1,051,720
Altra Industrial Motion Corp.	2,046	70,014
Amgen, Inc.	3,700	422,392
Amphenol Corp. "A" (a)	10,000	891,800
BE Aerospace, Inc.*	1,588	138,204
Beam, Inc.	9,700	660,182
Biogen Idec, Inc.*	700	195,825
BorgWarner, Inc.	2,648	148,050
Bristol-Myers Squibb Co.	10,000	531,500
Cardtronics, Inc.*	2,720	118,184
Catamaran Corp.*	1,896	90,022
CBRE Group, Inc. "A"*	17,500	460,250
Cerner Corp.* (a)	9,000	501,660
Chart Industries, Inc.*	842	80,529
Colfax Corp.*	10,000	636,900
Danaher Corp.	7,500	579,000
Deckers Outdoor Corp.* (a)	2,300	194,258
DFC Global Corp.*	7,296	83,539
DIRECTV*	9,000	621,810
Dresser-Rand Group, Inc.*	1,644	98,032
Dril-Quip, Inc.*	916	100,696
Encore Capital Group, Inc.* (a)	2,638	132,586
Exxon Mobil Corp.	4,000	404,800
Google, Inc. "A"*	550	616,391
Hain Celestial Group, Inc.*	946	85,878
HeartWare International, Inc.* (a)	1,091	102,510
Jack in the Box, Inc.*	1,392	69,628
Jarden Corp.*	2,001	122,761
JPMorgan Chase & Co.	16,500	964,920
Kindred Healthcare, Inc.	3,775	74,519
L Brands, Inc.	7,200	445,320
Las Vegas Sands Corp.	9,000	709,830
Leucadia National Corp.	3,872	109,732
Manitowoc Co., Inc.	5,873	136,958
MasterCard, Inc. "A"	1,200	1,002,552
McDonald's Corp.	5,600	543,368
MICROS Systems, Inc.*	1,642	94,202
Middleby Corp.* (a)	499	119,745
National Oilwell Varco, Inc.	6,000	477,180
Noble Energy, Inc.	11,000	749,210
Oaktree Capital Group LLC	2,482	146,041
Oasis Petroleum, Inc.*	1,734	81,446
Ocwen Financial Corp.*	2,954	163,799
Oil States International, Inc.*	641	65,203
Pacira Pharmaceuticals, Inc.* (a)	4,041	232,317
Pall Corp. (a)	7,500	640,125
Polaris Industries, Inc.	1,085	158,019
	Shares	Value ($)

Praxair, Inc.	6,300	819,189
Precision Castparts Corp.	3,600	969,480
PTC, Inc.*	2,093	74,071
Roadrunner Transportation Systems, Inc.*	3,382	91,145
Rosetta Resources, Inc.*	929	44,629
Schlumberger Ltd.	5,500	495,605
Sears Hometown & Outlet Stores, Inc.*	2,077	52,964
Sinclair Broadcast Group, Inc. "A"	2,954	105,546
Springleaf Holdings, Inc.* (a)	5,127	129,611
Synta Pharmaceuticals Corp.*	8,754	45,871
Tenneco, Inc.*	2,007	113,536
The Bancorp., Inc.*	3,319	59,443
Thermon Group Holdings, Inc.*	3,879	106,013
Thoratec Corp.*	2,722	99,625
TIBCO Software, Inc.*	3,265	73,397
TiVo, Inc.*	5,154	67,620
Tractor Supply Co. (a)	6,200	480,996
Trimble Navigation Ltd.*	16,500	572,550
Tristate Capital Holdings, Inc.*	5,077	60,213
United Rentals, Inc.*	1,865	145,377
United Technologies Corp.	4,700	534,860
Urban Outfitters, Inc.*	2,092	77,613
VeriFone Systems, Inc.*	2,234	59,916
WABCO Holdings, Inc.*	1,293	120,779
	Shares	Value ($)

Waddell & Reed Financial, Inc. "A" (a)	2,418	157,460
Western Digital Corp.	2,835	237,857
(Cost $19,294,032)		23,399,009
Total Common Stocks (Cost $45,435,476)		51,478,764

Participatory Note 1.3%
Nigeria
Zenith Bank PLC (issuer Merrill Lynch International), Expiration Date 8/21/2015 (Cost $533,000)	4,100,000	702,346

Securities Lending Collateral 8.9%
Daily Assets Fund Institutional, 0.08% (c) (d) (Cost $4,778,217)	4,778,217	4,778,217

Cash Equivalents 3.0%
Central Cash Management Fund, 0.05% (c) (Cost $1,623,148)	1,623,148	1,623,148

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $52,369,841)†	108.6	58,582,475
Other Assets and Liabilities, Net	(8.6)	(4,628,204)
Net Assets	100.0	53,954,271

* Non-income producing security.

† The cost for federal income tax purposes was $52,480,940. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $6,101,535. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,583,184 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,481,649.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $4,692,985, which is 8.7% of net assets.

(b) Listed on the New York Stock Exchange.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$874,317	$—	$874,317
Bermuda	137,138	—	—	137,138
Brazil	218,858	—	—	218,858
Canada	2,774,714	—	—	2,774,714
China	—	139,392	—	139,392
Cyprus	—	105,230	—	105,230
Denmark	—	1,128,411	—	1,128,411
Finland	—	54,827	—	54,827
France	—	1,336,054	—	1,336,054
Germany	—	1,630,757	—	1,630,757
Hong Kong	—	603,195	—	603,195
India	427,455	—	—	427,455
Indonesia	—	454,385	—	454,385
Ireland	799,498	1,073,402	—	1,872,900
Italy	—	1,332,807	—	1,332,807
Japan	—	873,078	—	873,078
Luxembourg	—	487,455	—	487,455
Malaysia	—	613,415	—	613,415
Mexico	420,841	—	—	420,841
Netherlands	119,139	1,381,331	—	1,500,470
Norway	—	814,095	—	814,095
Panama	115,779	—	—	115,779
Philippines	—	710,163	—	710,163
Singapore	—	172,330	—	172,330
Spain	—	323,984	—	323,984
Sweden	—	2,428,691	—	2,428,691
Switzerland	543,690	1,970,277	—	2,513,967
Thailand	—	42,242	—	42,242
United Kingdom	—	3,972,805	—	3,972,805
United States	23,399,009	—	—	23,399,009
Participatory Note	—	702,346	—	702,346
Short-Term Investments (e)	6,401,365	—	—	6,401,365
Total	$35,357,486	$23,224,989	$—	$58,582,475

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $45,968,476) — including $4,697,054 of securities loaned	52,181,110
Investment in Daily Assets Fund Institutional (cost $4,778,217)*	4,778,217
Investment in Central Cash Management Fund (cost $1,623,148)	1,623,148
Total investments in securities, at value (cost $52,369,841)	58,582,475
Cash	12
Foreign currency, at value (cost $133,005)	129,805
Receivable for investments sold	67,225
Receivable for Fund shares sold	26
Dividends receivable	27,842
Interest receivable	68
Foreign taxes recoverable	25,891
Due from Advisor	10,657
Other assets	1,067
Total assets	58,845,068
Liabilities
Payable upon return of securities loaned	4,778,217
Payable for investments purchased	35,919
Payable for Fund shares redeemed	38,836
Accrued Trustees' fees	922
Other accrued expenses and payables	36,903
Total liabilities	4,890,797
Net assets, at value	53,954,271
Net Assets Consist of
Undistributed net investment income	478,685
Net unrealized appreciation (depreciation) on: Investments	6,212,634
Foreign currency	(2,661)
Accumulated net realized gain (loss)	(44,269,489)
Paid-in capital	91,535,102
Net assets, at value	53,954,271
Class A Net Asset Value, offering and redemption price per share ($51,207,041 ÷ 4,601,327 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.13
Class B Net Asset Value, offering and redemption price per share ($2,747,230 ÷ 246,555 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.14

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $63,811)	$966,040
Income distributions — Central Cash Management Fund	842
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	23,222
Total income	990,104
Expenses: Management fee	481,790
Administration fee	52,655
Services to shareholders	1,464
Record keeping fees (Class B)	2,995
Distribution service fee (Class B)	6,995
Custodian fee	75,614
Audit and tax fees	65,235
Legal fees	10,969
Reports to shareholders	34,980
Trustees' fees and expenses	3,622
Other	38,311
Total expenses before expense reductions	774,630
Expense reductions	(302,929)
Total expenses after expense reductions	471,701
Net investment income (loss)	518,403
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,034,848
Foreign currency	(30,900)
9,003,948
Change in net unrealized appreciation (depreciation) on: Investments	1,092,224
Foreign currency	(2,244)
1,089,980
Net gain (loss)	10,093,928
Net increase (decrease) in net assets resulting from operations	$10,612,331

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$518,403	$758,059
Net realized gain (loss)	9,003,948	97,908
Change in net unrealized appreciation (depreciation)	1,089,980	8,394,806
Net increase (decrease) in net assets resulting from operations	10,612,331	9,250,773
Distributions to shareholders from: Net investment income: Class A	(689,482)	(741,039)
Class B	(27,740)	(31,068)
Total distributions	(717,222)	(772,107)
Fund share transactions: Class A Proceeds from shares sold	4,242,450	7,619,915
Reinvestment of distributions	689,482	741,039
Payments for shares redeemed	(16,663,817)	(12,066,736)
Net increase (decrease) in net assets from Class A share transactions	(11,731,885)	(3,705,782)
Class B Proceeds from shares sold	147,425	80,402
Reinvestment of distributions	27,740	31,068
Payments for shares redeemed	(823,023)	(823,480)
Net increase (decrease) in net assets from Class B share transactions	(647,858)	(712,010)
Increase (decrease) in net assets	(2,484,634)	4,060,874
Net assets at beginning of period	56,438,905	52,378,031
Net assets at end of period (including undistributed net investment income of $478,685 and $696,736, respectively)	$53,954,271	$56,438,905
Other Information
Class A Shares outstanding at beginning of period	5,793,732	6,234,878
Shares sold	422,826	882,663
Shares issued to shareholders in reinvestment of distributions	71,746	85,967
Shares redeemed	(1,686,977)	(1,409,776)
Net increase (decrease) in Class A shares	(1,192,405)	(441,146)
Shares outstanding at end of period	4,601,327	5,793,732
Class B Shares outstanding at beginning of period	311,300	393,322
Shares sold	14,554	9,525
Shares issued to shareholders in reinvestment of distributions	2,878	3,592
Shares redeemed	(82,177)	(95,139)
Net increase (decrease) in Class B shares	(64,745)	(82,022)
Shares outstanding at end of period	246,555	311,300

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.24	$7.90	$9.28	$8.24	$5.84
Income (loss) from investment operations: Net investment incomea	.10	.12	.11	.06	.08
Net realized and unrealized gain (loss)	1.92	1.34	(1.43)	1.06	2.42
Total from investment operations	2.02	1.46	(1.32)	1.12	2.50
Less distributions from: Net investment income	(.13)	(.12)	(.06)	(.08)	(.10)
Total distributions	(.13)	(.12)	(.06)	(.08)	(.10)
Net asset value, end of period	$11.13	$9.24	$7.90	$9.28	$8.24
Total Return (%)b	22.08	18.60	(14.39)	13.65	43.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	54	49	68	66
Ratio of expenses before expense reductions (%)	1.45	1.42	1.37	1.41	1.38
Ratio of expenses after expense reductions (%)	.88	.99	1.03	1.05	1.04
Ratio of net investment income (%)	1.00	1.40	1.24	.77	1.23
Portfolio turnover rate (%)	171	107	127	165	190
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.25	$7.91	$9.29	$8.25	$5.85
Income (loss) from investment operations: Net investment incomea	.07	.09	.08	.04	.06
Net realized and unrealized gain (loss)	1.92	1.34	(1.44)	1.05	2.42
Total from investment operations	1.99	1.43	(1.36)	1.09	2.48
Less distributions from: Net investment income	(.10)	(.09)	(.02)	(.05)	(.08)
Total distributions	(.10)	(.09)	(.02)	(.05)	(.08)
Net asset value, end of period	$11.14	$9.25	$7.91	$9.29	$8.25
Total Return (%)b	21.62	18.16	(14.67)	13.24	43.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	5	5
Ratio of expenses before expense reductions (%)	1.81	1.76	1.72	1.76	1.73
Ratio of expenses after expense reductions (%)	1.23	1.34	1.38	1.40	1.39
Ratio of net investment income (%)	.66	1.04	.88	.42	.88
Portfolio turnover rate (%)	171	107	127	165	190
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Growth VIP (formerly DWS Global Thematic VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $44,211,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($26,421,000) and December 31, 2017 ($17,790,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$530,306
Capital loss carryforwards	$(44,211,000)
Unrealized appreciation (depreciation) on investments	$6,101,535

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$717,222	$772,107

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $88,360,238 and $102,273,315, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Global Thematic Partners, LLC ("GTP") served as subadvisor to the Fund through April 30, 2013. GTP or the "Subadvisor" was paid by the Advisor for the service GTP provided to the Fund. Effective as of the close of business on April 30, 2013, the sub-advisory agreement with GTP was terminated and day-to-day portfolio management of the Fund transitioned to DIMA. At that time, the Fund's name changed from "DWS Global Thematic VIP" to "DWS Global Growth VIP."

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.90%
Class B	1.25%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class B	1.15%

Accordingly, for the year ended December 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $302,436, and the amount charged aggregated $179,354, which was equivalent to an annual effective rate of 0.34% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $52,655, of which $4,436 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$285	$285
Class B	71	71
	$356	$356

In addition, for the year ended December 31, 2013, the Advisor reimbursed the Fund $137 of recordkeeping fees for Class B shares.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2013, the Distribution Service Fee aggregated $6,995, of which $568 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,139, of which $4,496 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At December 31, 2013, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 71% and 24%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 96%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Global Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Global Growth VIP (formerly, DWS Global Thematic VIP) (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Global Growth VIP (formerly, DWS Global Thematic VIP) (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,166.70	$1,164.10
Expenses Paid per $1,000*	$4.64	$6.55
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,020.92	$1,019.16
Expenses Paid per $1,000*	$4.33	$6.11

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Growth VIP	.85%	1.20%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 22% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2013, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Growth VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GG-2 (R-025830-4 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Global Income Builder VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
29 Statement of Assets and Liabilities
30 Statement of Operations
31 Statement of Changes in Net Assets
32 Financial Highlights
33 Notes to Financial Statements
42 Report of Independent Registered Public Accounting Firm
43 Information About Your Fund's Expenses
44 Tax Information
44 Proxy Voting
45 Advisory Agreement Board Considerations and Fee Evaluation
48 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, Fund management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 0.60% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Global Income Builder VIP

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,663	$12,989	$17,832	$16,658
	Average annual total return	16.63%	9.11%	12.26%	5.24%
Russell 1000® Index	Growth of $10,000	$13,311	$15,730	$23,454	$21,161
	Average annual total return	33.11%	16.30%	18.59%	7.78%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,798	$11,011	$12,427	$15,599
	Average annual total return	–2.02%	3.26%	4.44%	4.55%
S&P® Target Risk Moderate Index	Growth of $10,000	$11,047	$12,267	$15,108	$16,940
	Average annual total return	10.47%	7.05%	8.60%	5.41%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

The Fund returned 16.63% during the 12 months ended December 31, 2013 (Class A shares, unadjusted for contract charges) and outperformed the 10.47% return of S&P® Target Risk Moderate Index. Its two other benchmarks — the Barclays U.S. Aggregate Bond Index, which represents domestic taxable investment-grade bonds, and the Russell 1000® Index, which tracks the performance of the 1,000 largest stocks in the Russell 3000® Index — returned –2.02% and 33.11%, respectively.1,2,3

As of December 31, 2013, 63% of the portfolio was allocated to global dividend-paying stocks and 33% was allocated to bonds, with the remainder in cash.

Our equity allocation made the largest contribution to absolute returns, reflecting stocks' strength vs. bonds. The leading contributions came from an overweight in the technology sector and stock selection within the financial, utilities and consumer staples sectors.4,5 The most significant detractor was our stock selection in industrials.

The Fund's bond portfolio finished with a flat return, but performed well relative to the benchmark due to its allocation to high-yield bonds, which outperformed, as well as strong security selection within its corporate bond segment. The largest detractor was the Fund's above-benchmark duration (or interest-rate sensitivity) in the first half of the year ending December 31, 2013, which caused the Fund to underperform during the second-quarter sell-off. The Fund's bond portfolio closed the year with a duration that was about equal to that of the benchmark.

We hold a positive outlook for global equities in 2014, but we expect that the backdrop will remain somewhat challenging for dividend-paying stocks. The high-dividend segment is generally populated by slower, more stable growers, and it has a lower representation of the economically sensitive stocks that typically outperform in periods of improving growth. In this environment, our approach is to continue emphasizing our top ideas within the portfolio. We believe this should position the equity portfolio so its performance is more a function of our stock selection than of the broader performance trends for dividend stocks. As of the close of the year ending December 31, 2013, the equity portion of the Fund held its largest sector overweight in consumer staples, and its largest underweights were in the health care and telecommunications sectors.

With regard to the bond market, we expect that strengthening economic growth will continue to pressure long-term Treasuries but provide support for the investment-grade corporate and high-yield sectors. We remain focused on adding value through individual security selection, portfolio allocation and our "go anywhere" strategy. We believe this approach — and not one that seeks to make interest-rate "bets" — is the prudent course in a potentially challenging environment.

Owen Fitzpatrick, CFA

William Chepolis, CFA Philip G. Condon

Gary Russell, CFA

John D. Ryan Darwei Kung

Louis Cucciniello

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

2 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

3 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

4 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

5 The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Equity	63%	55%
Common Stocks	63%	55%

Fixed Income	33%	44%
Corporate Bonds	23%	28%
Government & Agency Obligations	5%	6%
Collateralized Mortgage Obligations	2%	2%
Municipal Bonds and Notes	1%	0%
Mortgage-Backed Securities Pass-Throughs	1%	3%
Commercial Mortgage-Backed Securities	1%	1%
Asset-Backed	0%	1%
Loan Participations and Assignments	0%	3%

Cash Equivalents	4%	1%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Loan Participations and Assignments, Preferred Securities, Convertible Bonds and Other Investments)	12/31/13	12/31/12

Financials	22%	19%
Consumer Discretionary	13%	8%
Information Technology	12%	8%
Industrials	11%	6%
Telecommunication Services	9%	7%
Energy	9%	13%
Consumer Staples	7%	13%
Health Care	6%	11%
Utilities	6%	7%
Materials	5%	8%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013

	Shares	Value ($)

Common Stocks 63.1%
Consumer Discretionary 7.7%
Auto Components 0.4%
Aisin Seiki Co., Ltd.	3,100	126,148
Bridgestone Corp.	4,600	174,388
Cie Generale des Etablissements Michelin	267	28,493
Delphi Automotive PLC	3,000	180,390
Denso Corp.	1,700	89,884
Johnson Controls, Inc.	700	35,910
Magna International, Inc.	2,500	204,990
Sumitomo Rubber Industries Ltd.	7,200	102,527
Toyota Industries Corp.	2,000	90,395
TRW Automotive Holdings Corp.*	1,400	104,146
Yokohama Rubber Co., Ltd.	4,466	44,000
		1,181,271
Automobiles 1.3%
Bayerische Motoren Werke (BMW) AG	1,501	176,028
Daihatsu Motor Co., Ltd.	6,500	110,261
Daimler AG (Registered)	3,206	277,514
Ford Motor Co.	23,200	357,976
Fuji Heavy Industries Ltd.	4,900	140,757
General Motors Co.*	13,200	539,484
Honda Motor Co., Ltd.	4,600	189,717
Isuzu Motors Ltd.	9,000	56,114
Nissan Motor Co., Ltd.	51,800	436,072
Renault SA	5,413	437,032
Toyota Motor Corp.	6,400	389,456
Volkswagen AG	1,495	405,112
		3,515,523
Diversified Consumer Services 0.1%
Benesse Holdings, Inc.	1,600	64,268
H&R Block, Inc.	4,000	116,160
		180,428
Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	8,300	333,411
Chipotle Mexican Grill, Inc.*	200	106,556
Compass Group PLC	11,746	188,333
Crown Resorts Ltd.	11,826	177,992
Darden Restaurants, Inc.	2,400	130,488
Dawn Holdings, Inc.* (a)	1	1,875
Flight Centre Travel Group Ltd.	2,068	87,827
Galaxy Entertainment Group Ltd.*	14,000	125,711
International Game Technology	5,300	96,248
Las Vegas Sands Corp.	2,200	173,514
Marriott International, Inc. "A"	500	24,680
McDonald's Corp.	4,800	465,744
Oriental Land Co., Ltd.	600	86,519
Royal Caribbean Cruises Ltd.	6,000	284,520
Sands China Ltd.	22,400	184,076
SJM Holdings Ltd.	6,929	23,370
Starbucks Corp.	3,600	282,204
Tatts Group Ltd.	34,755	96,388
Trump Entertainment Resorts, Inc.*	2	0
TUI Travel PLC	31,387	214,884
Whitbread PLC	1,485	92,298
William Hill PLC	22,422	149,258
Wyndham Worldwide Corp.	2,100	154,749
	Shares	Value ($)

Yum! Brands, Inc.	2,500	189,025
		3,669,670
Household Durables 0.7%
Electrolux AB "B"	1,842	48,493
Garmin Ltd. (b)	1,700	78,574
Leggett & Platt, Inc. (b)	2,500	77,350
Mohawk Industries, Inc.*	1,600	238,240
Newell Rubbermaid, Inc.	5,700	184,737
Persimmon PLC*	8,450	173,594
PulteGroup, Inc.	11,600	236,292
Sekisui Chemical Co., Ltd.	7,000	86,050
Sekisui House Ltd.	17,172	240,443
Sony Corp.	4,700	81,178
Toll Brothers, Inc.*	1,300	48,100
Whirlpool Corp.	2,000	313,720
		1,806,771
Internet & Catalog Retail 0.0%
Amazon.com, Inc.*	100	39,879
Leisure Equipment & Products 0.2%
Hasbro, Inc.	2,000	110,020
Mattel, Inc.	4,600	218,868
Namco Bandai Holdings, Inc.	7,000	155,504
		484,392
Media 2.2%
British Sky Broadcasting Group PLC	13,443	188,040
CBS Corp. "B"	1,500	95,610
Comcast Corp. "A"	11,700	583,596
Comcast Corp. "A"	12,000	623,580
DIRECTV*	5,800	400,722
Discovery Communications, Inc. "A"*	400	36,168
Discovery Communications, Inc. "C"*	1,300	109,018
Lagardere SCA	5,335	198,347
Liberty Global PLC "A"*	3,800	338,162
Liberty Global PLC "C"*	4,600	387,872
Liberty Media Corp. "A"*	1,100	161,095
News Corp. "A"*	8,000	144,160
Omnicom Group, Inc.	800	59,496
Pearson PLC	3,218	71,477
Reed Elsevier PLC	6,016	89,671
Scripps Networks Interactive, Inc. "A"	2,800	241,948
SES SA	5,037	163,095
Shaw Communications, Inc. "B"	4,900	119,242
Thomson Reuters Corp.	3,100	117,230
Time Warner Cable, Inc.	1,600	216,800
Time Warner, Inc.	6,800	474,096
Twenty-First Century Fox, Inc. "A"	3,900	137,202
Twenty-First Century Fox, Inc. "B"	5,900	204,140
Vertis Holdings, Inc.*	111	0
Viacom, Inc. "B"	3,400	296,956
Walt Disney Co.	4,700	359,080
WPP PLC	5,791	132,891
		5,949,694
Multiline Retail 0.3%
Canadian Tire Corp., Ltd. "A"	200	18,732
Dollar General Corp.*	2,500	150,800
Family Dollar Stores, Inc.	600	38,982
	Shares	Value ($)

Kohl's Corp.	4,200	238,350
Macy's, Inc.	2,800	149,520
Target Corp.	4,700	297,369
		893,753
Specialty Retail 0.4%
AutoZone, Inc.*	400	191,176
Bed Bath & Beyond, Inc.*	1,200	96,360
GameStop Corp. "A" (b)	2,400	118,224
Home Depot, Inc.	2,600	214,084
Lowe's Companies, Inc.	3,400	168,470
O'Reilly Automotive, Inc.*	400	51,484
PetSmart, Inc.	200	14,550
Staples, Inc.	4,649	73,873
The Gap, Inc.	1,100	42,988
TJX Companies, Inc.	2,000	127,460
		1,098,669
Textiles, Apparel & Luxury Goods 0.7%
Christian Dior SA	1,190	225,288
Cie Financiere Richemont SA (Registered)	1,957	195,835
Coach, Inc.	1,200	67,356
Gildan Activewear, Inc.	1,100	58,622
Kering	407	86,073
LVMH Moet Hennessy Louis Vuitton SA	477	87,320
Michael Kors Holdings Ltd.*	1,100	89,309
NIKE, Inc. "B"	3,400	267,376
Swatch Group AG (Bearer)	261	173,183
Swatch Group AG (Registered)	2,200	248,675
VF Corp.	3,372	210,210
Yue Yuen Industrial (Holdings) Ltd.	38,500	128,815
		1,838,062
Consumer Staples 4.0%
Beverages 0.5%
Anheuser-Busch InBev NV	574	61,202
Carlsberg AS "B"	596	66,211
Coca-Cola Co.	5,800	239,598
Diageo PLC	3,600	118,913
Dr. Pepper Snapple Group, Inc.	3,300	160,776
Heineken Holding NV	2,229	141,357
Heineken NV	452	30,606
Molson Coors Brewing Co. "B"	3,700	207,755
PepsiCo, Inc.	4,552	377,543
		1,403,961
Food & Staples Retailing 1.4%
Aeon Co., Ltd.	9,900	134,259
Alimentation Couche-Tard, Inc. "B"	1,300	97,759
Casino Guichard-Perrachon SA	1,417	163,793
Costco Wholesale Corp.	600	71,406
CVS Caremark Corp.	6,000	429,420
Empire Co., Ltd. "A"	2,100	143,486
George Weston Ltd.	1,100	80,254
J Sainsbury PLC	52,135	315,811
Kesko Oyj "B"	4,436	163,617
Koninklijke Ahold NV	1,309	23,504
Kroger Co.	4,900	193,697
Loblaw Companies Ltd.	1,800	71,814
Metro, Inc.	300	18,329
Safeway, Inc.	1,100	35,827
Sysco Corp.	2,400	86,640
Tesco PLC	74,635	413,346
Wal-Mart Stores, Inc.	5,800	456,402
	Shares	Value ($)

Walgreen Co.	3,900	224,016
Wesfarmers Ltd.	4,338	170,836
WM Morrison Supermarkets PLC	85,433	369,993
Woolworths Ltd.	5,420	163,862
		3,828,071
Food Products 1.0%
Archer-Daniels-Midland Co.	6,800	295,120
Aryzta AG*	1,635	125,687
Bunge Ltd.	4,100	336,651
Campbell Soup Co. (b)	1,700	73,576
ConAgra Foods, Inc.	5,700	192,090
General Mills, Inc.	3,800	189,658
Hormel Foods Corp.	700	31,619
Kellogg Co.	2,100	128,247
Kerry Group PLC "A"	1,139	79,146
Kraft Foods Group, Inc.	1,100	59,312
Lindt & Spruengli AG	10	45,074
Mondelez International, Inc. "A"	7,300	257,690
Nestle SA (Registered)	5,015	368,141
Suedzucker AG	8,323	224,666
Tate & Lyle PLC	524	7,026
The JM Smucker Co.	1,100	113,982
Tyson Foods, Inc. "A"	5,700	190,722
Wilmar International Ltd.	13,000	35,286
		2,753,693
Household Products 0.3%
Church & Dwight Co., Inc.	300	19,884
Colgate-Palmolive Co.	1,700	110,857
Energizer Holdings, Inc. (b)	800	86,592
Kimberly-Clark Corp.	1,800	188,028
Procter & Gamble Co.	4,727	384,825
Reckitt Benckiser Group PLC	1,168	92,992
		883,178
Tobacco 0.8%
Altria Group, Inc.	8,051	309,078
British American Tobacco PLC	4,198	225,240
Imperial Tobacco Group PLC	9,779	379,514
Japan Tobacco, Inc.	4,700	152,924
Lorillard, Inc.	5,600	283,808
Philip Morris International, Inc.	5,000	435,650
Reynolds American, Inc.	4,200	209,958
		1,996,172
Energy 5.7%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	3,000	165,780
Diamond Offshore Drilling, Inc.	1,500	85,380
Ensco PLC "A"	8,700	497,466
Halliburton Co.	3,200	162,400
National Oilwell Varco, Inc.	1,600	127,248
Noble Corp. PLC	9,000	337,230
Rowan Companies PLC "A"*	8,600	304,096
Schlumberger Ltd.	2,900	261,319
Transocean Ltd.	2,936	143,717
		2,084,636
Oil, Gas & Consumable Fuels 4.9%
Anadarko Petroleum Corp.	800	63,456
Apache Corp.	2,000	171,880
BG Group PLC	8,799	189,621
BP PLC	97,214	787,508
Canadian Natural Resources Ltd.	5,200	175,936
Chesapeake Energy Corp. (b)	13,800	374,532
Chevron Corp.	6,100	761,951
	Shares	Value ($)

ConocoPhillips	6,786	479,431
Cosmo Oil Co., Ltd.*	38,310	73,238
Devon Energy Corp.	4,700	290,789
Enbridge, Inc. (b)	500	21,845
Eni SpA	8,225	198,877
EOG Resources, Inc.	600	100,704
Exxon Mobil Corp.	6,000	607,200
Hess Corp.	3,000	249,000
Husky Energy, Inc.	7,700	244,283
Idemitsu Kosan Co., Ltd.	22,800	519,137
Imperial Oil Ltd.	4,400	194,847
Japan Petroleum Exploration Co.	4,200	159,174
JX Holdings, Inc.	133,400	686,837
Kinder Morgan, Inc.	10,000	360,000
Marathon Oil Corp.	5,800	204,740
Marathon Petroleum Corp.	2,600	238,498
Murphy Oil Corp.	5,400	350,352
Neste Oil Oyj	16,380	325,757
Occidental Petroleum Corp.	3,400	323,340
OMV AG	6,363	304,756
Origin Energy Ltd.	6,983	87,767
Pacific Rubiales Energy Corp.	4,800	82,873
Phillips 66	3,200	246,816
Repsol SA	2,873	72,590
Royal Dutch Shell PLC "A"	23,835	856,018
Royal Dutch Shell PLC "B"	21,361	803,869
Showa Shell Sekiyu KK (b)	26,400	268,405
Spectra Energy Corp.	4,400	156,728
Statoil ASA	14,632	355,410
Suncor Energy, Inc.	6,100	213,852
Tesoro Corp.	2,500	146,250
TonenGeneral Sekiyu KK (b)	19,223	176,418
Total SA	9,591	587,920
TransCanada Corp. (b)	2,900	132,517
Valero Energy Corp.	7,000	352,800
Woodside Petroleum Ltd.	3,325	115,527
		13,113,449
Financials 14.8%
Capital Markets 0.7%
3i Group PLC	69,601	444,047
Ameriprise Financial, Inc.	1,500	172,575
Bank of New York Mellon Corp.	4,300	150,242
BlackRock, Inc.	400	126,588
Credit Suisse Group AG (Registered)	11,423	350,707
Morgan Stanley (b)	4,200	131,712
State Street Corp.	2,200	161,458
The Goldman Sachs Group, Inc.	1,400	248,164
UBS AG (Registered)*	5,403	102,929
		1,888,422
Commercial Banks 6.2%
Aozora Bank Ltd.	193,412	548,043
Australia & New Zealand Banking Group Ltd.	10,511	302,590
Banco Bilbao Vizcaya Argentaria SA	12,357	153,108
Bank Hapoalim BM	63,279	354,990
Bank Leumi Le-Israel BM*	97,420	398,271
Bank of Montreal (b)	5,500	366,632
Bank of Nova Scotia (b)	7,206	450,642
Barclays PLC	77,404	350,222
BB&T Corp.	10,100	376,932
Bendigo & Adelaide Bank Ltd.	7,105	74,571
	Shares	Value ($)

BNP Paribas SA	4,183	327,540
BOC Hong Kong (Holdings) Ltd.	81,000	260,523
Canadian Imperial Bank of Commerce (b)	4,200	358,695
CIT Group, Inc.	4,200	218,946
Comerica, Inc.	1,400	66,556
Commonwealth Bank of Australia	3,824	266,447
Credit Agricole SA*	25,583	328,832
Danske Bank AS*	14,243	327,926
DBS Group Holdings Ltd.	20,000	271,838
Fifth Third Bancorp.	18,000	378,540
Fukuoka Financial Group, Inc.	8,709	38,257
Hang Seng Bank Ltd.	13,500	219,511
HSBC Holdings PLC	52,026	570,616
KeyCorp	15,700	210,694
Lloyds Banking Group PLC*	273,277	357,193
M&T Bank Corp.	2,500	291,050
Mitsubishi UFJ Financial Group, Inc.	46,400	306,800
Mizrahi Tefahot Bank Ltd.	12,289	160,961
Mizuho Financial Group, Inc.	207,500	449,403
National Australia Bank Ltd.	8,766	273,656
National Bank of Canada (b)	4,200	349,483
Natixis	67,199	396,834
Nishi-Nippon City Bank Ltd.	26,000	70,087
Nordea Bank AB	27,911	377,944
Oversea-Chinese Banking Corp., Ltd.	33,000	267,141
PNC Financial Services Group, Inc.	7,100	550,818
Raiffeisen Bank International AG	5,905	208,452
Regions Financial Corp.	23,100	228,459
Resona Holdings, Inc.	54,300	276,960
Royal Bank of Canada	6,200	416,796
Royal Bank of Scotland Group PLC*	27,347	153,952
Skandinaviska Enskilda Banken AB "A"	15,777	208,728
Societe Generale SA	6,521	380,810
Standard Chartered PLC	14,906	335,859
Sumitomo Mitsui Financial Group, Inc.	6,900	356,327
SunTrust Banks, Inc.	7,500	276,075
Svenska Handelsbanken AB "A"	1,899	93,805
Swedbank AB "A"	6,893	194,454
The Bank of Yokohama Ltd.	33,411	186,551
The Chugoku Bank Ltd.	3,000	38,097
The Gunma Bank Ltd.	3,082	17,240
The Hachijuni Bank Ltd.	9,000	52,547
The Toronto-Dominion Bank	4,351	410,053
U.S. Bancorp.	10,300	416,120
United Overseas Bank Ltd.	17,000	286,617
Wells Fargo & Co.	14,000	635,600
Westpac Banking Corp.	8,235	239,153
Yamaguchi Financial Group, Inc.	13,000	120,558
		16,605,505
Consumer Finance 0.4%
American Express Co.	1,600	145,168
Capital One Financial Corp.	6,000	459,660
Discover Financial Services	4,100	229,395
SLM Corp.	6,600	173,448
		1,007,671
Diversified Financial Services 1.2%
Bank of America Corp.	31,600	492,012
Berkshire Hathaway, Inc. "B"*	4,000	474,240
	Shares	Value ($)

Citigroup, Inc.	10,400	541,944
CME Group, Inc.	1,500	117,690
Exor SpA	2,284	91,057
Industrivarden AB "C"	6,658	126,950
ING Groep NV (CVA)*	16,483	230,493
Investor AB "B"	10,415	359,370
JPMorgan Chase & Co.	8,400	491,232
Leucadia National Corp.	800	22,672
Pohjola Bank PLC "A"	7,572	152,509
The NASDAQ OMX Group, Inc.	1,500	59,700
		3,159,869
Insurance 5.3%
ACE Ltd.	3,600	372,708
Admiral Group PLC	4,051	87,932
Aegon NV	21,867	206,444
Aflac, Inc.	3,800	253,840
Alleghany Corp.*	400	159,984
Allianz SE (Registered)	2,154	386,371
Allstate Corp.	8,400	458,136
American International Group, Inc.	9,400	479,870
Aon PLC	600	50,334
Arch Capital Group Ltd.*	1,800	107,442
Assurant, Inc.	4,000	265,480
AXA SA	10,918	304,538
Axis Capital Holdings Ltd.	8,200	390,074
Baloise Holding AG (Registered)	3,007	384,177
Chubb Corp.	3,200	309,216
CNP Assurances	15,957	327,185
Direct Line Insurance Group PLC	84,165	348,446
Everest Re Group Ltd. (b)	3,300	514,371
Great-West Lifeco, Inc.	5,700	175,735
Hannover Rueck SE	3,820	329,920
Hartford Financial Services Group, Inc.	4,500	163,035
Insurance Australia Group Ltd.	3,213	16,702
Intact Financial Corp.	2,600	169,792
Legal & General Group PLC	25,261	93,210
Lincoln National Corp.	3,000	154,860
Loews Corp.	5,300	255,672
Mapfre SA	9,918	42,572
Marsh & McLennan Companies, Inc.	1,400	67,704
MetLife, Inc.	7,900	425,968
Muenchener Rueckversicherungs AG (Registered)	1,661	366,075
Old Mutual PLC	85,111	266,701
PartnerRe Ltd.	2,829	298,261
Power Corp. of Canada	3,100	93,241
Power Financial Corp. (b)	5,200	176,230
Principal Financial Group, Inc.	1,400	69,034
Progressive Corp.	2,700	73,629
Prudential Financial, Inc.	3,900	359,658
RenaissanceRe Holdings Ltd.	3,600	350,424
Resolution Ltd.	42,118	247,720
RSA Insurance Group PLC	185,053	280,243
Sampo Oyj "A"	4,452	219,727
SCOR SE	11,294	412,864
Suncorp Group Ltd.	29,276	343,895
Swiss Life Holding AG (Registered)*	3,144	654,360
Swiss Re AG.*	6,702	619,495
The Travelers Companies, Inc.	5,000	452,700
Torchmark Corp.	1,300	101,595
Unum Group	7,400	259,592
	Shares	Value ($)

W.R. Berkley Corp.	4,400	190,916
XL Group PLC	11,500	366,160
Zurich Insurance Group AG*	2,199	639,463
		14,143,701
Real Estate Investment Trusts 0.4%
CFS Retail Property Trust (REIT)	30,867	53,743
Cole Real Estate Investment, Inc. (REIT)	13,400	188,136
Dexus Property Group (REIT)	99,301	89,141
Federation Centres Ltd. (REIT)	56,236	117,538
GPT Group (REIT)	25,473	77,540
H&R Real Estate Investment Trust (REIT) (Units)	6,100	122,890
HCP, Inc. (REIT)	2,500	90,800
RioCan Real Estate Investment Trust (REIT)	6,200	144,574
Stockland (REIT)	34,178	110,500
Westfield Group (REIT)	13,202	118,989
Westfield Retail Trust (REIT)	29,121	77,251
		1,191,102
Real Estate Management & Development 0.4%
Cheung Kong (Holdings) Ltd.	14,000	221,933
First Capital Realty, Inc.	2,900	48,349
Henderson Land Development Co., Ltd.	17,142	98,008
Lend Lease Group	6,467	64,361
New World Development Co., Ltd.	60,000	76,122
Sun Hung Kai Properties Ltd.	9,000	114,728
Swire Pacific Ltd. "A"	9,500	111,872
Swiss Prime Site AG (Registered)*	3,373	261,694
UOL Group Ltd.	2,000	9,823
Wharf Holdings Ltd.	10,000	76,432
Wheelock & Co., Ltd.	18,000	82,963
		1,166,285
Thrifts & Mortgage Finance 0.2%
New York Community Bancorp., Inc. (b)	13,400	225,790
Ocwen Financial Corp.*	3,200	177,440
People's United Financial, Inc. (b)	12,400	187,488
		590,718
Health Care 4.2%
Biotechnology 0.8%
Actelion Ltd. (Registered)*	1,372	116,306
Alexion Pharmaceuticals, Inc.*	800	106,448
Amgen, Inc.	4,700	536,552
Biogen Idec, Inc.*	800	223,800
Celgene Corp.*	1,800	304,128
CSL Ltd.	5,674	350,243
Gilead Sciences, Inc.*	5,200	390,780
Novozymes AS "B"	355	15,018
Regeneron Pharmaceuticals, Inc.*	300	82,572
		2,125,847
Health Care Equipment & Supplies 0.4%
Abbott Laboratories	5,000	191,650
Baxter International, Inc.	2,200	153,010
Becton, Dickinson & Co. (b)	1,100	121,539
CareFusion Corp.*	2,700	107,514
Covidien PLC	1,700	115,770
Medtronic, Inc.	4,700	269,733
Stryker Corp.	418	31,409
Zimmer Holdings, Inc.	700	65,233
		1,055,858
	Shares	Value ($)

Health Care Providers & Services 1.1%
Aetna, Inc.	5,000	342,950
AmerisourceBergen Corp.	1,800	126,558
Cardinal Health, Inc.	2,500	167,025
Cigna Corp.	3,200	279,936
Express Scripts Holding Co.*	2,800	196,672
HCA Holdings, Inc.*	4,100	195,611
Humana, Inc.	1,900	196,118
Laboratory Corp. of America Holdings* (b)	1,100	100,507
McKesson Corp.	1,300	209,820
Omnicare, Inc.	1,200	72,432
Quest Diagnostics, Inc. (b)	3,800	203,452
UnitedHealth Group, Inc.	6,000	451,800
WellPoint, Inc.	5,300	489,667
		3,032,548
Life Sciences Tools & Services 0.1%
Life Technologies Corp.*	1,500	113,700
Lonza Group AG (Registered)*	48	4,569
Thermo Fisher Scientific, Inc.	1,500	167,025
		285,294
Pharmaceuticals 1.8%
AbbVie, Inc.	3,900	205,959
Actavis PLC*	1,300	218,400
Allergan, Inc.	100	11,108
AstraZeneca PLC	5,458	323,747
Bristol-Myers Squibb Co.	2,700	143,505
Eli Lilly & Co.	4,100	209,100
Forest Laboratories, Inc.*	1,000	60,030
GlaxoSmithKline PLC	11,325	302,057
Johnson & Johnson	4,600	421,314
Merck & Co., Inc.	8,200	410,410
Mylan, Inc.*	1,500	65,100
Novartis AG (Registered)	6,109	488,906
Novo Nordisk AS "B"	593	109,249
Otsuka Holdings Co., Ltd.	5,200	150,177
Pfizer, Inc.	13,500	413,505
Roche Holding AG (Genusschein)	1,419	397,770
Sanofi	1,953	207,889
Teva Pharmaceutical Industries Ltd.	11,593	464,712
Valeant Pharmaceuticals International, Inc.*	1,200	140,780
		4,743,718
Industrials 8.0%
Aerospace & Defense 1.4%
BAE Systems PLC	54,787	395,944
Boeing Co.	1,900	259,331
Cobham PLC	19,835	90,203
European Aeronautic Defence & Space Co.	4,888	376,757
General Dynamics Corp.	2,800	267,540
Honeywell International, Inc.	2,700	246,699
L-3 Communications Holdings, Inc.	3,200	341,952
Lockheed Martin Corp.	2,000	297,320
Meggitt PLC	10,474	91,745
Northrop Grumman Corp.	2,600	297,986
Precision Castparts Corp.	800	215,440
Raytheon Co.	3,400	308,380
Rockwell Collins, Inc.	800	59,136
Rolls-Royce Holdings PLC*	4,868	103,102
Safran SA	2,864	199,166
Thales SA	645	41,581
	Shares	Value ($)

United Technologies Corp.	3,300	375,540
		3,967,822
Air Freight & Logistics 0.1%
FedEx Corp.	1,000	143,770
United Parcel Service, Inc. "B"	700	73,556
		217,326
Airlines 0.5%
Delta Air Lines, Inc.	11,200	307,664
Deutsche Lufthansa AG (Registered)*	4,321	91,690
easyJet PLC	1,126	28,668
Japan Airlines Co., Ltd.	6,800	335,495
Singapore Airlines Ltd.	5,000	41,349
Southwest Airlines Co.	21,200	399,408
United Continental Holdings, Inc.*	2,600	98,358
		1,302,632
Building Products 0.1%
Allegion PLC*	400	17,676
Compagnie de Saint-Gobain	2,073	114,578
Congoleum Corp.*	3,800	0
Geberit AG (Registered)	20	6,118
LIXIL Group Corp.	1,700	46,687
		185,059
Commercial Services & Supplies 0.6%
ADT Corp. (b)	3,300	133,551
Babcock International Group PLC	6,729	151,036
Brambles Ltd.	17,748	145,058
Cintas Corp.	2,000	119,180
G4S PLC	33,563	146,002
Republic Services, Inc.	10,100	335,320
Secom Co., Ltd.	300	18,117
Securitas AB "B"	21,644	230,630
Tyco International Ltd.	5,700	233,928
Waste Management, Inc.	5,100	228,837
		1,741,659
Construction & Engineering 0.4%
ACS, Actividades de Construccion y Servicios SA	9,020	312,676
Bouygues SA	6,594	250,041
Chicago Bridge & Iron Co. NV	1,400	116,396
Jacobs Engineering Group, Inc.*	700	44,093
Quanta Services, Inc.*	4,000	126,240
Skanska AB "B"	6,822	140,073
Vinci SA	1,191	78,480
		1,067,999
Electrical Equipment 0.5%
ABB Ltd. (Registered)*	11,024	291,248
Alstom SA	3,389	123,817
AMETEK, Inc.	1,700	89,539
Eaton Corp. PLC	3,500	266,420
Emerson Electric Co.	2,900	203,522
Rockwell Automation, Inc.	1,000	118,160
Roper Industries, Inc.	500	69,340
Sumitomo Electric Industries Ltd.	9,800	163,769
		1,325,815
Industrial Conglomerates 0.9%
3M Co.	2,200	308,550
Danaher Corp.	3,400	262,480
General Electric Co.	18,300	512,949
Hopewell Holdings Ltd.	54,000	183,294
Hutchison Whampoa Ltd.	23,000	314,479
Keppel Corp., Ltd.	5,000	44,452
	Shares	Value ($)

Koninklijke Philips NV	6,041	222,690
NWS Holdings Ltd.	54,000	82,310
Sembcorp Industries Ltd.	28,000	121,978
Siemens AG (Registered)	1,592	217,521
Smiths Group PLC	3,801	93,467
Toshiba Corp.	21,802	91,748
		2,455,918
Machinery 0.9%
AGCO Corp.	4,800	284,112
Caterpillar, Inc.	2,900	263,349
Cummins, Inc.	500	70,485
Deere & Co.	3,900	356,187
Dover Corp.	2,900	279,966
Hino Motors Ltd.	1,000	15,760
Illinois Tool Works, Inc.	4,100	344,728
Ingersoll-Rand PLC	1,200	73,920
PACCAR, Inc.	3,000	177,510
Parker Hannifin Corp.	800	102,912
Pentair Ltd. (Registered)	400	31,068
Schindler Holding AG (Registered)	86	12,687
SKF AB "B"	3,191	83,743
Stanley Black & Decker, Inc.	600	48,414
Sulzer AG (Registered)	273	44,162
Yangzijiang Shipbuilding Holdings Ltd.	180,102	169,766
		2,358,769
Marine 0.4%
A P Moller-Maersk AS "A"	46	474,348
A P Moller-Maersk AS "B"	37	403,539
Nippon Yusen KK	28,000	89,617
Orient Overseas International Ltd.	17,500	88,114
		1,055,618
Professional Services 0.3%
Adecco SA (Registered)*	1,913	151,931
Dun & Bradstreet Corp.	700	85,925
Equifax, Inc.	1,800	124,362
Nielsen Holdings NV	3,900	178,971
SGS SA (Registered)	58	133,952
Towers Watson & Co. "A"	800	102,088
		777,229
Road & Rail 0.3%
Canadian National Railway Co.	300	17,104
Central Japan Railway Co.	1,800	212,301
CSX Corp.	4,900	140,973
East Japan Railway Co.	300	23,942
MTR Corp., Ltd.	1,500	5,691
Norfolk Southern Corp.	1,100	102,113
Union Pacific Corp.	1,400	235,200
West Japan Railway Co.	2,600	112,837
		850,161
Trading Companies & Distributors 1.6%
Bunzl PLC	3,990	95,882
ITOCHU Corp.	46,700	577,981
Marubeni Corp.	100,000	719,616
Mitsubishi Corp.	31,500	604,573
Mitsui & Co., Ltd.	53,100	740,444
Rexel SA	3,447	90,791
Sojitz Corp.	271,400	483,306
Sumitomo Corp.	57,200	719,480
Toyota Tsusho Corp.	4,300	106,786
W.W. Grainger, Inc.	500	127,710
		4,266,569
	Shares	Value ($)

Information Technology 9.0%
Communications Equipment 1.1%
AAC Technologies Holdings, Inc.	30,000	145,948
Cisco Systems, Inc.	35,100	787,995
Harris Corp.	4,300	300,183
Juniper Networks, Inc.*	6,400	144,448
Motorola Solutions, Inc.	6,600	445,500
QUALCOMM, Inc.	9,100	675,675
Telefonaktiebolaget LM Ericsson "B"	30,698	375,917
		2,875,666
Computers & Peripherals 1.1%
Apple, Inc.	1,600	897,776
EMC Corp. (b)	15,900	399,885
Hewlett-Packard Co.	16,600	464,468
NetApp, Inc.	3,200	131,648
SanDisk Corp.	4,000	282,160
Seagate Technology PLC	5,800	325,728
Western Digital Corp.	3,500	293,650
		2,795,315
Electronic Equipment, Instruments & Components 0.8%
Arrow Electronics, Inc.*	6,800	368,900
Avnet, Inc.	8,500	374,935
Corning, Inc.	21,700	386,694
Flextronics International Ltd.*	48,100	373,737
FUJIFILM Holdings Corp.	3,600	102,228
Hitachi Ltd.	24,000	181,962
Kyocera Corp.	3,100	155,061
TE Connectivity Ltd.	5,600	308,616
		2,252,133
Internet Software & Services 0.9%
Dena Co., Ltd. (b)	11,600	244,252
eBay, Inc.*	7,200	395,208
Facebook, Inc. "A"*	5,600	306,096
Google, Inc. "A"*	600	672,426
Gree, Inc. (b)	19,900	196,691
LinkedIn Corp. "A"*	800	173,464
VeriSign, Inc.* (b)	2,200	131,516
Yahoo!, Inc.*	8,100	327,564
		2,447,217
IT Services 2.1%
Accenture PLC "A"	5,200	427,544
Alliance Data Systems Corp.* (b)	700	184,051
AtoS	2,140	194,311
Automatic Data Processing, Inc.	3,024	244,369
Cap Gemini SA	1,434	97,239
CGI Group, Inc. "A"*	6,000	200,744
Cognizant Technology Solutions Corp. "A"*	2,100	212,058
Computer Sciences Corp.	6,300	352,044
Fidelity National Information Services, Inc.	7,400	397,232
Fiserv, Inc.*	4,800	283,440
FleetCor Technologies, Inc.*	1,000	117,170
Fujitsu Ltd.*	18,000	93,191
International Business Machines Corp.	3,900	731,523
Itochu Techno-Solutions Corp.	800	32,462
Leidos Holdings, Inc. (b)	7,025	326,592
MasterCard, Inc. "A"	400	334,184
Nomura Research Institute Ltd.	1,600	50,458
Otsuka Corp.	700	89,348
	Shares	Value ($)

Paychex, Inc. (b)	3,900	177,567
Recall Holdings Ltd.*	225	816
Total System Services, Inc.	6,700	222,976
Vantiv, Inc. "A"*	4,300	140,223
Visa, Inc. "A"	2,500	556,700
Western Union Co. (b)	15,900	274,275
		5,740,517
Office Electronics 0.3%
Canon, Inc. (b)	8,900	283,291
Konica Minolta, Inc.	2,500	25,061
Ricoh Co., Ltd.	14,776	157,673
Xerox Corp.	33,600	408,912
		874,937
Semiconductors & Semiconductor Equipment 1.3%
Altera Corp.	900	29,277
Analog Devices, Inc.	3,300	168,069
Applied Materials, Inc.	4,300	76,067
ASML Holding NV	960	90,149
Avago Technologies Ltd.	4,900	259,161
Broadcom Corp. "A"	9,200	272,780
Intel Corp.	27,406	711,460
KLA-Tencor Corp.	3,900	251,394
Lam Research Corp.*	5,400	294,030
Linear Technology Corp.	800	36,440
LSI Corp.	26,600	293,132
Maxim Integrated Products, Inc.	4,900	136,759
Microchip Technology, Inc.	4,200	187,950
Micron Technology, Inc.*	11,300	245,888
NVIDIA Corp.	2,900	46,458
Texas Instruments, Inc. (b)	6,600	289,806
Xilinx, Inc.	1,900	87,248
		3,476,068
Software 1.4%
Activision Blizzard, Inc.	20,200	360,166
Adobe Systems, Inc.*	700	41,916
CA, Inc.	13,500	454,275
Electronic Arts, Inc.*	3,800	87,172
GungHo Online Entertainment, Inc.* (b)	11,400	82,265
Intuit, Inc.	4,000	305,280
Microsoft Corp.	18,086	676,959
Nexon Co., Ltd.	22,200	204,973
Nuance Communications, Inc.* (b)	5,300	80,560
Open Text Corp.	100	9,198
Oracle Corp.	17,300	661,898
SAP AG	1,974	169,251
Symantec Corp.	12,600	297,108
Synopsys, Inc.*	4,800	194,736
The Sage Group PLC	14,718	98,699
VMware, Inc. "A"*	1,000	89,710
		3,814,166
Materials 1.8%
Chemicals 0.7%
Agrium, Inc.	600	54,886
Air Products & Chemicals, Inc.	800	89,424
Asahi Kasei Corp.	24,529	192,255
BASF SE	822	87,654
CF Industries Holdings, Inc.	700	163,128
Dow Chemical Co.	3,700	164,280
E.I. du Pont de Nemours & Co.	1,900	123,443
Eastman Chemical Co.	1,100	88,770
Ecolab, Inc.	500	52,135
	Shares	Value ($)

Givaudan SA (Registered)*	2	2,865
LyondellBasell Industries NV "A"	4,500	361,260
Mitsubishi Chemical Holdings Corp.	48,000	222,091
Monsanto Co.	1,300	151,515
Praxair, Inc.	700	91,021
Syngenta AG (Registered)	390	155,468
		2,000,195
Construction Materials 0.1%
Fletcher Building Ltd.	22,389	155,924
Holcim Ltd. (Registered)*	2,596	195,176
Wolverine Tube, Inc.*	366	11,803
		362,903
Containers & Packaging 0.1%
Rock-Tenn Co. "A"	1,800	189,018
Metals & Mining 0.8%
Anglo American PLC	7,424	163,152
Barrick Gold Corp.	25,100	442,100
BHP Billiton Ltd.	5,062	172,149
BHP Billiton PLC	4,225	130,999
Fortescue Metals Group Ltd.	32,908	171,724
Freeport-McMoRan Copper & Gold, Inc.	6,600	249,084
Goldcorp, Inc.	3,200	69,407
Mitsubishi Materials Corp.	24,000	88,711
Newmont Mining Corp.	8,200	188,846
Rio Tinto PLC	4,429	249,926
Sumitomo Metal Mining Co., Ltd.	7,000	91,785
Yamana Gold, Inc.	11,400	98,305
		2,116,188
Paper & Forest Products 0.1%
International Paper Co.	3,800	186,314
UPM-Kymmene Oyj	6,585	111,410
		297,724
Telecommunication Services 3.7%
Diversified Telecommunication Services 3.1%
AT&T, Inc.	17,300	608,268
BCE, Inc.	6,200	268,487
Bell Aliant, Inc.	1,500	37,745
BT Group PLC	60,534	381,144
CenturyLink, Inc. (b)	16,300	519,155
Deutsche Telekom AG (Registered)	23,726	405,790
Elisa Oyj	6,796	180,231
HKT Trust & HKT Ltd.	247,000	244,460
Iliad SA	41	8,400
Nippon Telegraph & Telephone Corp.	14,400	775,100
Orange SA	29,858	371,115
PCCW Ltd.	316,000	141,452
Singapore Telecommunications Ltd.	64,060	185,282
Swisscom AG (Registered)	721	381,271
TDC AS	25,255	245,022
Telecom Corp. of New Zealand Ltd.	144,644	274,325
Telecom Italia SpA	105,086	104,572
Telecom Italia SpA (RSP)	598,241	469,791
Telefonica Deutschland Holding AG	43,762	361,814
Telefonica SA	8,812	143,852
Telenor ASA	7,679	183,373
TeliaSonera AB	55,954	466,665
Telstra Corp., Ltd.	84,550	396,430
TELUS Corp.	9,300	320,083
Verizon Communications, Inc.	9,900	486,486
	Shares	Value ($)

Vivendi SA	8,611	227,796
Ziggo NV	3,720	170,249
		8,358,358
Wireless Telecommunication Services 0.6%
Crown Castle International Corp.*	1,500	110,145
KDDI Corp.	4,300	265,201
Millicom International Cellular SA (SDR)	184	18,334
NTT DoCoMo, Inc.	28,200	463,330
Rogers Communications, Inc. "B"	3,800	171,961
SoftBank Corp.	600	52,598
Vodafone Group PLC	114,096	448,520
		1,530,089
Utilities 4.2%
Electric Utilities 2.5%
American Electric Power Co., Inc.	7,600	355,224
Cheung Kong Infrastructure Holdings Ltd.	40,000	253,545
CLP Holdings Ltd.	13,500	106,967
Contact Energy Ltd.	20,471	86,357
Duke Energy Corp.	6,400	441,664
E.ON SE	7,139	131,561
Edison International	8,300	384,290
EDP — Energias de Portugal SA	117,598	431,976
Electricite de France SA	3,321	117,605
Enel SpA	36,382	159,391
Entergy Corp.	6,100	385,947
Exelon Corp.	11,500	314,985
FirstEnergy Corp.	10,100	333,098
Fortum Oyj	12,723	291,272
Iberdrola SA	23,862	152,618
NextEra Energy, Inc.	4,100	351,042
Northeast Utilities	7,700	326,403
OGE Energy Corp.	2,200	74,580
Pepco Holdings, Inc.	8,000	153,040
Pinnacle West Capital Corp.	3,100	164,052
Power Assets Holdings Ltd.	11,000	87,707
PPL Corp.	13,400	403,206
Southern Co.	8,200	337,102
SSE PLC	17,833	405,532
Tokyo Electric Power Co., Inc.*	16,400	80,646
Xcel Energy, Inc.	12,700	354,838
		6,684,648
Gas Utilities 0.1%
Enagas SA	3,266	85,500
Osaka Gas Co., Ltd.	33,000	129,688
Tokyo Gas Co., Ltd.	33,000	162,608
		377,796
Independent Power Producers & Energy Traders 0.1%
AES Corp.	10,900	158,159
Electric Power Development Co., Ltd.	6,700	195,396
		353,555
Multi-Utilities 1.4%
AGL Energy Ltd.	17,237	231,399
Alliant Energy Corp.	2,900	149,640
Ameren Corp.	4,600	166,336
Centrica PLC	49,959	287,716
CMS Energy Corp.	7,300	195,421
Consolidated Edison, Inc.	5,200	287,456
Dominion Resources, Inc.	2,100	135,849
DTE Energy Co.	4,500	298,755
	Shares	Value ($)

Integrys Energy Group, Inc. (b)	4,300	233,963
MDU Resources Group, Inc.	2,900	88,595
National Grid PLC	18,227	238,161
NiSource, Inc.	2,700	88,776
PG&E Corp.	8,100	326,268
Public Service Enterprise Group, Inc.	10,000	320,400
RWE AG	2,127	77,782
SCANA Corp. (b)	4,600	215,878
Sempra Energy	2,400	215,424
Veolia Environnement SA	5,553	90,738
Wisconsin Energy Corp.	3,800	157,092
		3,805,649
Water Utilities 0.1%
American Water Works Co., Inc.	3,800	160,587
Total Common Stocks (Cost $157,178,161)		169,803,115

Preferred Stocks 0.5%
Consumer Discretionary 0.4%
Bayerische Motoren Werke (BMW) AG	3,428	292,868
Porsche Automobil Holding SE	5,582	582,579
Volkswagen AG	1,130	317,475
		1,192,922
Financials 0.0%
Ally Financial, Inc. Series G, 144A, 7.0%	75	72,007
Utilities 0.1%
RWE AG	3,799	121,517
Total Preferred Stocks (Cost $1,211,893)		1,386,446

Rights 0.0%
Energy
Repsol SA, Expiration Date 1/9/2014* (Cost $1,875)	2,873	1,960

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	19,324	14,227
Hercules Trust II, Expiration Date 3/31/2029*	170	1,796
		16,023
Total Warrants (Cost $30,283)		16,023

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 22.4%
Consumer Discretionary 3.3%
21st Century Fox America, Inc., 144A, 4.0%, 10/1/2023		30,000	29,651
AMC Entertainment, Inc., 8.75%, 6/1/2019		405,000	432,844
		Principal Amount ($)(c)	Value ($)

AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	120,175
7.0%, 5/20/2022		80,000	86,800
APX Group, Inc., 6.375%, 12/1/2019		50,000	50,750
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		15,000	16,856
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		80,000	85,300
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		80,000	79,000
Avis Budget Car Rental LLC:
5.5%, 4/1/2023		50,000	48,438
8.25%, 1/15/2019		15,000	16,350
BC Mountain LLC, 144A, 7.0%, 2/1/2021		50,000	50,500
Block Communications, Inc., 144A, 7.25%, 2/1/2020		20,000	21,200
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		40,000	43,800
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		90,000	83,793
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		210,000	202,125
9.0%, 2/15/2020		65,000	63,212
CCO Holdings LLC:
6.5%, 4/30/2021		420,000	431,550
6.625%, 1/31/2022		705,000	726,150
7.375%, 6/1/2020		10,000	10,825
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		55,000	54,725
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		80,000	75,000
144A, 6.375%, 9/15/2020		285,000	292,125
Clear Channel Communications, Inc., 11.25%, 3/1/2021		70,000	75,250
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		65,000	65,894
Series B, 6.5%, 11/15/2022		90,000	91,912
Series A, 7.625%, 3/15/2020		10,000	10,400
Series B, 7.625%, 3/15/2020		255,000	268,069
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,825
Columbus International, Inc., 144A, 11.5%, 11/20/2014		100,000	107,750
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		80,000	72,391
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		50,000	52,750
Delphi Corp., 5.0%, 2/15/2023		70,000	72,012
DISH DBS Corp.:
4.25%, 4/1/2018		70,000	71,400
5.0%, 3/15/2023		95,000	88,587
7.875%, 9/1/2019		270,000	309,150
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		95,000	75,287
Harron Communications LP, 144A, 9.125%, 4/1/2020		45,000	49,838
Hertz Corp.:
4.25%, 4/1/2018		45,000	46,125
6.75%, 4/15/2019		280,000	301,700
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		40,000	41,900
		Principal Amount ($)(c)	Value ($)

Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		120,000	125,550
Libbey Glass, Inc., 6.875%, 5/15/2020		27,000	29,160
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		90,000	97,650
Marriott International, Inc., 3.375%, 10/15/2020		90,000	89,127
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		40,000	41,850
Mediacom Broadband LLC, 6.375%, 4/1/2023		35,000	35,788
MGM Resorts International:
6.625%, 12/15/2021 (b)		150,000	158,625
6.75%, 10/1/2020 (b)		40,000	42,800
8.625%, 2/1/2019		400,000	469,000
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		50,000	50,375
Myriad International Holdings BV, 144A, 6.0%, 7/18/2020		200,000	214,000
PNK Finance Corp., 144A, 6.375%, 8/1/2021		70,000	71,575
Quebecor Media, Inc., 5.75%, 1/15/2023		50,000	48,375
RCI Banque SA, 144A, 3.5%, 4/3/2018		100,000	101,913
Rent-A-Center, Inc., 4.75%, 5/1/2021		40,000	37,550
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		845,000	959,075
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		35,000	34,388
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		55,000	59,813
Sirius XM Holdings, Inc., 144A, 5.875%, 10/1/2020		60,000	61,200
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		85,000	85,744
Starz LLC, 5.0%, 9/15/2019		40,000	40,900
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		65,000	63,212
Travelport LLC, 144A, 6.364%**, 3/1/2016		11,680	11,738
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		200,000	194,000
144A, 7.5%, 3/15/2019	EUR	400,000	598,462
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	110,000	167,595
Univision Communications, Inc., 144A, 6.875%, 5/15/2019		25,000	26,719
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		50,000	56,500
			8,799,093
Consumer Staples 1.7%
Agrokor DD, 144A, 8.875%, 2/1/2020		500,000	535,025
B&G Foods, Inc., 4.625%, 6/1/2021		70,000	67,200
Cencosud SA, 144A, 4.875%, 1/20/2023		200,000	186,635
		Principal Amount ($)(c)	Value ($)

Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		45,000	48,713
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		100,000	111,500
Del Monte Corp., 7.625%, 2/15/2019		95,000	98,681
ESAL GmbH, 144A, 6.25%, 2/5/2023		250,000	224,375
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		155,000	149,962
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		145,000	150,800
144A, 8.25%, 2/1/2020		370,000	401,450
Marfrig Holding Europe BV, 144A, 11.25%, 9/20/2021		200,000	191,000
MHP SA, 144A, 8.25%, 4/2/2020		200,000	177,540
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		250,000	287,500
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		200,000	171,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		430,000	468,700
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		95,000	96,900
7.125%, 4/15/2019		1,015,000	1,080,975
Smithfield Foods, Inc., 6.625%, 8/15/2022		90,000	95,400
Sun Products Corp., 144A, 7.75%, 3/15/2021		90,000	79,200
			4,622,556
Energy 2.2%
Access Midstream Partners LP:
4.875%, 5/15/2023		90,000	86,850
6.125%, 7/15/2022		15,000	16,050
Afren PLC, 144A, 10.25%, 4/8/2019		140,000	161,700
Berry Petroleum Co.:
6.375%, 9/15/2022		50,000	50,875
6.75%, 11/1/2020		50,000	51,875
BreitBurn Energy Partners LP, 7.875%, 4/15/2022		50,000	52,000
Chaparral Energy, Inc., 7.625%, 11/15/2022		85,000	90,950
Crosstex Energy LP, 7.125%, 6/1/2022		25,000	28,438
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	248,847
Denbury Resources, Inc., 4.625%, 7/15/2023		45,000	40,613
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		85,000	85,850
Energy Transfer Partners LP, 4.15%, 10/1/2020		70,000	71,021
EP Energy LLC:
6.875%, 5/1/2019		15,000	16,144
7.75%, 9/1/2022		80,000	89,600
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		119,807	123,102
EV Energy Partners LP, 8.0%, 4/15/2019		35,000	35,175
FMC Technologies, Inc., 3.45%, 10/1/2022		200,000	184,185
Halcon Resources Corp.:
8.875%, 5/15/2021		135,000	136,350
9.75%, 7/15/2020		65,000	67,763
Holly Energy Partners LP, 6.5%, 3/1/2020		10,000	10,450
		Principal Amount ($)(c)	Value ($)

Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		100,000	99,750
Linn Energy LLC:
6.5%, 5/15/2019		25,000	25,500
144A, 7.0%, 11/1/2019		540,000	545,400
MEG Energy Corp., 144A, 7.0%, 3/31/2024		145,000	146,812
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		135,000	141,075
10.75%, 10/1/2020		150,000	163,125
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		85,000	85,425
Murray Energy Corp., 144A, 8.625%, 6/15/2021		15,000	15,525
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		140,000	146,650
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		225,000	240,750
144A, 6.875%, 3/15/2022		115,000	121,900
6.875%, 1/15/2023		35,000	37,275
7.25%, 2/1/2019		60,000	64,500
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		200,000	213,000
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		100,000	102,000
7.5%, 11/1/2019		140,000	152,250
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	225,717
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		70,000	70,350
Pertamina Persero PT, 144A, 5.625%, 5/20/2043		200,000	158,500
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		250,000	208,125
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	252,835
Sabine Pass Liquefaction LLC, 144A, 5.625%, 2/1/2021		175,000	171,062
SandRidge Energy, Inc., 7.5%, 3/15/2021		190,000	199,025
SESI LLC, 7.125%, 12/15/2021		30,000	33,450
Talisman Energy, Inc., 3.75%, 2/1/2021		120,000	116,179
Talos Production LLC, 144A, 9.75%, 2/15/2018		95,000	97,137
Tesoro Corp., 5.375%, 10/1/2022 (b)		35,000	35,438
Transocean, Inc., 3.8%, 10/15/2022		370,000	350,696
Whiting Petroleum Corp., 5.0%, 3/15/2019		75,000	76,687
			5,943,976
Financials 3.7%
Ally Financial, Inc.:
5.5%, 2/15/2017		15,000	16,238
6.25%, 12/1/2017		560,000	624,400
American International Group, Inc., 4.875%, 6/1/2022		200,000	214,965
American Tower Corp., (REIT), 3.5%, 1/31/2023		90,000	82,057
Banco de Credito del Peru, 144A, 4.25%, 4/1/2023		200,000	184,750
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	300,000	117,622
Bank of America Corp., 3.3%, 1/11/2023		105,000	99,358
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		250,000	266,250
		Principal Amount ($)(c)	Value ($)

BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		200,000	211,000
BNP Paribas SA, 5.0%, 1/15/2021		470,000	515,584
CIT Group, Inc.:
4.25%, 8/15/2017		495,000	515,419
5.0%, 5/15/2017		935,000	998,112
5.25%, 3/15/2018		10,000	10,725
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		260,000	251,937
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	527,600
E*TRADE Financial Corp.:
6.375%, 11/15/2019		140,000	150,325
6.75%, 6/1/2016		745,000	808,325
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		117,000	134,189
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		105,000	103,672
ING Bank NV, 144A, 5.8%, 9/25/2023		230,000	240,487
International Lease Finance Corp.:
3.875%, 4/15/2018		100,000	100,250
6.25%, 5/15/2019		410,000	443,825
8.625%, 1/15/2022		10,000	11,818
8.75%, 3/15/2017		40,000	47,100
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		200,000	204,796
Itau Unibanco Holding SA, 144A, 5.5%, 8/6/2022		200,000	190,500
Jefferies Group LLC, 5.125%, 1/20/2023		60,000	60,688
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		130,000	134,439
Morgan Stanley:
3.75%, 2/25/2023		125,000	121,633
4.1%, 5/22/2023		85,000	82,259
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		40,000	41,400
Neuberger Berman Group LLC, 144A, 5.625%, 3/15/2020		10,000	10,500
Nordea Bank AB, 144A, 4.25%, 9/21/2022		375,000	370,789
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	330,000	289,136
PNC Bank NA, 6.875%, 4/1/2018		300,000	354,704
ProLogis LP, (REIT), 4.25%, 8/15/2023		90,000	88,907
PSP Capital, Inc., 3.03%, 10/22/2020	CAD	258,000	243,575
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	100,810
SLM Corp., 5.5%, 1/25/2023		125,000	118,076
The Goldman Sachs Group, Inc., 3.625%, 1/22/2023		165,000	159,778
Turkiye Is Bankasi:
144A, 3.875%, 11/7/2017		250,000	240,300
144A, 6.0%, 10/24/2022		250,000	224,250
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		250,000	234,125
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		90,000	86,058
Wells Fargo & Co., 5.375%, 11/2/2043		70,000	71,680
			10,104,411
		Principal Amount ($)(c)	Value ($)

Health Care 1.3%
Agilent Technologies, Inc., 3.2%, 10/1/2022 (b)		200,000	183,057
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		10,000	10,750
Biomet, Inc.:
6.5%, 8/1/2020		85,000	89,250
6.5%, 10/1/2020		25,000	25,750
Community Health Systems, Inc.:
5.125%, 8/15/2018		290,000	299,425
7.125%, 7/15/2020		170,000	176,375
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		10,000	10,800
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		10,000	11,300
HCA, Inc.:
6.5%, 2/15/2020		880,000	966,900
7.5%, 2/15/2022		725,000	795,687
Hologic, Inc., 6.25%, 8/1/2020		40,000	42,200
IMS Health, Inc., 144A, 6.0%, 11/1/2020		60,000	63,750
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		140,000	135,610
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		110,000	101,523
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		90,000	93,038
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		14,000	15,680
Tenet Healthcare Corp.:
4.375%, 10/1/2021		110,000	103,400
4.5%, 4/1/2021		10,000	9,475
6.25%, 11/1/2018		230,000	254,725
			3,388,695
Industrials 1.7%
Accuride Corp., 9.5%, 8/1/2018		10,000	9,775
ADT Corp., 144A, 6.25%, 10/15/2021		45,000	47,250
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019 (b)		250,000	246,250
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		50,000	51,563
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		70,000	73,500
BE Aerospace, Inc., 6.875%, 10/1/2020		185,000	203,037
Belden, Inc., 144A, 5.5%, 9/1/2022		85,000	83,300
Bombardier, Inc., 144A, 5.75%, 3/15/2022		328,000	325,540
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		200,000	225,500
Clean Harbors, Inc., 5.125%, 6/1/2021		65,000	65,650
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		35,000	34,125
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		200,000	187,000
FTI Consulting, Inc., 6.0%, 11/15/2022		50,000	50,625
GenCorp, Inc., 7.125%, 3/15/2021		185,000	197,950
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		250,000	259,675
		Principal Amount ($)(c)	Value ($)

Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		400,000	400,000
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		560,000	604,800
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		20,000	19,713
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		100,000	105,250
Meritor, Inc., 6.75%, 6/15/2021		55,000	56,100
Navios South American Logistics, Inc., 9.25%, 4/15/2019		15,000	16,181
Nortek, Inc., 8.5%, 4/15/2021		155,000	171,662
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		196,920	201,548
Owens Corning, Inc., 4.2%, 12/15/2022		60,000	57,296
Ply Gem Industries, Inc., 9.375%, 4/15/2017		24,000	25,920
Titan International, Inc., 144A, 6.875%, 10/1/2020		170,000	177,225
Total System Services, Inc., 3.75%, 6/1/2023		80,000	73,950
TransDigm, Inc.:
7.5%, 7/15/2021		100,000	107,500
7.75%, 12/15/2018		80,000	85,800
United Rentals North America, Inc.:
6.125%, 6/15/2023		10,000	10,150
7.375%, 5/15/2020		25,000	27,719
7.625%, 4/15/2022		270,000	300,037
Watco Companies LLC, 144A, 6.375%, 4/1/2023		40,000	39,600
			4,541,191
Information Technology 1.1%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		30,000	31,350
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		60,000	62,250
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		100,000	103,000
CDW LLC, 8.5%, 4/1/2019		610,000	674,050
CyrusOne LP, 6.375%, 11/15/2022		25,000	25,875
EarthLink, Inc., 7.375%, 6/1/2020		70,000	69,825
Equinix, Inc., 5.375%, 4/1/2023		175,000	171,063
First Data Corp.:
144A, 6.75%, 11/1/2020		365,000	379,600
144A, 7.375%, 6/15/2019		725,000	773,937
Fiserv, Inc., 3.5%, 10/1/2022		250,000	232,152
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		20,000	20,800
Hewlett-Packard Co., 3.3%, 12/9/2016		200,000	209,325
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		60,000	64,950
7.625%, 6/15/2021		190,000	211,850
IAC/InterActiveCorp., 4.75%, 12/15/2022		50,000	46,625
			3,076,652
Materials 2.0%
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		200,000	221,700
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		500,000	470,133
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		83,640	87,195
		Principal Amount ($)(c)	Value ($)

BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		100,000	106,250
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		200,000	181,000
CSN Resources SA, 144A, 6.5%, 7/21/2020		200,000	202,250
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		195,000	207,187
144A, 6.375%, 2/1/2016 (b)		250,000	258,750
144A, 6.875%, 4/1/2022 (b)		290,000	316,100
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		145,000	151,525
144A, 8.75%, 6/1/2020		85,000	92,225
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		220,000	209,088
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		50,000	46,726
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		280,000	287,000
8.875%, 2/1/2018		155,000	161,006
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		75,000	64,500
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	45,200
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		200,000	211,750
Novelis, Inc., 8.75%, 12/15/2020		955,000	1,062,437
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		70,000	72,450
Polymer Group, Inc., 7.75%, 2/1/2019		255,000	271,894
PolyOne Corp., 5.25%, 3/15/2023		55,000	53,625
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		200,000	192,750
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	198,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		10,000	11,225
144A, 8.375%, 9/15/2021		10,000	11,350
The Mosaic Co., 4.25%, 11/15/2023		100,000	98,760
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		200,000	175,980
			5,468,056
Telecommunication Services 4.5%
CC Holdings GS V LLC, 3.849%, 4/15/2023		120,000	112,332
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		25,000	25,438
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		775,000	838,937
8.75%, 3/15/2018 (b)		430,000	451,500
Cricket Communications, Inc., 7.75%, 10/15/2020		615,000	701,100
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		200,000	207,250
144A, 10.5%, 4/15/2018		200,000	214,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		850,000	884,000
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	120,439	0
Frontier Communications Corp.:
7.125%, 1/15/2023		390,000	385,125
8.5%, 4/15/2020 (b)		810,000	907,200
		Principal Amount ($)(c)	Value ($)

Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		125,000	118,906
7.25%, 10/15/2020		690,000	754,687
7.5%, 4/1/2021		340,000	374,850
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		165,000	176,962
144A, 8.125%, 6/1/2023		25,000	26,813
Level 3 Communications, Inc., 8.875%, 6/1/2019		205,000	223,962
Level 3 Financing, Inc.:
7.0%, 6/1/2020		185,000	196,100
8.625%, 7/15/2020		450,000	504,000
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		655,000	694,300
144A, 6.625%, 4/1/2023 (b)		70,000	72,275
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	192,000
Oi SA, 144A, 5.75%, 2/10/2022		200,000	184,000
SBA Communications Corp., 5.625%, 10/1/2019		50,000	51,500
Sprint Communications, Inc.:
6.0%, 12/1/2016		820,000	894,825
6.0%, 11/15/2022		85,000	82,875
8.375%, 8/15/2017		210,000	243,075
9.125%, 3/1/2017		15,000	17,625
tw telecom holdings, Inc.:
5.375%, 10/1/2022		75,000	73,688
144A, 5.375%, 10/1/2022		15,000	14,738
144A, 6.375%, 9/1/2023		70,000	72,800
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		370,000	393,125
Verizon Communications, Inc., 6.55%, 9/15/2043		250,000	292,490
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		50,000	53,250
Windstream Corp.:
6.375%, 8/1/2023		60,000	56,100
7.5%, 4/1/2023		20,000	20,100
7.75%, 10/15/2020 (b)		1,075,000	1,140,844
7.75%, 10/1/2021		185,000	196,100
7.875%, 11/1/2017		130,000	148,525
			11,997,397
Utilities 0.9%
AES Corp.:
8.0%, 10/15/2017		45,000	52,875
8.0%, 6/1/2020		30,000	35,100
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		200,000	184,960
Calpine Corp.:
144A, 7.5%, 2/15/2021		676,000	737,685
144A, 7.875%, 7/31/2020		36,000	39,420
DTE Energy Co., 7.625%, 5/15/2014		81,000	83,055
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		250,000	271,625
Electricite de France SA, 144A, 5.25%, 1/29/2049		100,000	99,450
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020 (b)		150,000	159,375
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021		200,000	205,250
Mexico Generadora de Energia S de RL, 144A, 5.5%, 12/6/2032		250,000	238,750
		Principal Amount ($)(c)	Value ($)

PPL Energy Supply LLC, 4.6%, 12/15/2021 (b)		250,000	240,236
			2,347,781
Total Corporate Bonds (Cost $59,241,648)			60,289,808

Asset-Backed 0.3%
Automobile Receivables 0.2%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		528,181	555,889
Miscellaneous 0.1%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.894%**, 1/17/2024		250,000	251,019
Total Asset-Backed (Cost $797,896)			806,908

Mortgage-Backed Securities Pass-Throughs 0.9%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		12,198	13,454
Federal National Mortgage Association:
4.0%, 5/1/2041 (d)		1,000,000	1,030,469
4.5%, 9/1/2035		26,501	28,142
5.5%, 8/1/2037		900,823	990,448
6.0%, 1/1/2024		35,926	39,443
6.5%, with various maturities from 5/1/2017 until 1/1/2038		10,285	11,017
8.0%, 9/1/2015		9,955	10,304
Government National Mortgage Association, 5.5%, 9/20/2040		184,436	203,240
Total Mortgage-Backed Securities Pass-Throughs (Cost $2,320,605)			2,326,517

Commercial Mortgage-Backed Securities 0.7%
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.706%**, 6/11/2040		66,000	74,014
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.167%**, 3/15/2018		120,000	120,420
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		380,000	366,471
"A4", Series 2007-C1, 5.716%, 2/15/2051		225,000	246,923
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		258,838	281,372
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		750,000	720,610
Total Commercial Mortgage-Backed Securities (Cost $1,868,489)			1,809,810

Collateralized Mortgage Obligations 1.4%
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		719,341	79,331
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		801,231	104,822
		Principal Amount ($)(c)	Value ($)

"ZB", Series 4183, 3.0%, 3/15/2043		1,020,748	825,720
"ZG", Series 4213, 3.5%, 6/15/2043		114,845	107,789
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		1,460,097	226,003
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		751,401	110,975
"H", Series 2278, 6.5%, 1/15/2031		144	159
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		220,000	84,764
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		272,120	83,554
"PI", Series 2006-20, Interest Only, 6.515%***, 11/25/2030		466,906	78,656
Government National Mortgage Association:
"ZJ", Series 2013-106, 3.5%, 7/20/2043		190,981	158,128
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		883,281	101,846
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		1,237,605	136,681
"GP", Series 2010-67, 4.5%, 3/20/2039		250,000	264,448
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		143,998	25,553
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	631,701
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		122,850	1,601
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		400,443	50,208
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		680,738	122,779
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		687,977	122,047
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		503,456	102,024
"AI", Series 2007-38, Interest Only, 6.293%***, 6/16/2037		117,819	16,901
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		518,474	488,384
Total Collateralized Mortgage Obligations (Cost $3,725,977)			3,924,074

Government & Agency Obligations 4.8%
Other Government Related (e) 1.5%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	262,500
European Investment Bank:
144A, 4.6%, 1/30/2037	CAD	1,000,000	926,637
6.0%, 8/6/2020	AUD	500,000	477,811
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		250,000	229,062
KFW, 1.875%, 6/13/2018	CAD	577,000	533,578
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	249,025
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	1,060,000	907,053
Vimpel Communications, 144A, 7.748%, 2/2/2021		200,000	217,250
		Principal Amount ($)(c)	Value ($)

VTB Bank OJSC, 144A, 6.0%, 4/12/2017		250,000	265,625
			4,068,541
Sovereign Bonds 1.0%
Norway Government Bond, Series 475, 2.0%, 5/24/2023	NOK	5,719,000	866,765
Republic of Belarus, REG S, 8.75%, 8/3/2015		100,000	101,000
Republic of Croatia, 144A, 6.0%, 1/26/2024		200,000	198,500
Republic of Singapore, 3.375%, 9/1/2033	SGD	1,177,000	978,129
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	2,900,000	90,277
Series 6207, 8.15%, 2/3/2027	RUB	5,800,000	182,071
United Mexican States, Series M, 7.75%, 5/29/2031	MXN	2,280,000	182,809
			2,599,551
U.S. Government Sponsored Agency 0.3%
Federal National Mortgage Association, 3.0%, 11/15/2027		1,000,000	875,148
U.S. Treasury Obligations 2.0%
U.S. Treasury Bills:
0.02%****, 2/13/2014 (f)		209,000	208,997
0.035%****, 2/13/2014 (f)		955,000	954,985
U.S. Treasury Notes:
0.75%, 6/15/2014 (g)		1,000,000	1,002,891
1.0%, 8/31/2016		3,000,000	3,028,125
1.75%, 5/15/2023		100,000	90,133
			5,285,131
Total Government & Agency Obligations (Cost $13,417,773)			12,828,371

Loan Participations and Assignments 0.0%
Senior Loan**
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017 (Cost $93,488)		95,000	97,131

Municipal Bonds and Notes 1.4%
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2030		525,000	571,651
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		413,253	426,031
New Jersey, State Transportation Trust Fund Authority, Transportation Program, Series AA, 5.25%, 6/15/2030		780,000	836,433
New York, Triborough Bridge & Tunnel Authority Revenues, Series A, 5.0%, 11/15/2028		785,000	846,458
Pennsylvania, State Turnpike Commission Revenue, Series C, 5.5%, 12/1/2030		390,000	426,130
Texas, Dallas-Fort Worth International Airport Revenue:
Series F, 5.25%, 11/1/2028		120,000	128,957
Series F, 5.25%, 11/1/2029		100,000	106,885
		Principal Amount ($)(c)	Value ($)

Series F, 5.25%, 11/1/2030		390,000	413,965
Total Municipal Bonds and Notes (Cost $3,636,263)			3,756,510

Convertible Bonds 0.2%
Financials 0.0%
Swiss Life Holding AG, Zero Coupon, 12/2/2020	CHF	55,000	64,251
Materials 0.2%
GEO Specialty Chemicals, Inc., 7.5%, 3/31/2015 (PIK)		209,283	405,423
Total Convertible Bonds (Cost $267,161)			469,674

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $20,233)		40,000	34,800

	Shares	Value ($)

Securities Lending Collateral 4.2%
Daily Assets Fund Institutional, 0.08% (h) (i) (Cost $11,360,240)	11,360,240	11,360,240

Cash Equivalents 3.9%
Central Cash Management Fund, 0.05% (h) (Cost $10,471,131)	10,471,131	10,471,131

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $265,643,116)†	103.8	279,382,518
Other Assets and Liabilities, Net	(3.8)	(10,299,744)
Net Assets	100.0	269,082,774

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	120,439	165,016	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2013.

*** These securities are shown at their current rate as of December 31, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $265,977,869. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $13,404,649. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,587,673 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,183,024.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	2,342	1,875	0.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $10,980,853, which is 4.1% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government sponsored enterprises.

(f) At December 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At December 31, 2013, this security has been pledged, in whole or in part, as collateral for open bilateral interest rate swap contracts and initial margin for centrally cleared swap contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Stock)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	3/31/2014	67	7,993,938	(51,117)

At December 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Japanese Government Bond	JPY	3/11/2014	2	2,721,869	15,820
10 Year U.S. Treasury Note	USD	3/20/2014	422	51,925,781	999,800
U.S. Treasury Long Bond	USD	3/20/2014	5	641,563	11,240
Ultra Long U.S. Treasury Bond	USD	3/20/2014	16	2,180,000	17,149
Total unrealized appreciation					1,044,009

At December 31, 2013, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.064% – Pay Floating — LIBOR	5/13/2014 5/13/2044	2,100,000	1	5/9/2014	15,487	(48,872)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	1	3/15/2016	15,173	(40,183)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	24,780	(40,183)
Total Call Options					55,440	(129,238)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	1	3/15/2016	15,172	(732)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,100,000	2	3/15/2016	5,355	(732)
Pay Fixed — 2.064% – Receive Floating — LIBOR	5/13/2014 5/13/2044	2,100,000	1	5/9/2014	15,488	(2)
Pay Fixed — 2.385% – Receive Floating — LIBOR	3/31/2014 3/31/2044	2,100,000	3	3/27/2014	28,665	(1)
Pay Fixed — 2.423% – Receive Floating — LIBOR	3/20/2014 3/20/2044	2,100,000	4	3/18/2014	30,240	(1)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	4,900,000	5	10/22/2014	62,230	(15,250)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	4,900,000	2	10/17/2014	67,620	(17,867)
Total Put Options					224,770	(34,585)
Total					280,210	(163,823)

(j) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2013 was $116,387.

As of December 31, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	125,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	18,381	7,374	11,007

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At December 31, 2013, open interest rate swap contracts sold were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/30/2014 12/30/2016	2,100,000	Fixed — 1.173%	Floating — LIBOR	1,057	1,391
12/30/2014 12/30/2019	100,000	Floating — LIBOR	Fixed — 2.522%	(72)	21
12/30/2014 12/30/2024	3,800,000	Fixed — 3.524%	Floating — LIBOR	8,504	8,896
5/13/2014 5/13/2044	2,100,000	Fixed — 4.064%	Floating — LIBOR	(24,342)	235
12/30/2014 12/30/2044	300,000	Floating — LIBOR	Fixed — 4.081%	(2,656)	(2,278)
Total net unrealized appreciation					8,265

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payment Paid/(Received) ($)	Unrealized Depreciation ($)
6/3/2013 6/3/2025	2,100,000	1	Floating — LIBOR	Fixed — 3.0%	(95,048)	—	(95,048)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Barclays Bank PLC

4 JPMorgan Chase Securities, Inc.

5 Citigroup, Inc.

6 UBS AG

LIBOR: London Interbank Offered Rate

As of December 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	190,000,000	USD	1,840,408	1/6/2014	36,210	Citigroup. Inc.
CAD	2,445,981	NZD	2,800,000	1/6/2014	298	Australia & New Zealand Banking Group Ltd.
ZAR	14,000,000	USD	1,352,626	1/17/2014	20,688	UBS AG
NOK	5,430,000	USD	913,670	1/23/2014	19,083	UBS AG
CAD	1,659,544	USD	1,607,229	1/23/2014	45,719	Barclays Bank PLC
SGD	1,169,490	USD	945,094	1/23/2014	18,367	JPMorgan Chase Securities, Inc.
USD	1,324,740	AUD	1,500,000	1/23/2014	12,857	Commonwealth Bank of Australia
AUD	1,621,800	USD	1,564,393	1/23/2014	118,183	UBS
AUD	1,500,000	USD	1,338,112	1/23/2014	515	Nomura International PLC
KRW	1,109,000,000	USD	1,048,056	2/18/2014	433	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					272,353

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,847,095	JPY	190,000,000	1/6/2014	(42,898)	Nomura International PLC
EUR	555,000	USD	762,177	1/15/2014	(1,332)	Citigroup. Inc.
USD	955,447	SGD	1,200,000	2/18/2014	(4,530)	Commonwealth Bank of Australia
Total unrealized depreciation					(48,760)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$13,117,443	$7,538,794	$1,875	$20,658,112
Consumer Staples	6,792,069	4,073,006	—	10,865,075
Energy	8,485,539	6,712,546	—	15,198,085
Financials	18,951,119	20,802,154	—	39,753,273
Health Care	8,312,622	2,930,643	—	11,243,265
Industrials	10,025,358	11,547,218	—	21,572,576
Information Technology	21,204,773	3,071,246	—	24,276,019
Materials	2,762,936	2,191,289	11,803	4,966,028
Telecommunication Services	2,522,330	7,366,117	—	9,888,447
Utilities	7,578,070	3,804,165	—	11,382,235
Preferred Stocks (m)	—	1,386,446	—	1,386,446
Rights	1,960	—	—	1,960
Warrants (m)	—	—	16,023	16,023
Fixed Income Investments (m)
Corporate Bonds	—	60,289,808	—	60,289,808
Asset Backed	—	806,908	—	806,908
Mortgage-Backed Securities Pass-Throughs	—	2,326,517	—	2,326,517
Commercial Mortgage-Backed Securities	—	1,809,810	—	1,809,810
Collateralized Mortgage Obligations	—	3,924,074	—	3,924,074
Government & Agency Obligations	—	12,828,371	—	12,828,371
Loan Participations and Assignments	—	97,131	—	97,131
Municipal Bonds and Notes	—	3,756,510	—	3,756,510
Convertible Bonds	—	64,251	405,423	469,674
Preferred Securities	—	34,800	—	34,800
Short-Term Investments (m)	21,831,371	—	—	21,831,371
Derivatives (n)
Futures Contracts	1,044,009	—	—	1,044,009
Credit Default Swap Contracts	—	11,007	—	11,007
Interest Rate Swap Contracts	—	10,543	—	10,543
Forward Foreign Currency Exchange Contracts	—	272,353	—	272,353
Total	$122,629,599	$157,655,707	$435,124	$280,720,430
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$(51,117)	$—	$—	$(51,117)
Written Options	—	(163,823)	—	(163,823)
Interest Rate Swap Contracts	—	(97,326)	—	(97,326)
Forward Foreign Currency Exchange Contracts	—	(48,760)	—	(48,760)
Total	$(51,117)	$(309,909)	$—	$(361,026)

During the year ended December 31, 2013, the amount of transfers between Level 2 and Level 3 was $48. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $243,811,745) — including $10,980,853 of securities loaned	$257,551,147
Investment in Daily Assets Fund Institutional (cost $11,360,240)*	11,360,240
Investment in Central Cash Management Fund (cost $10,471,131)	10,471,131
Total investments in securities, at value (cost $265,643,116)	279,382,518
Cash	12,378
Foreign currency, at value (cost $262,436)	262,571
Receivable for investments sold	509,276
Receivable for Fund shares sold	5,283
Dividends receivable	212,669
Interest receivable	1,166,017
Receivable for variation margin on futures contracts	91,291
Receivable for variation margin on centrally cleared swaps	33,875
Net receivable for pending swap contracts	334
Unrealized appreciation on swap contracts	11,007
Unrealized appreciation on forward foreign currency exchange contracts	272,353
Upfront payments paid on swap contracts	7,374
Foreign taxes recoverable	100,215
Other assets	4,732
Total assets	282,071,893
Liabilities
Payable upon return of securities loaned	11,360,240
Payable for investments purchased — when-issued/delayed delivery securities	1,034,684
Payable for Fund shares redeemed	106,177
Options written, at value (premium received $280,210)	163,823
Unrealized depreciation on swap contracts	95,048
Unrealized depreciation on forward foreign currency exchange contracts	48,760
Accrued management fee	83,081
Accrued Trustees' fees	2,830
Other accrued expenses and payables	94,476
Total liabilities	12,989,119
Net assets, at value	$269,082,774
Net Assets Consist of
Undistributed net investment income	7,643,314
Net unrealized appreciation (depreciation) on: Investments	13,739,402
Swap contracts	(75,776)
Futures	992,892
Foreign currency	226,466
Written options	116,387
Accumulated net realized gain (loss)	25,328,250
Paid-in capital	221,111,839
Net assets, at value	$269,082,774
Class A Net Asset Value, offering and redemption price per share ($269,082,774 ÷ 9,857,478 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$27.30

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $324,375)	$4,879,762
Interest (net of foreign taxes withheld of $1,589)	4,668,423
Income distributions — Central Cash Management Fund	6,876
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	147,087
Total income	9,702,148
Expenses: Management fee	973,969
Administration fee	264,194
Services to shareholders	1,305
Custodian fee	106,222
Audit and tax fees	82,698
Legal fees	13,187
Reports to shareholders	75,676
Trustees' fees and expenses	11,523
Other	66,385
Total expenses	1,595,159
Net investment income	8,106,989
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	30,148,469
Swap contracts	372,084
Futures	558,948
Written options	127,540
Foreign currency	(556,512)
30,650,529
Change in net unrealized appreciation (depreciation) on: Investments	750,963
Swap contracts	(103,285)
Futures	1,015,166
Written options	9,146
Foreign currency	250,711
1,922,701
Net gain (loss)	32,573,230
Net increase (decrease) in net assets resulting from operations	$40,680,219

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$8,106,989	$6,577,137
Net realized gain (loss)	30,650,529	37,219,792
Change in net unrealized appreciation (depreciation)	1,922,701	(11,355,694)
Net increase (decrease) in net assets resulting from operations	40,680,219	32,441,235
Distributions to shareholders from: Net investment income: Class A	(5,498,634)	(4,191,340)
Total distributions	(5,498,634)	(4,191,340)
Fund share transactions: Class A Proceeds from shares sold	7,161,669	5,666,347
Shares issued to shareholders in reinvestment of distributions	5,498,634	4,191,340
Payments for shares redeemed	(39,157,373)	(41,768,743)
Net increase (decrease) in net assets from Class A share transactions	(26,497,070)	(31,911,056)
Increase (decrease) in net assets	8,684,515	(3,661,161)
Net assets at beginning of period	260,398,259	264,059,420
Net assets at end of period (including undistributed net investment income of $7,643,314 and $5,395,441, respectively)	$269,082,774	$260,398,259
Other Information
Class A Shares outstanding at beginning of period	10,896,924	12,288,136
Shares sold	284,532	246,623
Shares issued to shareholders in reinvestment of distributions	220,917	186,116
Shares redeemed	(1,544,895)	(1,823,951)
Net increase (decrease) in Class A shares	(1,039,446)	(1,391,212)
Shares outstanding at end of period	9,857,478	10,896,924

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$23.90	$21.49	$22.13	$20.52	$17.35
Income (loss) from investment operations: Net investment incomea	.78	.57	.46	.39	.44
Net realized and unrealized gain (loss)	3.14	2.20	(.75)	1.88	3.43
Total from investment operations	3.92	2.77	(.29)	2.27	3.87
Less distributions from: Net investment income	(.52)	(.36)	(.35)	(.66)	(.70)
Net asset value, end of period	$27.30	$23.90	$21.49	$22.13	$20.52
Total Return (%)	16.63	12.98	(1.42)	11.22	23.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	269	260	264	308	319
Ratio of expenses (%)	.60	.59	.58	.65	.60
Ratio of net investment income (%)	3.07	2.48	2.09	1.89	2.40
Portfolio turnover rate (%)	182	188	109	203	207
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$12,343,378
Undistributed net long-term capital gains	$22,165,270
Unrealized appreciation (depreciation) on investments	$13,404,649

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$5,498,634	$4,191,340

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $6,100,000 to $22,800,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $125,000 to $1,925,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,012,000 to $7,994,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $4,480,000 to $76,652,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2013, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open purchased option contracts as of December 31, 2013. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $74,000 to $434,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $147,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,931,000 to $23,982,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,551,000 to $20,433,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $6,419,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$10,543	$1,044,009	$1,054,552
Credit Contracts (b)	—	11,007	—	11,007
Foreign Exchange Contracts (b)	272,353	—	—	272,353
	$272,353	$21,550	$1,044,009	$1,337,912
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on swap contracts and forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(163,823)	$—	$(97,326)	$(51,117)	$(312,266)
Foreign Exchange Contracts (c)	—	(48,760)	—	—	(48,760)
	$(163,823)	$(48,760)	$(97,326)	$(51,117)	$(361,026)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value and unrealized depreciation on swap contracts, respectively
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(13,141)	$127,540	$—	$281,040	$558,948	$954,387
Credit Contracts (a)	—	—	—	91,044	—	91,044
Foreign Exchange Contracts (b)	—	—	(412,862)	—	—	(412,862)
	$(13,141)	$127,540	$(412,862)	$372,084	$558,948	$632,569
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$37,464	$9,146	$—	$(49,766)	$1,015,166	$1,012,010
Credit Contracts (a)	—	—	—	(53,519)	—	(53,519)
Foreign Exchange Contracts (b)	—	—	247,346	—	—	247,346
	$37,464	$9,146	$247,346	$(103,285)	$1,015,166	$1,205,837
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$298	$—	$—	$298
Barclays Bank PLC	45,719	(1)	—	45,718
Citigroup, Inc.	36,210	(16,582)	—	19,628
Commonwealth Bank of Australia	12,857	(4,530)	—	8,327
JPMorgan Chase Securities, Inc.	18,800	(1)	—	18,799
Nomura International PLC	515	(515)	—	—
UBS AG	168,961	—	—	168,961
Exchange Traded Futures and Swaps (b)	1,054,552	—	—	1,054,552
	$1,337,912	$(21,629)	$—	$1,316,283
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1	$(1)	$—	$—
BNP Paribas	58,782	—	—	58,782
Citigroup, Inc.	16,582	(16,582)	—	—
Commonwealth Bank of Australia	4,530	(4,530)	—	—
JPMorgan Chase Securities, Inc.	1	(1)	—	—
Nomura International PLC	227,735	(515)	(227,220)	—
Exchange Traded Futures and Swaps (b)	53,395	—	—	53,395
	$361,026	$(21,629)	$(227,220)	$112,177

(a) Forward foreign currency exchange contracts, bilateral swap contracts and written options are netted.

(b) Includes financial instruments (futures or centrally cleared swaps) which are not subject to a master netting arrangement, or another similar arrangement.

(c) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $466,561,771 and $497,226,145, respectively. Purchases and sales of U.S. Treasury obligations aggregated $4,122,917 and $9,998,463, respectively.

For the year ended December 31, 2013, transactions for written options on interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	8,200,020	$181,719
Options written	31,500,114	387,211
Options closed	(13,100,066)	(240,195)
Options expired	(68)	(48,525)
Outstanding, end of period	26,600,000	$280,210

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.68%.

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of class A shares at 0.71%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $264,194, of which $22,543 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC aggregated $396, of which $66 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,063, of which $6,528 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $16,343.

E. Ownership of the Fund

At December 31, 2013, three participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 44%, 20% and 16%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Global Income Builder VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Global Income Builder VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,112.50
Expenses Paid per $1,000*	$3.35
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,022.03
Expenses Paid per $1,000*	$3.21

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Global Income Builder VIP	.63%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 27% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2013 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Income Builder VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GIB-2 (R-025825-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Government & Agency Securities VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
12 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
23 Report of Independent Registered Public Accounting Firm
24 Information About Your Fund's Expenses
25 Tax Information
25 Proxy Voting
26 Advisory Agreement Board Considerations and Fee Evaluation
29 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. The "full faith and credit" guarantee of the U.S. government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.68% and 1.03% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,696	$10,724	$12,357	$15,230
	Average annual total return	–3.04%	2.36%	4.32%	4.30%
Barclays GNMA Index	Growth of $10,000	$9,788	$10,817	$12,159	$15,807
	Average annual total return	–2.12%	2.65%	3.99%	4.69%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$9,675	$10,624	$12,156	$14,697
	Average annual total return	–3.25%	2.04%	3.98%	3.93%
Barclays GNMA Index	Growth of $10,000	$9,788	$10,817	$12,159	$15,807
	Average annual total return	–2.12%	2.65%	3.99%	4.69%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

During the 12-month period ended December 31, 2013, the Fund provided a total return of –3.04% (Class A shares, unadjusted for contract charges) compared with the –2.12% return of its benchmark, the Barclays GNMA Index.1

During the period, the U.S. Federal Reserve Board (the Fed) continued to maintain its benchmark short-term rate at or near zero levels and to engage in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth. Longer-term U.S. Treasury yields stayed within a fairly narrow range for the first few months of 2013 as investors attempted to assess mixed economic data. As the period progressed, economic data strengthened and there was increasing speculation that a reduction in Fed bond purchases was imminent. As a result, interest rates mostly drifted higher from May through December 2013. The year finished on a note of optimism for the economy, as third-quarter GDP growth was revised upward to a robust 4.1% and a bipartisan deal was reached on the U.S. budget. GNMAs were negatively impacted by rising rates and modestly lagged comparable-maturity U.S. Treasuries for the period.

The Fund continued to have significant exposure to higher-coupon mortgage pools. While price performance on these holdings was mixed, our focus on seasoned and low-balance mortgage pools with characteristics that defend against increasing prepayments helped maintain the Fund's income stream. We had a meaningful position in interest-only securities in the belief that voluntary prepayments, will remain manageable. Interest-only securities are particularly vulnerable to rising prepayments, as the investor is threatened with the loss of an income stream without receiving any return of principal. This allocation worked well as interest rates rose and prepayment fears eased. The Fund was positioned with an overall duration and corresponding interest-rate sensitivity above that of the benchmark for much of the period, which held back returns as rates rose. With inflation remaining below-target, there would not appear to be any substantive reason for the Fed to initiate a rapid reversal in policy. Nonetheless, given market jitters about the direction of the economy and Fed policy, we expect there will be opportunities to add value in security selection on volatility. With mortgage rates likely to be range-bound over the near term, we are comfortable with our focus on maximizing current income in the Fund. At the same time, we are keeping enough liquidity in the Fund to reposition fairly quickly should higher current mortgage rates become a durable trend.

William Chepolis, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/13	12/31/12

Mortgage-Backed Securities Pass-Throughs	66%	67%
Government & Agency Obligations	15%	17%
Collateralized Mortgage Obligations	11%	15%
Cash Equivalents	8%	1%
	100%	100%

Coupons*	12/31/13	12/31/12

Less than 4.5%	32%	35%
4.5%–5.49%	43%	37%
5.5%–6.49%	21%	24%
6.5%–7.49%	3%	3%
7.5% and Greater	1%	1%
	100%	100%

Interest Rate Sensitivity	12/31/13	12/31/12

Effective Maturity	10.0 years	7.0 years
Effective Duration	6.3 years	5.5 years

* Excludes Cash Equivalents, U.S. Treasury Bills and Options Purchased.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 89.4%
Federal Home Loan Mortgage Corp., 3.5%, 3/1/2042 (a)	11,000,000	10,910,625
Federal National Mortgage Association, 3.5%, 3/1/2042 (a)	10,000,000	9,942,188
Government National Mortgage Association:
3.5%, with various maturities from 2/15/2043 until 3/20/2043	4,797,911	4,847,819
4.0%, with various maturities from 7/1/2040 until 6/20/2043 (a)	3,112,797	3,242,575
4.5%, with various maturities from 6/20/2033 until 2/20/2043 (a)	19,373,750	20,718,511
4.55%, 1/15/2041	419,228	449,252
4.625%, 5/15/2041	195,870	211,172
5.0%, with various maturities from 11/20/2032 until 4/15/2042	14,869,090	16,203,049
5.5%, with various maturities from 10/15/2032 until 7/20/2040	9,091,373	10,028,379
6.0%, with various maturities from 7/15/2014 until 5/15/2040	8,752,098	9,730,954
6.5%, with various maturities from 4/15/2031 until 2/15/2039	1,776,993	2,006,338
7.0%, with various maturities from 2/20/2027 until 11/15/2038	283,751	328,900
7.5%, 10/20/2031	7,672	9,114
Total Mortgage-Backed Securities Pass-Throughs (Cost $88,194,940)		88,628,876

Collateralized Mortgage Obligations 14.8%
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	242,600	211,312
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043	1,429,793	790,678
"KB", Series 4144, 2.5%, 12/15/2042	214,837	161,780
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	120,845	9,803
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	1,306,090	124,019
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	477,818	42,647
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	674,578	64,652
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	210,025	21,335
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	171,020	19,388
"IP", Series 4046, Interest Only, 3.0%, 5/15/2027	475,634	59,081
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,602,461	209,644
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	185,689	949
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	1,023,970	96,906
	Principal Amount ($)	Value ($)

"DZ", Series 4199, 3.5%, 5/15/2043	238,673	194,011
"ZG", Series 4213, 3.5%, 6/15/2043	382,817	359,297
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	384,238	11,373
"22", Series 243, Interest Only, 4.571%*, 6/15/2021	630,540	43,505
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	158,119	5,766
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	164,772	29,319
"A", Series 172, Interest Only, 6.5%, 1/1/2024	22,895	3,770
"DS", Series 3199, Interest Only, 6.983%*, 8/15/2036	2,236,041	414,659
"S", Series 2416, Interest Only, 7.933%*, 2/15/2032	306,916	64,780
"ST", Series 2411, Interest Only, 8.583%*, 6/15/2021	900,913	97,312
"KS", Series 2064, Interest Only, 9.983%*, 5/15/2022	309,694	63,049
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	198,516	18,544
"LZ", Series 2013-45, 3.0%, 5/25/2043	1,020,176	757,530
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	386,292	27,175
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	1,131,401	82,400
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	2,133,625	540,584
"KZ", Series 2013-66, 3.5%, 7/25/2043	924,550	807,289
"ZB", Series 2010-136, 4.0%, 12/25/2040	392,003	378,306
"25", Series 351, Interest Only, 4.5%, 5/1/2019	176,467	14,993
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	117,112	1,605
"IN", Series 2003-49, Interest Only, 4.75%, 3/25/2018	997,742	41,222
"21", Series 334, Interest Only, 5.0%, 3/1/2018	80,310	5,634
"20", Series 334, Interest Only, 5.0%, 3/1/2018	122,855	8,846
''23", Series 339, Interest Only, 5.0%, 7/1/2018	176,411	11,798
"26", Series 381, Interest Only, 5.0%, 12/25/2020	56,445	4,602
"ZA", Series 2008-24, 5.0%, 4/25/2038	699,461	755,424
"30", Series 381, Interest Only, 5.5%, 11/25/2019	318,814	30,228
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	542,094	67,347
"PJ", Series 2004-46, Interest Only, 5.835%*, 3/25/2034	395,207	54,483
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	356,288	33,949
"101", Series 383, Interest Only, 6.5%, 9/1/2022	1,075,638	152,375
"SJ", Series 2007-36, Interest Only, 6.605%*, 4/25/2037	222,701	31,890
"KI", Series 2005-65, Interest Only, 6.835%*, 8/25/2035	104,757	19,503
	Principal Amount ($)	Value ($)

"ES", Series 2003-17, Interest Only, 6.885%*, 9/25/2022	168,505	1,058
"SA", Series G92-57, IOette, 83.283%*, 10/25/2022	38,803	73,121
Government National Mortgage Association:
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	947,893	122,468
"JY", Series 2010-20, 4.0%, 12/20/2033	2,013,839	2,092,873
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	229,151	17,479
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	600,193	62,818
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	331,327
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	805,185	151,710
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	594,593	158,588
"GZ", Series 2005-24, 5.0%, 3/20/2035	518,387	541,715
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	307,124	4,001
"ZA", Series 2005-75, 5.0%, 10/16/2035	583,177	618,242
"MZ", Series 2009-98, 5.0%, 10/16/2039	1,046,427	1,111,377
"Z", Series 2009-112, 5.0%, 11/20/2039	1,225,982	1,336,323
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	458,452	38,040
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	239,946	21,173
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	833,289	166,321
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	269,221	49,832
"BS", Series 2011-93, Interest Only, 5.933%*, 7/16/2041	1,260,521	184,536
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	329,398	64,832
"SA", Series 2012-84, Interest Only, 6.133%*, 12/20/2038	1,472,581	248,546
"QA", Series 2007-57, Interest Only, 6.333%*, 10/20/2037	337,473	50,405
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	103,015	23,379
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	587,952	150,723
"SK", Series 2003-11, Interest Only, 7.533%*, 2/16/2033	511,987	100,586
Total Collateralized Mortgage Obligations (Cost $14,113,577)		14,666,235

	Principal Amount ($)	Value ($)

Government & Agency Obligations 20.9%
U.S. Government Sponsored Agency 10.1%
Federal Home Loan Bank, 1.0%, 6/21/2017	10,000,000	9,979,029
U.S. Treasury Obligations 10.8%
U.S. Treasury Bill, 0.02%**, 2/13/2014 (b)	1,045,000	1,044,984
U.S. Treasury Bond, 2.875%, 5/15/2043	4,500,000	3,647,111
U.S. Treasury Notes:
0.75%, 6/15/2014 (c)	550,000	551,590
1.0%, 8/31/2016	3,450,000	3,482,344
2.75%, 11/15/2023	2,000,000	1,956,562
		10,682,591
Total Government & Agency Obligations (Cost $20,977,515)		20,661,620

	Contract Amount	Value ($)

Call Options Purchased 0.5%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	2,600,000	172,036
Pay Fixed Rate — 4.32% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	6,000,000	347,112
Total Call Options Purchased (Cost $390,446)		519,148

Put Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.32% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172 (Cost $203,884)	6,000,000	32,291

	Shares	Value ($)

Cash Equivalents 11.2%
Central Cash Management Fund, 0.05% (d) (Cost $11,122,156)	11,122,156	11,122,156

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $135,002,518)†	136.8	135,630,326
Other Assets and Liabilities, Net	(36.8)	(36,459,231)
Net Assets	100.0	99,171,095

* These securities are shown at their current rate as of December 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $135,065,809. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $564,517. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,440,975 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,876,458.

(a) When-issued or delayed delivery securities included.

(b) At December 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At December 31, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Interest Rate Swap	USD	3/17/2014	35	3,526,250	(2,258)
10 Year U.S. Treasury Note	USD	3/20/2014	125	15,380,859	(217,588)
Ultra Long U.S. Treasury Bond	USD	3/20/2014	25	3,406,250	(53,175)
Total unrealized depreciation					(273,021)

At December 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	3/31/2014	47	5,607,688	9,443

Currency Abbreviation
USD United States Dollar

At December 31, 2013, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (e)
Call Options Receive Fixed — 3.32% – Pay Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2	2/1/2017	216,991	(317,919)
Receive Fixed — 4.064% – Pay Floating — LIBOR	5/13/2014 5/13/2044	2,400,000	1	5/9/2014	17,700	(55,854)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	2,600,000	1	4/20/2016	92,690	(118,030)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	1	3/15/2016	17,340	(45,923)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	2	3/15/2016	28,320	(45,923)
Total Call Options					373,041	(583,649)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	1	3/15/2016	17,340	(837)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	2,400,000	2	3/15/2016	6,120	(837)
Pay Fixed — 2.064% – Receive Floating — LIBOR	5/13/2014 5/13/2044	2,400,000	1	5/9/2014	17,700	(2)
Pay Fixed — 2.385% – Receive Floating — LIBOR	3/31/2014 3/31/2044	2,400,000	3	3/27/2014	32,760	(1)
Pay Fixed — 2.423% – Receive Floating — LIBOR	3/20/2014 3/20/2044	2,400,000	4	3/18/2014	34,560	(1)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	1,900,000	5	10/22/2014	24,130	(5,913)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	1,900,000	2	10/17/2014	26,220	(6,928)
Pay Fixed — 3.32% – Receive Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2	2/1/2017	216,990	(57,429)
Total Put Options					375,820	(71,948)
Total					748,861	(655,597)

(e) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2013 was $93,264.

At December 31, 2013, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/30/2014 12/30/2016	23,200,000	Fixed — 1.173%	Floating — LIBOR	(12,108)	(15,005)
12/30/2014 12/30/2019	400,000	Fixed — 2.522%	Floating — LIBOR	290	(83)
12/30/2014 12/30/2030	1,400,000	Fixed — 4.081%	Floating — LIBOR	12,534	(12,466)
12/30/2014 12/30/2034	1,600,000	Fixed — 4.01%	Floating — LIBOR	10,422	9,935
5/13/2014 5/13/2044	2,400,000	Fixed — 4.064%	Floating — LIBOR	(27,819)	269
Total net unrealized depreciation					(17,350)

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/3/2013 6/3/2025	2,300,000	1	Floating — LIBOR	Fixed — 3.0%	(104,100)	—	(104,100)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Barclays Bank PLC

4 JPMorgan Chase Securities, Inc.

5 Citigroup, Inc.

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased and written options contracts, and interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (f)
Mortgage-Backed Securities Pass-Throughs	$—	$88,628,876	$—	$88,628,876
Collateralized Mortgage Obligations	—	14,666,235	—	14,666,235
Government & Agency Obligations	—	20,661,620	—	20,661,620
Short-Term Investments	11,122,156	—	—	11,122,156
Derivatives (g)
Purchased Options	—	551,439	—	551,439
Futures Contracts	9,443	—	—	9,443
Interest Rate Swap Contracts	—	10,204	—	10,204
Total	$11,131,599	$124,518,374	$—	$135,649,973
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Futures Contracts	$(273,021)	$—	$—	$(273,021)
Written Options	—	(655,597)	—	(655,597)
Interest Rate Swap Contracts	—	(131,654)	—	(131,654)
Total	$(273,021)	$(787,251)	$—	$(1,060,272)

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include value of purchased options, unrealized appreciation (depreciation) on open futures contracts and interest rate swap contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments Investments in non-affiliated securities, at value (cost $123,880,362)	$124,508,170
Investment in Central Cash Management Fund (cost $11,122,156)	11,122,156
Total investments in securities, at value (cost $135,002,518)	135,630,326
Receivable for investments sold — when-issued/delayed delivery securities	50,401,598
Receivable for Fund shares sold	175,090
Interest receivable	455,797
Receivable for variation margin on centrally cleared swaps	42,045
Other assets	3,820
Total assets	186,708,676
Liabilities
Cash overdraft	23,354
Payable for investments purchased	1,966,051
Payable for investments purchased — when-issued/delayed delivery securities	84,643,669
Payable for Fund shares redeemed	5,279
Payable for variation margin on futures contracts	49,276
Options written, at value (premium received $748,861)	655,597
Unrealized depreciation on bilateral swap contracts	104,100
Accrued management fee	38,387
Net payable for pending swap contracts	15,104
Accrued Trustees' fees	2,053
Other accrued expenses and payables	34,711
Total liabilities	87,537,581
Net assets, at value	$99,171,095
Net Assets Consist of
Undistributed net investment income	2,192,301
Unrealized appreciation (depreciation) on: Investments	627,808
Swap contracts	(121,450)
Futures	(263,578)
Written options	93,264
Accumulated net realized gain (loss)	(109,916)
Paid-in capital	96,752,666
Net assets, at value	$99,171,095
Class A Net Asset Value, offering and redemption price per share ($95,537,931 ÷ 8,328,640 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.47
Class B Net Asset Value, offering and redemption price per share ($3,633,164 ÷ 317,145 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.46

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Interest	$3,054,500
Income distributions — Central Cash Management Fund	3,745
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	105
Total income	3,058,350
Expenses: Management fee	505,764
Administration fee	112,392
Services to shareholders	1,402
Distribution service fees (Class B)	11,046
Record keeping fees (Class B)	4,368
Custodian fee	36,775
Audit and tax fees	70,340
Legal fees	9,881
Reports to shareholders	35,041
Trustees' fees and expenses	5,725
Other	16,334
Total expenses before expense reductions	809,068
Expense reductions	(44,510)
Total expenses after expense reductions	764,558
Net investment income	2,293,792
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(203,996)
Swap contracts	626,170
Futures	(719,550)
Written options	177,488
(119,888)
Change in net unrealized appreciation (depreciation) on: Investments	(5,313,133)
Swap contracts	221,465
Securities sold short	(129,707)
Futures	(241,740)
Written options	(232,998)
(5,696,113)
Net gain (loss)	(5,816,001)
Net increase (decrease) in net assets resulting from operations	$(3,522,209)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$2,293,792	$3,586,409
Net realized gain (loss)	(119,888)	4,527,418
Change in net unrealized appreciation (depreciation)	(5,696,113)	(4,180,279)
Net increase (decrease) in net assets resulting from operations	(3,522,209)	3,933,548
Distributions to shareholders from: Net investment income: Class A	(3,325,537)	(5,435,920)
Class B	(119,146)	(209,154)
Net realized gain: Class A	(4,523,083)	(2,952,755)
Class B	(185,024)	(124,749)
Total distributions	(8,152,790)	(8,722,578)
Fund share transactions: Class A Proceeds from shares sold	9,306,924	18,065,811
Reinvestment of distributions	7,848,620	8,388,675
Payments for shares redeemed	(31,059,765)	(47,401,824)
Net increase (decrease) in net assets from Class A share transactions	(13,904,221)	(20,947,338)
Class B Proceeds from shares sold	311,619	919,743
Reinvestment of distributions	304,170	333,903
Payments for shares redeemed	(1,961,191)	(2,329,903)
Net increase (decrease) in net assets from Class B share transactions	(1,345,402)	(1,076,257)
Increase (decrease) in net assets	(26,924,622)	(26,812,625)
Net assets at beginning of period	126,095,717	152,908,342
Net assets at end of period (including undistributed net investment income of $2,192,301 and $3,422,413, respectively)	$99,171,095	$126,095,717
Other Information
Class A Shares outstanding at beginning of period	9,511,241	11,145,622
Shares sold	782,217	1,389,466
Shares issued to shareholders in reinvestment of distributions	660,658	672,169
Shares redeemed	(2,625,476)	(3,696,016)
Net increase (decrease) in Class A shares	(1,182,601)	(1,634,381)
Shares outstanding at end of period	8,328,640	9,511,241
Class B Shares outstanding at beginning of period	428,962	511,071
Shares sold	26,355	72,277
Shares issued to shareholders in reinvestment of distributions	25,582	26,755
Shares redeemed	(163,754)	(181,141)
Net increase (decrease) in Class B shares	(111,817)	(82,109)
Shares outstanding at end of period	317,145	428,962

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.69		$13.12		$12.98	$12.78	$12.40
Income (loss) from investment operations: Net investment incomea	.24		.34		.48	.50	.52
Net realized and unrealized gain (loss)	(.59)		.03		.45	.32	.45
Total from investment operations	(.35)		.37		.93	.82	.97
Less distributions from: Net investment income	(.37)		(.52)		(.57)	(.62)	(.59)
Net realized gains	(.50)		(.28)		(.22)	—	—
Total distributions	(.87)		(.80)		(.79)	(.62)	(.59)
Net asset value, end of period	$11.47		$12.69		$13.12	$12.98	$12.78
Total Return (%)	(3.04	)b	2.93	b	7.46	6.61	8.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96		121		146	157	169
Ratio of expenses before expense reductions (%)	.71		.68		.67	.64	.58
Ratio of expenses after expense reductions (%)	.67		.66		.67	.64	.58
Ratio of net investment income (%)	2.05		2.65		3.68	3.86	4.16
Portfolio turnover rate (%)	794		796		673	423	390
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.
Class B	Years Ended December 31,
	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.67		$13.10		$12.95	$12.75	$12.37
Income (loss) from investment operations: Net investment incomea	.20		.29		.43	.46	.48
Net realized and unrealized gain (loss)	(.59)		.03		.46	.31	.45
Total from investment operations	(.39)		.32		.89	.77	.93
Less distributions from: Net investment income	(.32)		(.47)		(.52)	(.57)	(.55)
Net realized gains	(.50)		(.28)		(.22)	—	—
Total distributions	(.82)		(.75)		(.74)	(.57)	(.55)
Net asset value, end of period	$11.46		$12.67		$13.10	$12.95	$12.75
Total Return (%)	(3.25	)b	2.48	b	7.15	6.24	7.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		5		7	6	7
Ratio of expenses before expense reductions (%)	1.06		1.03		1.01	.99	.92
Ratio of expenses after expense reductions (%)	.99		1.01		1.01	.99	.92
Ratio of net investment income (%)	1.71		2.29		3.34	3.51	3.81
Portfolio turnover rate (%)	794		796		673	423	390
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the average of the most recent reliable bid quotation or evaluated price, as applicable, obtained from broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at December 31, 2013.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of $310,000 of short-term losses, which may be applied against any realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$2,196,608
Capital loss carryforward	$(310,000)
Unrealized appreciation (depreciation) on investments	$564,517

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$5,193,028	$6,020,886
Distributions from long-term capital gains	$2,959,762	$2,701,692

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

For the year ended December 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $31,300,000 to $48,700,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2013, the Fund entered into options on interest rate futures and on interest rate swap contracts in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $590,000 to $1,248,000, and purchased option contracts had a total value generally indicative of a range from approximately $505,000 to $842,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2013, is included in a table following the Fund's Investment Portfolio. For the period ended December 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $2,652,000 to $22,313,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $13,922,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$551,439	$10,204	$9,443	$571,086
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts. Unsettled variation margin for centrally cleared swaps is disclosed separately within the Statement of Assets and Liabilities.
(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(655,597)	$(131,654)	$(273,021)	$(1,060,272)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value and unrealized depreciation on swap contracts. Unsettled variation margin for centrally cleared swaps is disclosed separately within the Statement of Assets and Liabilities.
(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$84,738	$177,488	$626,170	$(719,550)	$168,846
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$250,165	$(232,998)	$221,465	$(241,740)	$(3,108)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

As of December 31, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$379,403	$(379,403)	$—	$—
Nomura International PLC	172,036	(172,036)	—	—
Exchange Traded Futures and Swaps (b)	19,647	—	—	19,647
	$571,086	$(551,439)	$—	$19,647
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1	$—	$—	$1
BNP Paribas	429,036	(379,403)	—	49,633
Citigroup, Inc.	5,913	—	—	5,913
JPMorgan Chase Securities, Inc.	1	—	—	1
Nomura International PLC	324,746	(172,036)	(152,710)	—
Exchange Traded Futures and Swaps (b)	300,575	—	—	300,575
	$1,060,272	$(551,439)	$(152,710)	$356,123

(a) Bilateral swap contracts and over-the-counter purchased and written options are netted.

(b) Includes financial instruments (futures or centrally cleared swaps) which are not subject to a master netting arrangement, or another similar arrangement.

(c) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $1,069,609,917 and $1,090,179,740, respectively. Purchases and sales of U.S. Treasury securities aggregated $26,318,172 and $25,433,181, respectively.

For the year ended December 31, 2013, transactions for written options on futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	25,600,030	$916,248
Options written	24,900,128	334,799
Options closed	(18,900,027)	(404,031)
Options expired	(131)	(98,155)
Outstanding, end of period	31,600,000	$748,861

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

For the period from January 1, 2013 through April 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

For the period from May 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.67%.

For the period from January 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B at 0.99%.

Accordingly, for the year ended December 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $43,084, and the amount charged aggregated $462,680, which was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $112,392, of which $8,500 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
	Total Aggregated	Amount Waived
Class A	$287	$287
Class B	71	71
	$358	$358

In addition, for the year ended December 31, 2013, the Advisor reimbursed $1,068 of recordkeeping fees for Class B shares.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2013, the Distribution Service Fee aggregated $11,046, of which $853 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,807, of which $5,186 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $11.

E. Ownership of the Fund

At December 31, 2013, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 34% and 17%. One participating insurance company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Government & Agency Securities VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Government & Agency Securities VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Government & Agency Securities VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$969.60	$967.50
Expenses Paid per $1,000*	$3.33	$4.91
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,021.83	$1,020.21
Expenses Paid per $1,000*	$3.41	$5.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.67%	.99%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions of $0.32 per share from net long-term capital gains during its year ended December 31, 2013.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Government & Agency Securities VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be equal to the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GAS-2 (R-025831-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS High Income VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
17 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
20 Financial Highlights
21 Notes to Financial Statements
28 Report of Independent Registered Public Accounting Firm
29 Information About Your Fund's Expenses
30 Tax Information
30 Proxy Voting
31 Advisory Agreement Board Considerations and Fee Evaluation
34 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.72% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS High Income VIP

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,791	$12,877	$20,549	$20,358
	Average annual total return	7.91%	8.79%	15.49%	7.37%
Credit Suisse High Yield Index	Growth of $10,000	$10,753	$13,010	$22,957	$22,290
	Average annual total return	7.53%	9.17%	18.08%	8.35%
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,744	$12,763	$20,253	$19,717
	Average annual total return	7.44%	8.47%	15.16%	7.02%
Credit Suisse High Yield Index	Growth of $10,000	$10,753	$13,010	$22,957	$22,290
	Average annual total return	7.53%	9.17%	18.08%	8.35%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

High-yield bonds performed very well in 2013, as gauged by the 7.53% return of the Fund's benchmark, the Credit Suisse High Yield Index.1 The Class A shares of the Fund returned 7.91% (unadjusted for contract charges) during 2013, outperforming the benchmark. The asset class soundly outperformed investment-grade bonds, as measured by the –2.02% return of the Barclays U.S. Aggregate Bond Index.2

The year was generally positive for high-yield bonds, as signs of improving economic growth helped fuel a recovery in investors' appetite for higher-risk assets. In addition, the default rate for high-yield issuers remained very low on a historical basis. Double-digit returns for the stock market, along with investors' general preference for higher-yielding asset classes, also contributed to the healthy performance results.

The positive backdrop was reflected in a decline in the yield spread between high-yield bonds and U.S. Treasuries of comparable maturity during the period.3 The BofA Merrill Lynch U.S. High Yield Master II Option-Adjusted Spread closed the year at 4.00 percentage points, down from 5.34 one year ago.4

Consistent with our bottom-up approach, individual security selection was the primary driver of the Fund's outperformance. The leading contributors to performance were Leap Wireless, Fage Dairy Industry SA and DynCorp International, Inc., while the largest detractors were our positions in Getty Images, Inc. and Windstream Corp.

In terms of portfolio structure, at the end of the year, the Fund was overweight vs. the benchmark in securities rated B. This position represents our belief that this credit tier tends to have a low correlation with U.S. Treasuries, which we believe was a potentially positive attribute in an environment similar to what we saw during the year.5 The Fund was also underweight in BB-rated issues and neutral in bonds rated CCC, but we were selectively taking advantage of opportunities in the CCC tier where the risk-reward trade-off was attractive during the year.6

We retain a positive outlook on high-yield bonds based on our expectation for low defaults and satisfactory economic growth, together with their attractive yields relative to government bonds. We continue to focus on using credit research to identify the most compelling investment opportunities for the Fund. We manage the portfolio from a long-term perspective. When seeking to meet its objective of high current income, we do not take on excessive risk for the sake of short-term returns. Instead, we strive to generate outperformance over a multiyear period by achieving an appropriate trade-off of risk and return.

Gary Russell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.

2 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 "Spread" refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true

4 The BofA Merrill Lynch Option-Adjusted Spreads (OASs) are the calculated spreads between a computed OAS index of all bonds in a given rating category and a spot Treasury curve. An OAS index is constructed using each constituent bond's OAS, weighted by market capitalization. The BofA Merrill Lynch U.S. High Yield Master II Option-Adjusted Spread (OAS) uses an index of bonds that are below investment grade (those rated BB or below).

5 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means it holds a lower weighting.

6 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Corporate Bonds	82%	86%
Cash Equivalents	10%	11%
Government & Agency Obligations	4%	—
Convertible Bonds	2%	1%
Preferred Securities	1%	1%
Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	12/31/13	12/31/12

Telecommunication Services	20%	16%
Consumer Discretionary	19%	23%
Energy	15%	13%
Industrials	10%	9%
Materials	10%	11%
Consumer Staples	7%	4%
Financials	6%	10%
Information Technology	6%	5%
Health Care	5%	6%
Utilities	2%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/13	12/31/12

AAA	4%	—
BBB	2%	2%
BB	36%	29%
B	44%	57%
CCC	12%	10%
CC	—	1%
Not Rated	2%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 81.3%
Consumer Discretionary 15.5%
AMC Entertainment, Inc., 8.75%, 6/1/2019		170,000	181,688
AMC Networks, Inc., 7.75%, 7/15/2021		80,000	90,000
AmeriGas Finance LLC:
6.75%, 5/20/2020		460,000	502,550
7.0%, 5/20/2022		350,000	379,750
APX Group, Inc.:
6.375%, 12/1/2019		205,000	208,075
144A, 8.75%, 12/1/2020		25,000	25,438
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		505,000	567,494
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		330,000	351,862
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		350,000	345,625
Avis Budget Car Rental LLC:
5.5%, 4/1/2023 (b)		205,000	198,594
8.25%, 1/15/2019		535,000	583,150
BC Mountain LLC, 144A, 7.0%, 2/1/2021		210,000	212,100
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	397,500
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		155,000	169,725
Cablevision Systems Corp., 8.0%, 4/15/2020 (b)		65,000	72,638
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		760,000	731,500
9.0%, 2/15/2020 (b)		245,000	238,263
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		215,000	223,063
CCO Holdings LLC:
6.5%, 4/30/2021		655,000	673,012
6.625%, 1/31/2022		450,000	463,500
7.0%, 1/15/2019 (b)		120,000	126,450
7.375%, 6/1/2020		50,000	54,125
8.125%, 4/30/2020		150,000	162,750
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		230,000	228,850
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		355,000	332,812
144A, 6.375%, 9/15/2020		1,215,000	1,245,375
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020 (b)		145,000	145,363
Clear Channel Communications, Inc., 11.25%, 3/1/2021		280,000	301,000
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		250,000	253,437
Series B, 6.5%, 11/15/2022		365,000	372,756
Series A, 7.625%, 3/15/2020		110,000	114,400
Series B, 7.625%, 3/15/2020 (b)		1,115,000	1,172,144
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		20,000	19,300
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		375,000	395,625
		Principal Amount ($)(a)	Value ($)

DISH DBS Corp.:
4.25%, 4/1/2018		270,000	275,400
5.0%, 3/15/2023		325,000	303,062
6.75%, 6/1/2021		50,000	53,000
7.875%, 9/1/2019		270,000	309,150
GLP Capital LP, 144A, 4.375%, 11/1/2018		95,000	97,138
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		405,000	320,962
Harron Communications LP, 144A, 9.125%, 4/1/2020		395,000	437,462
Hertz Corp., 6.75%, 4/15/2019		305,000	328,637
Hertz Holdings Netherlands BV, 144A, 4.375%, 1/15/2019	EUR	580,000	798,903
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		140,000	146,650
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		475,000	496,969
Libbey Glass, Inc., 6.875%, 5/15/2020		117,000	126,360
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		345,000	374,325
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		240,000	251,100
Mediacom Broadband LLC, 6.375%, 4/1/2023		425,000	434,562
Mediacom LLC, 7.25%, 2/15/2022		110,000	116,600
MGM Resorts International:
6.625%, 12/15/2021 (b)		590,000	623,925
6.75%, 10/1/2020 (b)		170,000	181,900
8.625%, 2/1/2019		840,000	984,900
10.0%, 11/1/2016		225,000	270,000
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		200,000	201,500
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	337,837
PNK Finance Corp., 144A, 6.375%, 8/1/2021		245,000	250,513
Quebecor Media, Inc., 5.75%, 1/15/2023		205,000	198,338
Rent-A-Center, Inc., 4.75%, 5/1/2021		145,000	136,119
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		420,000	476,700
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		125,000	122,813
Seminole Indian Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		345,000	377,775
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		230,000	250,125
Sirius XM Holdings, Inc., 144A, 5.875%, 10/1/2020 (b)		195,000	198,900
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021 (b)		295,000	297,581
Starz LLC, 5.0%, 9/15/2019		175,000	178,938
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021 (b)		250,000	243,125
		Principal Amount ($)(a)	Value ($)

Travelport LLC:
144A, 6.364%**, 3/1/2016		227,786	228,925
144A, 13.875%, 3/1/2016 (PIK)		51,208	54,280
UCI International, Inc., 8.625%, 2/15/2019		310,000	310,000
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		945,000	916,650
144A, 7.5%, 3/15/2019		435,000	473,062
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	837,973
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	64,125
144A, 7.875%, 11/1/2020		140,000	153,825
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		205,000	231,650
Visant Corp., 10.0%, 10/1/2017		460,000	446,200
Visteon Corp., 6.75%, 4/15/2019		152,000	161,500
			25,619,373
Consumer Staples 5.6%
B&G Foods, Inc., 4.625%, 6/1/2021		245,000	235,200
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		200,000	216,500
Del Monte Corp., 7.625%, 2/15/2019		410,000	425,887
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020 (b)		810,000	846,450
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		860,000	832,050
JBS Investments GmbH, 144A, 7.75%, 10/28/2020		405,000	409,050
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		485,000	504,400
144A, 8.25%, 2/1/2020		160,000	173,600
Pilgrim's Pride Corp., 7.875%, 12/15/2018		290,000	316,100
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		405,000	413,100
6.875%, 2/15/2021		540,000	581,850
7.125%, 4/15/2019		415,000	441,975
8.25%, 2/15/2021 (b)		225,000	240,188
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		220,000	224,400
Smithfield Foods, Inc.:
6.625%, 8/15/2022		190,000	201,400
7.75%, 7/1/2017		1,180,000	1,383,550
Sun Products Corp., 144A, 7.75%, 3/15/2021		360,000	316,800
U.S. Foods, Inc., 8.5%, 6/30/2019		400,000	438,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	988,128
			9,188,628
Energy 12.6%
Access Midstream Partners LP:
4.875%, 5/15/2023		375,000	361,875
6.125%, 7/15/2022		325,000	347,750
Antero Resources Finance Corp.:
144A, 5.375%, 11/1/2021		220,000	222,200
7.25%, 8/1/2019		185,000	198,875
		Principal Amount ($)(a)	Value ($)

Berry Petroleum Co.:
6.375%, 9/15/2022		205,000	208,588
6.75%, 11/1/2020		680,000	705,500
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		700,000	728,000
8.625%, 10/15/2020		225,000	241,875
Chaparral Energy, Inc.:
7.625%, 11/15/2022		465,000	497,550
8.25%, 9/1/2021		300,000	325,500
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019		150,000	157,125
Crestwood Midstream Partners LP:
144A, 6.125%, 3/1/2022		165,000	169,125
7.75%, 4/1/2019		325,000	352,625
Crosstex Energy LP, 7.125%, 6/1/2022 (b)		105,000	119,438
Denbury Resources, Inc., 4.625%, 7/15/2023		215,000	194,038
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		420,000	447,300
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		295,000	297,950
EP Energy LLC:
6.875%, 5/1/2019		330,000	355,162
7.75%, 9/1/2022		175,000	196,000
9.375%, 5/1/2020		150,000	173,063
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		517,356	531,583
EV Energy Partners LP, 8.0%, 4/15/2019		835,000	839,175
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	339,806
Halcon Resources Corp.:
8.875%, 5/15/2021		585,000	590,850
9.75%, 7/15/2020		280,000	291,900
144A, 9.75%, 7/15/2020		220,000	229,075
Holly Energy Partners LP:
6.5%, 3/1/2020		105,000	109,725
8.25%, 3/15/2018		330,000	348,150
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021 (b)		400,000	399,000
Linn Energy LLC:
6.5%, 5/15/2019		115,000	117,300
144A, 7.0%, 11/1/2019		595,000	600,950
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		235,000	247,338
144A, 7.0%, 3/31/2024		470,000	475,875
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		485,000	506,825
10.75%, 10/1/2020		585,000	636,187
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		290,000	291,450
Murray Energy Corp., 144A, 8.625%, 6/15/2021		50,000	51,750
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		595,000	623,262
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		175,000	187,250
144A, 6.875%, 3/15/2022		385,000	408,100
6.875%, 1/15/2023		130,000	138,450
7.25%, 2/1/2019		665,000	714,875
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		410,000	418,200
7.5%, 11/1/2019 (b)		745,000	810,187
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		245,000	246,225
		Principal Amount ($)(a)	Value ($)

QEP Resources, Inc., 5.25%, 5/1/2023		80,000	75,000
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021		690,000	674,475
144A, 5.625%, 4/15/2023		155,000	144,925
SandRidge Energy, Inc., 7.5%, 3/15/2021		515,000	539,462
SESI LLC, 6.375%, 5/1/2019		235,000	250,863
Swift Energy Co., 7.875%, 3/1/2022		290,000	287,100
Talos Production LLC, 144A, 9.75%, 2/15/2018		410,000	419,225
Tesoro Corp., 5.375%, 10/1/2022 (b)		150,000	151,875
Ultra Petroleum Corp., 144A, 5.75%, 12/15/2018		90,000	92,475
Venoco, Inc., 8.875%, 2/15/2019		590,000	581,150
Welltec AS, 144A, 8.0%, 2/1/2019		400,000	424,000
Whiting Petroleum Corp., 5.0%, 3/15/2019		240,000	245,400
WPX Energy, Inc., 5.25%, 1/15/2017		510,000	544,425
			20,883,402
Financials 4.5%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		470,000	508,775
Ally Financial, Inc., 5.5%, 2/15/2017		385,000	416,762
CIT Group, Inc.:
5.0%, 8/1/2023		1,610,000	1,549,625
5.25%, 3/15/2018		540,000	579,150
E*TRADE Financial Corp.:
6.375%, 11/15/2019		585,000	628,144
6.75%, 6/1/2016		710,000	770,350
Hellas Telecommunications Finance, 144A, 8.227%**, 7/15/2015 (PIK)*	EUR	322,107	0
International Lease Finance Corp.:
3.875%, 4/15/2018		385,000	385,962
6.25%, 5/15/2019		320,000	346,400
8.625%, 1/15/2022		310,000	366,343
8.75%, 3/15/2017		245,000	288,488
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		290,000	300,150
(REIT), 6.875%, 5/1/2021		295,000	315,650
Neuberger Berman Group LLC, 144A, 5.625%, 3/15/2020		160,000	168,000
Societe Generale SA, 144A, 7.875%, 12/31/2049		825,000	830,775
			7,454,574
Health Care 4.5%
Aviv Healthcare Properties LP:
144A, 6.0%, 10/15/2021		100,000	101,750
7.75%, 2/15/2019		500,000	537,500
Biomet, Inc.:
6.5%, 8/1/2020		355,000	372,750
6.5%, 10/1/2020		100,000	103,000
Community Health Systems, Inc.:
5.125%, 8/15/2018		1,155,000	1,192,537
7.125%, 7/15/2020 (b)		635,000	658,812
Endo Finance Co., 144A, 5.75%, 1/15/2022		220,000	221,100
		Principal Amount ($)(a)	Value ($)

Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		220,000	237,600
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	464,100
HCA, Inc.:
5.875%, 3/15/2022		275,000	283,938
6.5%, 2/15/2020		890,000	977,887
7.5%, 2/15/2022		305,000	334,738
Hologic, Inc., 6.25%, 8/1/2020 (b)		200,000	211,000
IMS Health, Inc., 144A, 6.0%, 11/1/2020		250,000	265,625
LifePoint Hospitals, Inc., 144A, 5.5%, 12/1/2021		275,000	276,031
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		345,000	356,644
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		299,000	334,880
Salix Pharmaceuticals Ltd., 144A, 6.0%, 1/15/2021		165,000	169,125
Tenet Healthcare Corp.:
4.375%, 10/1/2021		390,000	366,600
4.5%, 4/1/2021		55,000	52,113
			7,517,730
Industrials 8.6%
Accuride Corp., 9.5%, 8/1/2018		345,000	337,237
ADT Corp., 144A, 6.25%, 10/15/2021		145,000	152,250
Aguila 3 SA, 144A, 7.875%, 1/31/2018		480,000	508,800
Alphabet Holding Co., Inc.:
7.75%, 11/1/2017 (PIK)		205,000	211,406
144A, 7.75%, 11/1/2017 (PIK)		275,000	283,594
Armored Autogroup, Inc., 9.25%, 11/1/2018 (b)		610,000	587,125
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		245,000	257,250
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		366,680	379,514
BakerCorp International, Inc., 8.25%, 6/1/2019		335,000	334,163
BE Aerospace, Inc., 6.875%, 10/1/2020		180,000	197,550
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	347,900
Bombardier, Inc., 144A, 5.75%, 3/15/2022		225,000	223,313
Casella Waste Systems, Inc., 7.75%, 2/15/2019		415,000	425,375
Clean Harbors, Inc., 5.125%, 6/1/2021		240,000	242,400
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		275,000	286,688
Darling Escrow Corp., 144A, 5.375%, 1/15/2022 (c)		220,000	221,650
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		160,000	156,000
Ducommun, Inc., 9.75%, 7/15/2018		305,000	339,312
DynCorp International, Inc., 10.375%, 7/1/2017		490,000	501,025
Florida East Coast Railway Corp., 8.125%, 2/1/2017		225,000	234,844
FTI Consulting, Inc., 6.0%, 11/15/2022		205,000	207,563
Garda World Security Corp., 144A, 7.25%, 11/15/2021		290,000	292,175
GenCorp, Inc., 7.125%, 3/15/2021		790,000	845,300
		Principal Amount ($)(a)	Value ($)

Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		280,000	302,400
7.125%, 3/15/2021		60,000	65,850
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		575,000	605,187
Meritor, Inc., 6.75%, 6/15/2021		195,000	198,900
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022		830,000	834,150
8.125%, 2/15/2019		410,000	421,275
Navios South American Logistics, Inc., 9.25%, 4/15/2019		350,000	377,562
Nortek, Inc., 8.5%, 4/15/2021		440,000	487,300
Ply Gem Industries, Inc., 9.375%, 4/15/2017		102,000	110,160
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		205,000	220,631
7.5%, 10/1/2017		215,000	223,600
Titan International, Inc., 144A, 6.875%, 10/1/2020		590,000	615,075
TransDigm, Inc., 7.5%, 7/15/2021		320,000	344,000
United Rentals North America, Inc.:
5.75%, 7/15/2018		365,000	390,094
6.125%, 6/15/2023		25,000	25,375
7.375%, 5/15/2020		595,000	659,706
7.625%, 4/15/2022		595,000	661,194
Watco Companies LLC, 144A, 6.375%, 4/1/2023		155,000	153,450
			14,268,343
Information Technology 4.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		105,000	109,725
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		695,000	719,325
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		255,000	264,562
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		155,000	162,363
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		340,000	350,200
CDW LLC, 8.5%, 4/1/2019		1,180,000	1,303,900
CyrusOne LP, 6.375%, 11/15/2022		105,000	108,675
eAccess Ltd., 144A, 8.25%, 4/1/2018		335,000	365,987
EarthLink, Inc., 7.375%, 6/1/2020		245,000	244,388
Equinix, Inc.:
5.375%, 4/1/2023		725,000	708,687
7.0%, 7/15/2021		215,000	234,888
First Data Corp.:
144A, 6.75%, 11/1/2020		940,000	977,600
144A, 7.375%, 6/15/2019		250,000	266,875
144A, 8.875%, 8/15/2020		495,000	547,594
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		275,000	278,437
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		75,000	78,000
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		445,000	481,712
7.625%, 6/15/2021		230,000	256,450
IAC/InterActiveCorp., 4.75%, 12/15/2022		215,000	200,488
NCR Escrow Corp.:
144A, 5.875%, 12/15/2021		55,000	56,031
144A, 6.375%, 12/15/2023		135,000	137,869
			7,853,756
		Principal Amount ($)(a)	Value ($)

Materials 6.5%
APERAM:
144A, 7.375%, 4/1/2016		215,000	220,913
144A, 7.75%, 4/1/2018		260,000	266,500
Berry Plastics Corp.:
9.5%, 5/15/2018 (b)		390,000	418,275
9.75%, 1/15/2021		460,000	532,450
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		303,195	316,081
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		410,000	435,625
Clearwater Paper Corp., 7.125%, 11/1/2018		390,000	416,325
Crown Americas LLC, 6.25%, 2/1/2021		50,000	54,250
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		1,290,000	1,219,050
144A, 9.875%, 6/15/2015		195,000	118,950
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		230,000	249,550
Exopack Holdings SA, 144A, 7.875%, 11/1/2019		275,000	280,500
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		315,000	334,688
144A, 6.875%, 4/1/2022 (b)		270,000	294,300
144A, 7.0%, 11/1/2015 (b)		358,000	371,425
144A, 8.25%, 11/1/2019 (b)		270,000	303,075
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		610,000	637,450
144A, 8.75%, 6/1/2020		360,000	390,600
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		95,000	97,375
8.875%, 2/1/2018		530,000	550,537
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		310,000	266,600
Kaiser Aluminum Corp., 8.25%, 6/1/2020		260,000	293,800
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		535,000	549,712
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		455,000	489,125
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		250,000	258,750
Polymer Group, Inc., 7.75%, 2/1/2019		300,000	319,875
PolyOne Corp., 5.25%, 3/15/2023		250,000	243,750
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		270,000	279,450
144A, 8.25%, 1/15/2021		200,000	204,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		150,000	168,375
144A, 8.375%, 9/15/2021		150,000	170,250
			10,751,606
Telecommunication Services 16.6%
Altice Financing SA:
144A, 6.5%, 1/15/2022		200,000	202,000
144A, 7.875%, 12/15/2019		235,000	255,562
Altice Finco SA, 144A, 9.875%, 12/15/2020		235,000	264,375
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		105,000	106,838
Series W, 6.75%, 12/1/2023		445,000	450,562
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		1,340,000	1,450,550
8.75%, 3/15/2018 (b)		640,000	672,000
		Principal Amount ($)(a)	Value ($)

CPI International, Inc., 8.0%, 2/15/2018		260,000	271,700
Cricket Communications, Inc., 7.75%, 10/15/2020		1,360,000	1,550,400
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		1,560,000	1,616,550
144A, 10.5%, 4/15/2018		495,000	529,650
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	202,000
144A, 8.25%, 9/1/2017		1,090,000	1,133,600
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	709,137	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		1,370,000	1,352,875
7.625%, 4/15/2024		110,000	109,725
8.25%, 4/15/2017		348,000	403,680
8.5%, 4/15/2020		490,000	548,800
8.75%, 4/15/2022		670,000	743,700
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		465,000	442,331
7.25%, 10/15/2020		1,230,000	1,345,312
7.5%, 4/1/2021		1,270,000	1,400,175
8.5%, 11/1/2019		580,000	632,925
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		670,000	718,575
144A, 8.125%, 6/1/2023		105,000	112,613
Level 3 Communications, Inc., 8.875%, 6/1/2019		55,000	60,088
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021		165,000	166,650
7.0%, 6/1/2020		1,260,000	1,335,600
8.125%, 7/1/2019		670,000	733,650
8.625%, 7/15/2020		510,000	571,200
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		705,000	747,300
144A, 6.625%, 4/1/2023 (b)		245,000	252,963
7.875%, 9/1/2018		420,000	450,975
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		720,000	691,200
NII Capital Corp., 7.625%, 4/1/2021		305,000	125,050
Pacnet Ltd.:
144A, 9.0%, 12/12/2018		200,000	203,750
144A, 9.25%, 11/9/2015		434,000	452,987
SBA Communications Corp., 5.625%, 10/1/2019		200,000	206,000
Sprint Communications, Inc., 9.125%, 3/1/2017		310,000	364,250
Sprint Corp., 144A, 7.125%, 6/15/2024		275,000	279,125
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		110,000	111,925
6.5%, 1/15/2024		110,000	111,375
tw telecom holdings, Inc.:
5.375%, 10/1/2022		280,000	275,100
144A, 5.375%, 10/1/2022		50,000	49,125
144A, 6.375%, 9/1/2023		245,000	254,800
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		185,000	196,563
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		230,000	249,550
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		300,000	318,750
		Principal Amount ($)(a)	Value ($)

Wind Acquisition Finance SA:
144A, 6.5%, 4/30/2020		195,000	207,675
144A, 7.25%, 2/15/2018		410,000	431,525
Windstream Corp.:
6.375%, 8/1/2023		265,000	247,775
7.5%, 4/1/2023		420,000	422,100
7.75%, 10/15/2020		80,000	84,900
7.75%, 10/1/2021		675,000	715,500
7.875%, 11/1/2017		495,000	565,537
			27,399,486
Utilities 2.1%
AES Corp.:
8.0%, 10/15/2017		415,000	487,625
8.0%, 6/1/2020		525,000	614,250
Calpine Corp.:
144A, 7.5%, 2/15/2021		387,000	422,314
144A, 7.875%, 7/31/2020		428,000	468,660
Enel SpA, 144A, 8.75%**, 9/24/2073		360,000	391,452
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		550,000	192,500
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020 (b)		615,000	653,437
NRG Energy, Inc., 7.625%, 1/15/2018		200,000	228,000
			3,458,238
Total Corporate Bonds (Cost $130,565,792)			134,395,136

Government & Agency Obligation 3.5%
U.S. Treasury Obligation
U.S. Treasury Note, 0.75%, 6/15/2014 (d) (Cost $5,847,045)		5,830,000	5,846,855

Loan Participations and Assignments 0.0%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Travelport LLC, Second Lien Term Loan, 9.5%, 1/29/2016		36,284	37,656
Total Loan Participations and Assignments (Cost $735,300)			37,656

Convertible Bond 1.5%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $1,282,903)		1,297,793	2,514,085

Preferred Security 0.6%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $761,657)		1,135,000	987,450

	Shares	Value ($)

Common Stocks 0.2%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (e)	15	42,688
Trump Entertainment Resorts, Inc.*	45	0
Vertis Holdings, Inc.*	676	0
		42,688
	Shares	Value ($)

Industrials 0.0%
Congoleum Corp.*	24,000	0
Materials 0.2%
GEO Specialty Chemicals, Inc.*	24,225	18,016
GEO Specialty Chemicals, Inc. 144A*	2,206	1,641
Wolverine Tube, Inc.*	7,045	227,201
		246,858
Total Common Stocks (Cost $527,543)		289,546

Preferred Stock 0.5%
Financials
Ally Financial, Inc. Series G, 7.0% (Cost $841,212)	915	878,486

Warrants 0.1%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	0
	Shares	Value ($)

Materials 0.1%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	119,802	88,198
Hercules Trust II, Expiration Date 3/31/2029*	1,100	11,623
		99,821
Total Warrants (Cost $244,285)		99,821

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional, 0.08% (f) (g) (Cost $9,856,472)	9,856,472	9,856,472

Cash Equivalents 10.4%
Central Cash Management Fund, 0.05% (f) (Cost $17,209,127)	17,209,127	17,209,127

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $167,871,336)†	104.1	172,114,634
Other Assets and Liabilities, Net	(4.1)	(6,762,626)
Net Assets	100.0	165,352,008

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	700,000	0
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	709,137	965,174	0
Hellas Telecommunications Finance*	8.227%	7/15/2015	EUR	322,107	92,199	0
					1,757,373	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2013.

† The cost for federal income tax purposes was $167,871,336. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $4,243,298. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,773,005 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,529,707.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $9,469,663, which is 5.7% of net assets.

(c) When-issued security.

(d) At December 31, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.	August 2013	53,353	42,688	0.03

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At December 31, 2013, open credit default swap contracts sold were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($) (h)	Fixed Cash Flows Received	Underlying Debt Obligation	Value ($)	Unrealized Appreciation ($)
3/20/2013 6/20/2018	6,000,000	5.0%	Markit Dow Jones CDX North America High Yield Index	576,303	232,972
10/19/2013 12/20/2018	12,000,000	5.0%	Markit Dow Jones CDX North America High Yield Index	1,039,940	223,929
Total unrealized appreciation					456,901

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (h)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	370,000	1	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	44,612	10,034	34,578
6/20/2013 9/20/2018	245,000	1	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	33,715	20,654	13,061
6/21/2010 9/20/2015	175,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	14,187	(16,626)	30,813
6/21/2010 9/21/2015	320,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	25,941	(27,750)	53,691
6/21/2010 9/20/2015	100,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	8,107	(6,896)	15,003
6/21/2010 9/20/2015	560,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	45,397	(9,983)	55,380
6/20/2011 9/20/2016	575,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	69,594	28,911	40,683
3/21/2011 6/20/2016	1,085,000	5	5.0%	Ford Motor Credit Co., LLC, 5.0%, 5/15/2018, BBB–	119,643	64,195	55,448
6/20/2011 9/20/2016	440,000	5	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B–	14,983	8,918	6,065
9/20/2012 12/20/2017	485,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	71,323	28,613	42,710
6/20/2011 9/20/2015	1,145,000	4	5.0%	HCA, Inc., 6.375%, 1/15/2015, B–	87,032	25,052	61,980
3/21/2011 6/20/2016	610,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B–	61,206	11,269	49,937
6/20/2013 9/20/2018	470,000	4	5.0%	HCA, Inc., 8.0%, 10/1/2018, B–	61,612	35,452	26,160
6/20/2013 9/20/2018	730,000	2	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	83,241	40,923	42,318
9/20/2013 12/20/2018	300,000	5	5.0%	CSC Holdings LLC, 7.625%, 7/15/2018, BB+	36,644	28,065	8,579
9/20/2013 12/20/2018	1,125,000	3	5.0%	CSC Holdings LLC, 7.625%, 7/15/2018, BB+	132,978	111,154	21,824
Total unrealized appreciation							558,230

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Credit Suisse

2 Bank of America

3 JPMorgan Chase Securities, Inc.

4 The Goldman Sachs & Co.

5 Barclays Bank PLC

6 UBS AG

At December 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	1,190,000	USD	1,634,217	1/15/2014	(2,853)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$134,395,136	$0	$134,395,136
Government & Agency Obligation	—	5,846,855	—	5,846,855
Loan Participations and Assignments	—	37,656	0	37,656
Convertible Bonds	—	—	2,514,085	2,514,085
Preferred Security	—	987,450	—	987,450
Common Stocks	—	—	289,546	289,546
Preferred Stock	—	878,486	—	878,486
Warrants (j)	—	—	99,821	99,821
Short-Term Investments (j)	27,065,599	—	—	27,065,599
Derivatives (k)
Credit Default Swap Contracts	—	1,015,131	—	1,015,131
Total	$27,065,599	$143,160,714	$2,903,452	$173,129,765
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Forward Foreign Currency Exchange Contracts	$—	$(2,853)	$—	$(2,853)
Total	$—	$(2,853)	$—	$(2,853)

During the year ended December 31, 2013, the amount of transfers between Level 2 and Level 3 was $281. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Loan Participations and Assignments	Convertible Bonds	Other Investments	Common Stocks	Warrants	Total
Balance as of December 31, 2012	$155,602	$0	$1,538,014	$107,806	$139,682	$63,227	$2,004,331
Realized gains (loss)	6,235	—	—	298,987	(4)	—	305,218
Change in unrealized appreciation (depreciation)	(5,404)	—	964,874	(76,806)	96,512	36,594	1,015,770
Amortization of premium/accretion of discount	2,226	—	11,197	—	—	—	13,423
Purchases	4,768	—	—	—	53,356	—	58,124
(Sales)	(163,708)	—	—	(329,987)	—	—	(493,695)
Transfers into Level 3	281	—	—	—	—	—	281
Balance as of December 31, 2013	$0	$0	$2,514,085	$—	$289,546	$99,821	$2,903,452
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2013	$(281)	$0	$964,874	$—	$96,512	$36,594	$1,097,699

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/13	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Consumer Discretionary	$42,688	Acquisition Value	Acquisition Value	$3,628.47 per share
			Discount for Lack of Marketability	20%
	$0	Asset Valuation	Book Value of Equity	0
	$0	Asset Valuation	Book Value of Equity	0
Industrials	$0	Asset Valuation	Book Value of Equity	0
Materials	$227,201	Acquisition Value	Acquisition Value	$32.25 per share
	$19,657	Market Approach	EV/EBITDA Multiple	6.08
			Discount to Public Comparables	20%
			Discount for Lack of Marketability	25%
Warrants
Consumer Discretionary	$0	Asset Valuation	Book Value of Equity	0
Materials	$11,623	Black Scholes Option Pricing Model	Implied Volatility	32%
			Discount for Lack of Marketability	20%
	$88,198	Market Approach	EV/EBITDA Multiple	6.08
			Discount to Public Comparables	20%
			Discount for Lack of Marketability	25%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated by Management	0
Corporate Bonds
Telecommunication Services	$0	Asset Valuation	Book Value of Equity	0
Financials	$0	Asset Valuation	Book Value of Equity	0
Convertible Bonds
Materials	$2,514,085	Convertible Bond Methodology	EV/EBITDA Multiple	6.08
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	25%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's fixed income investments include the convertible bond methodology. A significant change in the EV to EBITDA ratio could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $140,805,737) — including $9,469,663 of securities loaned	$145,049,035
Investment in Daily Assets Fund Institutional (cost $9,856,472)*	9,856,472
Investment in Central Cash Management Fund (cost $17,209,127)	17,209,127
Total investments in securities, at value (cost $167,871,336)	172,114,634
Cash	61,059
Foreign currency, at value (cost $12)	12
Receivable for investments sold	37,620
Receivable for investments sold — when-issued/delayed delivery security	61,284
Receivable for Fund shares sold	31,416
Receivable for variation margin on centrally cleared swaps contracts	318
Interest receivable	2,436,423
Unrealized appreciation on swap contracts	558,230
Upfront payments paid on swap contracts	413,240
Due from Advisor	61
Other assets	2,718
Total assets	175,717,015
Liabilities
Payable upon return of securities loaned	9,856,472
Payable for investments purchased	1,416
Payable for investments purchased — when-issued/delayed delivery security	280,802
Payable for Fund shares redeemed	46,159
Unrealized depreciation on forward foreign currency exchange contracts	2,853
Upfront payments received on swap contracts	61,255
Accrued management fee	57,071
Accrued Trustees' fees	1,975
Other accrued expenses and payables	57,004
Total liabilities	10,365,007
Net assets, at value	$165,352,008
Net Assets Consist of
Undistributed net investment income	9,541,574
Net unrealized appreciation (depreciation) on: Investments	4,243,298
Swap contracts	1,015,131
Foreign currency	(2,792)
Accumulated net realized gain (loss)	(41,156,447)
Paid-in capital	191,711,244
Net assets, at value	$165,352,008
Class A Net Asset Value, offering and redemption price per share ($165,028,087 ÷ 23,727,813 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.96
Class B Net Asset Value, offering and redemption price per share ($323,921 ÷ 46,339 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.99

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Interest	$10,598,302
Dividends	62,213
Income distributions — Central Cash Management Fund	11,309
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	32,808
Total income	10,704,632
Expenses: Management fee	834,670
Administration fee	166,934
Distribution service fee (Class B)	413
Recordkeeping fees (Class B)	162
Services to shareholders	1,637
Custodian fee	32,166
Audit and tax fees	78,540
Legal fees	13,604
Reports to shareholders	46,783
Trustees' fees and expenses	7,620
Other	43,900
Total expenses before expense reductions	1,226,429
Expense reductions	(21,902)
Total expenses after expense reductions	1,204,527
Net investment income (loss)	9,500,105
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,754,139
Swap contracts	1,192,415
Foreign currency	(29,485)
3,917,069
Change in net unrealized appreciation (depreciation) on: Investments	(1,268,186)
Swap contracts	479,634
Foreign currency	(16,103)
(804,655)
Net gain (loss)	3,112,414
Net increase (decrease) in net assets resulting from operations	$12,612,519

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$9,500,105	$11,527,855
Net realized gain (loss)	3,917,069	1,543,250
Change in net unrealized appreciation (depreciation)	(804,655)	10,498,123
Net increase (decrease) in net assets resulting from operations	12,612,519	23,569,228
Distributions to shareholders from: Net investment income: Class A	(12,380,542)	(13,517,771)
Class B	(6,491)	(7,507)
Total distributions	(12,387,033)	(13,525,278)
Fund share transactions: Class A Proceeds from shares sold	37,136,318	49,009,407
Reinvestment of distributions	12,380,542	13,517,771
Payments for shares redeemed	(63,021,014)	(63,694,430)
Net increase (decrease) in net assets from Class A share transactions	(13,504,154)	(1,167,252)
Class B Proceeds from shares sold	674,207	8,301
Reinvestment of distributions	6,491	7,507
Payments for shares redeemed	(452,620)	(13,053)
Net increase (decrease) in net assets from Class B share transactions	228,078	2,755
Increase (decrease) in net assets	(13,050,590)	8,879,453
Net assets at beginning of period	178,402,598	169,523,145
Net assets at end of period (including undistributed net investment income of $9,541,574 and $11,701,062, respectively)	$165,352,008	$178,402,598
Other Information
Class A Shares outstanding at beginning of period	25,717,511	25,818,935
Shares sold	5,481,259	7,431,954
Shares issued to shareholders in reinvestment of distributions	1,834,154	2,118,773
Shares redeemed	(9,305,111)	(9,652,151)
Net increase (decrease) in Class A shares	(1,989,698)	(101,424)
Shares outstanding at end of period	23,727,813	25,717,511
Class B Shares outstanding at beginning of period	13,214	12,847
Shares sold	98,852	1,197
Shares issued to shareholders in reinvestment of distributions	955	1,168
Shares redeemed	(66,682)	(1,998)
Net increase (decrease) in Class B shares	33,125	367
Shares outstanding at end of period	46,339	13,214

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$6.93		$6.56	$6.90	$6.55	$5.30
Income (loss) from investment operations: Net investment incomea	.39		.45	.51	.52	.51
Net realized and unrealized gain (loss)	.14		.48	(.24)	.36	1.40
Total from investment operations	.53		.93	.27	.88	1.91
Less distributions from: Net investment income	(.50)		(.56)	(.61)	(.53)	(.66)
Net asset value, end of period	$6.96		$6.93	$6.56	$6.90	$6.55
Total Return (%)	7.91	b	14.91	3.84	14.00	39.99
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165		178	169	195	197
Ratio of expenses before expense reductions (%)	.73		.72	.72	.72	.67
Ratio of expenses after expense reductions (%)	.72		.72	.72	.72	.67
Ratio of net investment income (%)	5.69		6.68	7.59	7.90	8.81
Portfolio turnover rate (%)	58		58	59	93	66
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$6.97		$6.59		$6.93	$6.58	$5.31
Income (loss) from investment operations: Net investment incomea	.36		.43		.49	.50	.49
Net realized and unrealized gain (loss)	.15		.49		(.24)	.36	1.42
Total from investment operations	.51		.92		.25	.86	1.91
Less distributions from: Net investment income	(.49)		(.54)		(.59)	(.51)	(.64)
Net asset value, end of period	$6.99		$6.97		$6.59	$6.93	$6.58
Total Return (%)	7.44	b	14.70	b	3.57	13.64	39.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3		.1		.1	.1	.2
Ratio of expenses before expense reductions (%)	1.10		.99		.99	.99	.94
Ratio of expenses after expense reductions (%)	.97		.99		.99	.99	.94
Ratio of net investment income (%)	5.29		6.42		7.33	7.63	8.54
Portfolio turnover rate (%)	58		58		59	93	66
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, debt securities are valued at the average of most recent reliable bid quotation or evaluated price, as applicable, obtained from broker-dealers and loan the participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $41,157,000, including $39,235,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($3,844,000), December 31, 2015 ($858,000), December 31, 2016 ($17,301,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first; and approximately $1,922,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward currency contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$10,553,853
Capital loss carryforwards	$(41,157,000)
Unrealized appreciation (depreciation) on investments	$4,243,298

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$12,387,033	$13,525,278

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from $7,890,000 to $26,735,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the Fund's investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $810,000 to $3,344,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $2,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Swap Contracts
Credit Contract (a)	$1,015,131
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Unrealized appreciation on swap contracts. Unsettled variation margin for centrally cleared swap is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(2,853)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$1,192,415	$1,192,415
Foreign Exchange Contracts (b)	(46,095)	—	(46,095)
	$(46,095)	$1,192,415	$1,146,320
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$479,634	$479,634
Foreign Exchange Contracts (b)	(14,439)	—	(14,439)
	$(14,439)	$479,634	$465,195
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on swap contracts
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Bank of America	$138,381	$—	$—	$138,381
Barclays Bank PLC	70,092	—	—	70,092
Credit Suisse	101,330	—	—	101,330
The Goldman Sachs & Co.	103,143	—	—	103,143
JPMorgan Chase Securities, Inc.	102,574	—	—	102,574
UBS AG	42,710	—	—	42,710
Exchange Trade Swaps (a)	456,901	—	—	456,901
	$1,015,131	$—	$—	$1,015,131
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$2,853	$—	$—	$2,853

(a) Includes financial instruments (centrally cleared swaps), which are not subject to a master netting arrangement or another similar arrangement.

C. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury securities) aggregated $82,479,636 and $101,570,850, respectively. Purchases of U.S. Treasury obligations aggregated $5,855,167.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

For the period from January 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.72%
Class B	.97%

Accordingly, for the year ended December 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $21,419, and the amount charged aggregated $813,251, which was equivalent to an annual effective rate of 0.49% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $166,934, of which $14,093 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$285	$285
Class B	33	33
	$318	$318

In addition, for the year ended December 31, 2013, the Advisor reimbursed $162 of non-affiliated recordkeeping fees.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2013, the Distribution Service Fee was $413, of which $3 was waived and $78 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,463, of which $6,136 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $3,645.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At December 31, 2013, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 34%, 28% and 28%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 88% and 12%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS High Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS High Income VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,059.40	$1,055.90
Expenses Paid per $1,000*	$3.74	$5.03
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,021.58	$1,020.32
Expenses Paid per $1,000*	$3.67	$4.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.72%	.97%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS High Income VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

—The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be equal to the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2HI-2 (R-025832-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Large Cap Value VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
20 Proxy Voting
21 Advisory Agreement Board Considerations and Fee Evaluation
24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.78% and 1.09% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,089	$14,360	$19,943	$18,590
	Average annual total return	30.89%	12.82%	14.80%	6.40%
Russell 1000® Value Index	Growth of $10,000	$13,253	$15,634	$21,614	$20,773
	Average annual total return	32.53%	16.06%	16.67%	7.58%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,054	$14,234	$19,645	$17,970
	Average annual total return	30.54%	12.49%	14.46%	6.04%
Russell 1000® Value Index	Growth of $10,000	$13,253	$15,634	$21,614	$20,773
	Average annual total return	32.53%	16.06%	16.67%	7.58%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

DWS Large Cap Value VIP returned 30.89% in 2013 (Class A shares, unadjusted for contract charges), slightly below the 32.53% return of its benchmark, the Russell 1000® Value Index.1

The largest positive contribution to our 2013 results came from our stock selection in the financial sector. Many of our holdings in the sector moved closer to their fair value after trading at a discount throughout the post-financial- crisis era. Our top contributors within financials were Ameriprise Financial, Inc., The NASDAQ OMX Group, Inc. and Lincoln National Corp. We also added value via stock selection in the consumer discretionary sector, where our largest contributor was H&R Block, Inc.2

On the negative side, our stock selection in the information technology and consumer staples sectors detracted from the Fund's return.3 The Fund's relative performance was also pressured by our positions in the types of defensive, high-dividend stocks that lagged during this time of elevated investor risk appetites, such as FirstEnergy Corp., AT&T, Inc. and Kellogg Co.

We enter 2014 with a relatively cautious view on the markets. After a year of such strong gains — which itself followed a four-year bull market in equities — broader-market valuations have become increasingly rich. One reason for this is that much of the past year's rally was driven by an expansion of price-to-earnings ratios rather than an improvement in bottom-line earnings.4 With valuations having become more extended, we see greater potential for negative surprises to disrupt market performance in the year ahead.

In this environment, our approach has been to take profits on stocks that reach our price targets and rotate into those with less expensive valuations. For instance, we have identified opportunities in certain areas that lagged in 2013, such as the consumer staples and information technology sectors. Both groups feature an abundance of companies with stable free-cash-flow yields, above-average dividend yields and attractive valuations. On the other end of the spectrum, we hold the largest underweights in the financial and industrials sectors.5 We believe this "flexible value" approach has helped refresh the portfolio and has ensured that it maintains an attractive valuation relative to the broader market.

Overall, we believe our defensive strategy and continued emphasis on undervalued, fundamentally sound large-cap companies remains the most prudent approach at this stage of the market cycle.

Thomas Schuessler, PhD

Lead Portfolio Manager

Peter Steffen, CFA

Oliver Pfeil, PhD

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

4 Price-to-earnings ratio (P/E) ratio compares a company's current share price to its per-share earnings.

5 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Common Stocks	99%	98%
Cash Equivalents	1%	1%
Exchange-Traded Fund	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/13	12/31/12

Financials	24%	24%
Health Care	14%	14%
Energy	14%	17%
Information Technology	11%	6%
Consumer Staples	11%	8%
Consumer Discretionary	8%	9%
Industrials	7%	10%
Utilities	5%	4%
Materials	4%	5%
Telecommunication Services	2%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 8.5%
Automobiles 1.1%
Ford Motor Co.	325,000	5,014,750
Diversified Consumer Services 0.8%
DeVry Education Group, Inc. (a)	50,000	1,775,000
H&R Block, Inc.	55,000	1,597,200
		3,372,200
Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	47,500	1,908,075
McDonald's Corp.	20,000	1,940,600
		3,848,675
Household Durables 0.8%
Jarden Corp.*	30,000	1,840,500
MDC Holdings, Inc.	50,000	1,612,000
		3,452,500
Leisure Equipment & Products 0.4%
Hasbro, Inc. (a)	32,500	1,787,825
Media 3.7%
Comcast Corp. "A"	135,000	7,015,275
News Corp. "A"*	100,000	1,802,000
Time Warner, Inc.	40,000	2,788,800
Twenty-First Century Fox, Inc. "A"	50,000	1,759,000
Walt Disney Co.	40,000	3,056,000
		16,421,075
Specialty Retail 0.8%
Advance Auto Parts, Inc.	17,500	1,936,900
Staples, Inc. (a)	90,000	1,430,100
		3,367,000
Consumer Staples 10.7%
Beverages 2.1%
Beam, Inc.	25,000	1,701,500
Molson Coors Brewing Co. "B"	40,000	2,246,000
PepsiCo, Inc.	60,000	4,976,400
		8,923,900
Food & Staples Retailing 2.8%
CVS Caremark Corp.	70,000	5,009,900
Sysco Corp. (a)	50,000	1,805,000
Wal-Mart Stores, Inc.	40,000	3,147,600
Walgreen Co.	40,000	2,297,600
		12,260,100
Food Products 1.4%
Ingredion, Inc.	25,000	1,711,500
Kellogg Co.	50,000	3,053,500
Tyson Foods, Inc. "A"	40,000	1,338,400
		6,103,400
Household Products 2.7%
Energizer Holdings, Inc.	20,000	2,164,800
Procter & Gamble Co.	120,000	9,769,200
		11,934,000
Tobacco 1.7%
Altria Group, Inc.	100,000	3,839,000
Philip Morris International, Inc.	40,000	3,485,200
		7,324,200
	Shares	Value ($)

Energy 13.6%
Energy Equipment & Services 2.1%
Halliburton Co.	45,000	2,283,750
Helmerich & Payne, Inc. (a)	32,500	2,732,600
National Oilwell Varco, Inc.	25,000	1,988,250
Transocean Ltd. (a)	40,000	1,976,800
		8,981,400
Oil, Gas & Consumable Fuels 11.5%
Anadarko Petroleum Corp.	25,000	1,983,000
Apache Corp.	37,250	3,201,265
Canadian Oil Sands Ltd.	125,000	2,351,141
Chevron Corp.	80,000	9,992,800
ConocoPhillips	50,000	3,532,500
Devon Energy Corp.	40,000	2,474,800
Exxon Mobil Corp.	135,000	13,662,000
Hess Corp.	25,000	2,075,000
Marathon Oil Corp.	65,000	2,294,500
Occidental Petroleum Corp.	34,750	3,304,725
Phillips 66	40,000	3,085,200
Suncor Energy, Inc.	65,000	2,278,250
		50,235,181
Financials 23.4%
Capital Markets 4.1%
Ameriprise Financial, Inc.	20,000	2,301,000
Apollo Global Management LLC "A"	45,000	1,422,450
Bank of New York Mellon Corp.	70,000	2,445,800
BlackRock, Inc.	7,000	2,215,290
Legg Mason, Inc. (a)	45,000	1,956,600
Oaktree Capital Group LLC	35,000	2,059,400
The Goldman Sachs Group, Inc.	30,000	5,317,800
		17,718,340
Commercial Banks 3.8%
PNC Financial Services Group, Inc.	90,000	6,982,200
U.S. Bancorp.	85,000	3,434,000
Wells Fargo & Co.	135,000	6,129,000
		16,545,200
Consumer Finance 1.3%
Capital One Financial Corp.	75,000	5,745,750
Diversified Financial Services 6.6%
Bank of America Corp.	525,000	8,174,250
Citigroup, Inc.	90,000	4,689,900
JPMorgan Chase & Co.	200,000	11,696,000
Leucadia National Corp.	60,000	1,700,400
The NASDAQ OMX Group, Inc.	67,500	2,686,500
		28,947,050
Insurance 6.7%
ACE Ltd.	20,000	2,070,600
Alleghany Corp.*	5,000	1,999,800
Allstate Corp.	40,000	2,181,600
Aon PLC	25,000	2,097,250
Chubb Corp.	25,000	2,415,750
CNA Financial Corp.	50,000	2,144,500
Fidelity National Financial, Inc. "A" (a)	95,000	3,082,750
PartnerRe Ltd.	25,000	2,635,750
Principal Financial Group, Inc.	45,000	2,218,950
Prudential Financial, Inc.	27,500	2,536,050
	Shares	Value ($)

The Travelers Companies, Inc.	25,000	2,263,500
Unum Group	50,000	1,754,000
Validus Holdings Ltd.	50,000	2,014,500
		29,415,000
Thrifts & Mortgage Finance 0.9%
Home Loan Servicing Solutions Ltd.	20,000	459,400
Nationstar Mortgage Holdings, Inc.* (a)	45,000	1,663,200
New York Community Bancorp., Inc. (a)	102,500	1,727,125
		3,849,725
Health Care 13.7%
Biotechnology 0.3%
Amgen, Inc.	12,500	1,427,000
Health Care Equipment & Supplies 2.1%
Becton, Dickinson & Co. (a)	17,500	1,933,575
C.R. Bard, Inc.	15,000	2,009,100
Medtronic, Inc.	50,000	2,869,500
St. Jude Medical, Inc.	37,500	2,323,125
		9,135,300
Health Care Providers & Services 3.2%
Aetna, Inc.	27,500	1,886,225
HCA Holdings, Inc.*	32,500	1,550,575
McKesson Corp.	15,000	2,421,000
Owens & Minor, Inc. (a)	40,000	1,462,400
Select Medical Holdings Corp.	150,000	1,741,500
UnitedHealth Group, Inc.	35,000	2,635,500
WellPoint, Inc.	25,000	2,309,750
		14,006,950
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	40,000	2,287,600
Pharmaceuticals 7.6%
Bristol-Myers Squibb Co.	50,000	2,657,500
Eli Lilly & Co.	37,500	1,912,500
Hospira, Inc.*	30,000	1,238,400
Johnson & Johnson	82,500	7,556,175
Mallinckrodt PLC*	37,500	1,959,750
Merck & Co., Inc.	157,500	7,882,875
Pfizer, Inc.	325,000	9,954,750
		33,161,950
Industrials 7.0%
Aerospace & Defense 2.2%
Exelis, Inc.	100,000	1,906,000
Northrop Grumman Corp.	25,000	2,865,250
Raytheon Co. (a)	55,000	4,988,500
		9,759,750
Airlines 0.2%
Southwest Airlines Co.	50,000	942,000
Commercial Services & Supplies 0.9%
ABM Industries, Inc.	62,500	1,786,875
Republic Services, Inc.	65,000	2,158,000
		3,944,875
Industrial Conglomerates 2.7%
Danaher Corp.	25,000	1,930,000
General Electric Co.	350,000	9,810,500
		11,740,500
Machinery 0.5%
AGCO Corp.	35,000	2,071,650
	Shares	Value ($)

Road & Rail 0.5%
Norfolk Southern Corp.	25,000	2,320,750
Information Technology 11.2%
Communications Equipment 1.5%
Brocade Communications Systems, Inc.*	225,000	1,995,750
Cisco Systems, Inc.	200,000	4,490,000
		6,485,750
Computers & Peripherals 2.8%
Apple, Inc.	7,000	3,927,770
EMC Corp. (a)	75,000	1,886,250
Hewlett-Packard Co.	75,000	2,098,500
SanDisk Corp.	19,500	1,375,530
Western Digital Corp.	37,500	3,146,250
		12,434,300
Electronic Equipment, Instruments & Components 0.4%
Corning, Inc.	95,000	1,692,900
Internet Software & Services 0.4%
IAC/InterActiveCorp.	25,000	1,717,250
IT Services 1.2%
Booz Allen Hamilton Holding Corp. (a)	65,000	1,244,750
International Business Machines Corp.	12,500	2,344,625
Total System Services, Inc.	50,000	1,664,000
		5,253,375
Office Electronics 0.4%
Xerox Corp.	125,000	1,521,250
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp. "A"	50,000	1,482,500
Intel Corp.	100,000	2,596,000
Marvell Technology Group Ltd.	125,000	1,797,500
NVIDIA Corp.	100,000	1,602,000
Texas Instruments, Inc.	40,000	1,756,400
		9,234,400
Software 2.4%
CA, Inc.	50,000	1,682,500
Microsoft Corp.	95,000	3,555,850
Oracle Corp.	90,000	3,443,400
Symantec Corp.	75,000	1,768,500
		10,450,250
Materials 3.7%
Chemicals 1.6%
Celanese Corp. "A"	30,000	1,659,300
CF Industries Holdings, Inc.	7,500	1,747,800
LyondellBasell Industries NV "A"	25,000	2,007,000
Praxair, Inc.	12,500	1,625,375
		7,039,475
Containers & Packaging 0.4%
Sonoco Products Co.	45,000	1,877,400
Metals & Mining 1.0%
Constellium NV "A"*	100,000	2,327,000
Reliance Steel & Aluminum Co.	28,000	2,123,520
		4,450,520
Paper & Forest Products 0.7%
International Paper Co.	35,000	1,716,050
Schweitzer-Mauduit International, Inc.	25,000	1,286,750
		3,002,800
	Shares	Value ($)

Telecommunication Services 2.3%
Diversified Telecommunication Services
AT&T, Inc.	237,500	8,350,500
CenturyLink, Inc. (a)	50,000	1,592,500
		9,943,000
Utilities 4.7%
Electric Utilities 2.9%
American Electric Power Co., Inc.	50,000	2,337,000
Duke Energy Corp.	35,000	2,415,350
NextEra Energy, Inc.	27,000	2,311,740
Pinnacle West Capital Corp.	30,000	1,587,600
PPL Corp.	62,500	1,880,625
Southern Co.	55,000	2,261,050
		12,793,365
Gas Utilities 0.5%
UGI Corp.	50,000	2,073,000
Independent Power Producers & Energy Traders 0.4%
AES Corp.	125,000	1,813,750
	Shares	Value ($)

Multi-Utilities 0.9%
Public Service Enterprise Group, Inc.	60,000	1,922,400
Wisconsin Energy Corp.	50,000	2,067,001
		3,989,401
Total Common Stocks (Cost $316,336,429)		431,817,782

Securities Lending Collateral 6.7%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $29,485,760)	29,485,760	29,485,760

Cash Equivalents 1.2%
Central Cash Management Fund, 0.05% (b) (Cost $5,055,388)	5,055,388	5,055,388

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $350,877,577)†	106.7	466,358,930
Other Assets and Liabilities, Net	(6.7)	(29,295,991)
Net Assets	100.0	437,062,939

* Non-income producing security.

† The cost for federal income tax purposes was $352,040,216. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $114,318,714. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $117,789,408 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,470,694.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $28,906,063, which is 6.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$431,817,782	$—	$—	$431,817,782
Short-Term Investments (d)	34,541,148	—	—	34,541,148
Total	$466,358,930	$—	$—	$466,358,930

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $316,336,429) — including $28,906,063 of securities loaned	$431,817,782
Investment in Daily Assets Fund Institutional (cost $29,485,760)*	29,485,760
Investment in Central Cash Management Fund (cost $5,055,388)	5,055,388
Total investments in securities, at value (cost $350,877,577)	466,358,930
Foreign currency, at value (cost $82,098)	82,815
Receivable for Fund shares sold	733
Dividends receivable	656,434
Interest receivable	14,464
Other assets	6,719
Total assets	467,120,095
Liabilities
Payable upon return of securities loaned	29,485,760
Payable for Fund shares redeemed	288,715
Accrued management fee	214,296
Accrued Trustees' fees	5,833
Other accrued expenses and payables	62,552
Total liabilities	30,057,156
Net assets, at value	$437,062,939
Net Assets Consist of
Undistributed net investment income	7,303,655
Net unrealized appreciation (depreciation) on: Investments	115,481,353
Foreign currency	717
Accumulated net realized gain (loss)	(97,890,039)
Paid-in capital	412,167,253
Net assets, at value	$437,062,939
Class A Net Asset Value, offering and redemption price per share ($432,431,007 ÷ 27,072,074 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.97
Class B Net Asset Value, offering and redemption price per share ($4,631,932 ÷ 289,672 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.99

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $33,314)	$10,529,716
Income distributions — Central Cash Management Fund	3,401
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	43,358
Total income	10,576,475
Expenses: Management fee	2,639,680
Administration fee	412,349
Services to shareholders	6,674
Record keeping fees (Class B)	2,279
Distribution and service fee (Class B)	10,257
Custodian fee	16,031
Professional fees	71,180
Reports to shareholders	38,373
Trustees' fees and expenses	18,216
Other	16,007
Total expenses before expense reductions	3,231,046
Expense reductions	(146,952)
Total expenses after expense reductions	3,084,094
Net investment income	$7,492,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	42,916,615
Futures	226,766
Foreign currency	(1,368)
43,142,013
Change in net unrealized appreciation (depreciation) on: Investments	59,916,192
Foreign currency	(1,303)
59,914,889
Net gain (loss)	103,056,902
Net increase (decrease) in net assets resulting from operations	110,549,283

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$7,492,381	$8,087,256
Net realized gain (loss)	43,142,013	9,766,336
Change in net unrealized appreciation (depreciation)	59,914,889	19,604,246
Net increase (decrease) in net assets resulting from operations	110,549,283	37,457,838
Distributions to shareholders from: Net investment income: Class A	(8,048,782)	(7,645,527)
Class B	(66,664)	(54,663)
Total distributions	(8,115,446)	(7,700,190)
Fund share transactions: Class A Proceeds from shares sold	7,515,770	10,324,918
Reinvestment of distributions	8,048,782	7,645,527
Payments for shares redeemed	(61,510,110)	(66,665,475)
Net increase (decrease) in net assets from Class A share transactions	(45,945,558)	(48,695,030)
Class B Proceeds from shares sold	822,748	728,624
Reinvestment of distributions	66,664	54,663
Payments for shares redeemed	(844,581)	(918,486)
Net increase (decrease) in net assets from Class B share transactions	44,831	(135,199)
Increase (decrease) in net assets	56,533,110	(19,072,581)
Net assets at beginning of period	380,529,829	399,602,410
Net assets at end of period (including undistributed net investment income of $7,303,655 and $7,947,397, respectively)	$437,062,939	$380,529,829
Other Information
Class A Shares outstanding at beginning of period	30,284,545	34,282,579
Shares sold	520,949	851,162
Shares issued to shareholders in reinvestment of distributions	590,520	631,340
Shares redeemed	(4,323,940)	(5,480,536)
Net increase (decrease) in Class A shares	(3,212,471)	(3,998,034)
Shares outstanding at end of period	27,072,074	30,284,545
Class B Shares outstanding at beginning of period	286,965	298,416
Shares sold	55,598	59,337
Shares issued to shareholders in reinvestment of distributions	4,877	4,499
Shares redeemed	(57,768)	(75,287)
Net increase (decrease) in Class B shares	2,707	(11,451)
Shares outstanding at end of period	289,672	286,965

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.45		$11.56		$11.80	$10.86	$8.92
Income (loss) from investment operations: Net investment income (loss)a	.26		.25		.25	.23	.21
Net realized and unrealized gain (loss)	3.54		.87		(.24)	.93	1.97
Total from investment operations	3.80		1.12		.01	1.16	2.18
Less distributions from: Net investment income	(.28)		(.23)		(.25)	(.22)	(.24)
Total distributions	(.28)		(.23)		(.25)	(.22)	(.24)
Net asset value, end of period	$15.97		$12.45		$11.56	$11.80	$10.86
Total Return (%)	30.89	b	9.79	b	(.07)	10.77	25.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	432		377		396	206	214
Ratio of expenses before expense reductions (%)	.78		.78		.79	.82	.76
Ratio of expenses after expense reductions (%)	.74		.77		.79	.82	.76
Ratio of net investment income (loss) (%)	1.82		2.04		2.15	2.13	2.22
Portfolio turnover rate (%)	54		63		28	32	76
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.46		$11.57		$11.81	$10.86	$8.92
Income (loss) from investment operations: Net investment income (loss)a	.22		.21		.22	.20	.19
Net realized and unrealized gain (loss)	3.55		.88		(.25)	.93	1.96
Total from investment operations	3.77		1.09		(.03)	1.13	2.15
Less distributions from: Net investment income	(.24)		(.20)		(.21)	(.18)	(.21)
Total distributions	(.24)		(.20)		(.21)	(.18)	(.21)
Net asset value, end of period	$15.99		$12.46		$11.57	$11.81	$10.86
Total Return (%)	30.54	b	9.44	b	(.36)	10.53	24.86
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		4		3	1	1
Ratio of expenses before expense reductions (%)	1.09		1.09		1.10	1.11	1.06
Ratio of expenses after expense reductions (%)	1.05		1.08		1.10	1.11	1.06
Ratio of net investment income (loss) (%)	1.52		1.73		1.84	1.84	1.92
Portfolio turnover rate (%)	54		63		28	32	76
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $96,728,000 of pre-enactment losses, including approximately $88,212,000 inherited from its merger with an affiliated fund in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($88,418,000) and December 31, 2017 ($8,310,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$7,303,655
Capital loss carryforwards	$(96,728,000)
Unrealized appreciation (depreciation) on investments	$114,318,714

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$8,115,446	$7,700,190

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2013, the Fund used futures for hedging purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There was no open futures contract as of December 31, 2013. For the year ended December 31, 2013, the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $10,521,000.

The following table summarizes the amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following table and by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Credit Contracts (a)	$226,766
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

C. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $220,424,426 and $267,045,161, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.05%

Effective October 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.73%
Class B	1.04%

Accordingly, for the year ended December 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $146,226, and the amount charged aggregated $2,493,454, which was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $412,349, of which $36,492 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$371	$371
Class B	212	212
	$583	$583

In addition, for the year ended December 31, 2013, the Advisor reimbursed the Fund $143 of record keeping fees for Class B shares.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2013, the Distribution Service Fee aggregated $10,257, of which $964 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,213, of which $4,299 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,817.

E. Ownership of the Fund

At December 31, 2013, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55% and 26%. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 63%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Large Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Large Cap Value VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

The tables illustrate your Fund's expenses in two ways:

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,143.20	$1,142.10
Expenses Paid per $1,000*	$4.00	$5.62
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,021.48	$1,019.96
Expenses Paid per $1,000*	$3.77	$5.30

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.74%	1.04%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2013, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Large Cap Value VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2LCV-2 (R-025833-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Money Market VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
21 Other Information
22 Advisory Agreement Board Considerations and Fee Evaluation
25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.

7-Day Current Yield
December 31, 2013	0.01%*
December 31, 2012	0.01%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Management Summary December 31, 2013 (Unaudited)

During the 12-month period ended December 31, 2013, the Fund provided a total return of 0.01% (Class A shares, unadjusted for contract charges). All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.

Over the Fund's most recent fiscal year ended December 31, 2013, the U.S. economy began to benefit from gradually increasing housing prices and steady, if unspectacular, employment gains. In late May 2013, equity and longer-term fixed-income investors were temporarily rattled by hints from the U.S. Federal Reserve Board (the Fed) that it could begin to taper its monthly asset purchases toward the end of 2013. By November 2013, U.S. job creation had picked up considerably, and speculation that the Fed would begin to taper in January or March 2014 started to build. When the Fed made its December 18 announcement that it would begin tapering in January 2014, financial markets took the news very much in stride. This was because a stream of more favorable economic data had increased overall investor confidence that the U.S. recovery is sustainable.

We were able to maintain a competitive yield for the Fund during the period. Yields fluctuate and are not guaranteed. During the past 12 months ending December 31, 2013, we continued to hold a large percentage of portfolio assets in short-maturity instruments for yield, high credit quality and liquidity purposes. We also maintained a conservative average maturity, with fund assets broadly diversified among a number of sectors, including banks, asset-backed commercial paper, corporate issues, and sovereign and U.S. government debt. In addition, we focused on favorable geographical areas for money market investment, such as Canada, Australia, Scandinavia, the United States and Japan. Based on benign credit conditions and our belief that short-term rates will remain very low for a long period, we extended the Fund's weighted average maturity moderately during the fourth quarter.1

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Weighted average maturity — the average maturity of all the securities that make up a fund portfolio, expressed in days or years.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/13	12/31/12

Commercial Paper	50%	38%
Short-Term Notes	16%	13%
Certificates of Deposit and Bank Notes	15%	12%
Government & Agency Obligations	8%	10%
Repurchase Agreements	7%	23%
Time Deposit	4%	2%
Municipal Bonds and Notes	—	2%
	100%	100%

Weighted Average Maturity*	12/31/13	12/31/12

DWS Variable Series II — DWS Money Market VIP	43 days	48 days
First Tier Retail Money Fund Average	43 days	43 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 13.1%
Banco del Estado de Chile, 0.26%, 5/14/2014	1,700,000	1,700,000
China Construction Bank Corp., 0.4%, 1/30/2014	3,000,000	3,000,000
DNB Bank ASA, 0.17%, 4/4/2014	1,000,000	1,000,000
Industrial & Commercial Bank of China Ltd., 0.4%, 1/21/2014	1,500,000	1,500,000
International Business Machines Corp., 1.25%, 5/12/2014	500,000	501,751
Kreditanstalt Fuer Wiederaufbau, 0.22%, 4/11/2014	1,000,000	999,898
Mitsubishi UFJ Trust & Banking Corp., 0.21%, 1/28/2014	1,000,000	1,000,000
Mizuho Bank Ltd.:
0.21%, 4/1/2014	2,000,000	2,000,000
0.22%, 2/26/2014	1,500,000	1,500,000
Nordea Bank Finland PLC, 0.25%, 1/6/2014	1,500,000	1,500,000
Norinchukin Bank, 0.22%, 2/14/2014	1,000,000	1,000,000
Rabobank Nederland NV, 0.405%, 1/8/2014	1,000,000	1,000,026
Sumitomo Mitsui Banking Corp.:
0.11%, 1/6/2014	3,000,000	3,000,000
0.21%, 2/18/2014	2,000,000	2,000,000
Wells Fargo Bank NA, 0.2%, 5/27/2014	1,000,000	1,000,000
Total Certificates of Deposit and Bank Notes (Cost $22,701,675)		22,701,675

Commercial Paper 44.4%
Issued at Discount** 37.2%
Albion Capital Corp. SA:
0.19%, 1/27/2014	1,750,000	1,749,760
0.21%, 2/21/2014	1,800,000	1,799,464
Antalis U.S. Funding Corp., 144A, 0.14%, 1/3/2014	5,000,000	4,999,961
ASB Finance Ltd., 0.22%, 4/3/2014	1,800,000	1,798,988
Bank Nederlandse Gemeenten, 0.22%, 6/17/2014	1,000,000	998,979
Barclays Bank PLC, 0.15%, 1/7/2014	1,000,000	999,975
Bedford Row Funding Corp.:
144A, 0.3%, 4/22/2014	500,000	499,538
144A, 0.31%, 10/27/2014	750,000	748,069
144A, 0.42%, 1/3/2014	400,000	399,991
BNZ International Funding Ltd., 144A, 0.17%, 3/5/2014	1,500,000	1,499,554
Caisse Centrale Desjardins, 0.175%, 2/19/2014	1,000,000	999,762
Collateralized Commercial Paper Co., LLC:
0.22%, 3/17/2014	1,500,000	1,499,313
0.22%, 4/15/2014	1,500,000	1,499,047
Collateralized Commercial Paper II Co., LLC:
144A, 0.22%, 2/5/2014	2,000,000	1,999,572
144A, 0.22%, 3/18/2014	1,000,000	999,536
DBS Bank Ltd., 144A, 0.235%, 3/11/2014	1,000,000	999,550
Dexia Credit Local, 0.33%, 8/18/2014	1,000,000	997,901
	Principal Amount ($)	Value ($)

DNB Bank ASA:
0.22%, 5/7/2014	1,500,000	1,498,845
0.24%, 3/5/2014	800,000	799,664
General Electric Capital Corp.:
0.23%, 3/4/2014	1,500,000	1,499,406
0.24%, 1/8/2014	800,000	799,963
0.24%, 1/14/2014	1,000,000	999,913
Hannover Funding Co., LLC:
0.2%, 1/31/2014	3,000,000	2,999,500
0.22%, 1/22/2014	1,000,000	999,872
Kells Funding LLC, 144A, 0.23%, 2/19/2014	500,000	499,843
LMA Americas LLC, 144A, 0.17%, 1/10/2014	2,500,000	2,499,894
Manhattan Asset Funding Co., LLC, 144A, 0.17%, 1/8/2014	2,000,000	1,999,934
MetLife Short Term Funding LLC:
144A, 0.24%, 2/27/2014	500,000	499,810
144A, 0.25%, 2/3/2014	600,000	599,863
Nordea Bank AB, 0.18%, 3/25/2014	2,500,000	2,498,962
Old Line Funding LLC, 144A, 0.23%, 6/5/2014	1,000,000	999,010
Oversea-Chinese Banking Corp., Ltd., 0.25%, 3/5/2014	1,000,000	999,571
PSP Capital, Inc., 0.1%, 1/3/2014	1,750,000	1,749,990
Regency Markets No. 1 LLC, 144A, 0.13%, 1/3/2014	4,500,000	4,499,967
Skandinaviska Enskilda Banken AB, 0.28%, 5/8/2014	1,000,000	999,012
Standard Chartered Bank:
0.26%, 2/4/2014	1,000,000	999,754
0.27%, 5/19/2014	2,500,000	2,497,412
0.29%, 5/1/2014	1,500,000	1,498,550
Swedbank AB:
0.24%, 5/8/2014	1,500,000	1,498,730
0.255%, 5/7/2014	1,800,000	1,798,393
UOB Funding LLC, 0.24%, 4/10/2014	1,400,000	1,399,076
Victory Receivables Corp., 144A, 0.18%, 2/3/2014	1,800,000	1,799,703
Working Capital Management Co., 144A, 0.19%, 1/7/2014	1,200,000	1,199,962
		64,623,559
Issued at Par* 7.2%
Alpine Securitzation, 144A, 0.2%, 2/7/2014	1,750,000	1,750,000
ASB Finance Ltd.:
144A, 0.26%, 6/11/2014	1,000,000	1,000,000
144A, 0.278%, 10/9/2014	1,250,000	1,249,932
Atlantic Asset Securitization LLC:
144A, 0.194%, 2/27/2014	500,000	500,000
144A, 0.2%, 2/11/2014	1,000,000	999,991
Australia and New Zealand Banking Group Ltd., 144A, 0.157%, 4/7/2014	2,000,000	1,999,734
Kells Funding LLC:
144A, 0.198%, 2/3/2014	1,500,000	1,500,000
144A, 0.238%, 10/28/2014	1,200,000	1,200,000
Nederlandse Waterschapsbank NV, 144A, 0.278%, 8/15/2014	800,000	800,000
PNC Bank NA, 0.25%, 4/23/2014	1,500,000	1,500,000
		12,499,657
Total Commercial Paper (Cost $77,123,216)		77,123,216
	Principal Amount ($)	Value ($)

Short-Term Notes* 14.0%
Australia & New Zealand Banking Group Ltd., 144A, 0.306%, 11/19/2014	800,000	800,000
Bank of Nova Scotia:
0.25%, 1/10/2014	1,000,000	1,000,000
0.26%, 9/3/2014	1,000,000	1,000,000
0.304%, 7/24/2014	1,000,000	1,000,000
Canadian Imperial Bank of Commerce, 0.28%, 5/16/2014	1,800,000	1,800,000
Commonwealth Bank of Australia, 144A, 0.24%, 6/11/2014	1,000,000	1,000,000
DNB Bank ASA, 0.464%, 4/4/2014	2,000,000	2,001,526
JPMorgan Chase Bank NA, 0.32%, 4/22/2019	1,000,000	1,000,000
Kommunalbanken AS, 144A, 0.15%, 2/26/2014	1,500,000	1,500,000
Rabobank Nederland NV:
0.239%, 6/12/2014	1,500,000	1,500,000
0.273%, 5/8/2014	500,000	500,000
0.278%, 7/23/2014	1,000,000	1,000,000
0.308%, 1/27/2014	1,500,000	1,500,000
0.328%, 12/1/2014	1,500,000	1,500,000
Royal Bank of Canada:
0.25%, 12/11/2014	1,000,000	1,000,000
0.3%, 2/28/2014	1,000,000	1,000,000
Svensk Exportkredit AB, 144A, 0.17%, 6/17/2014	2,000,000	2,000,000
Svenska Handelsbanken AB, 144A, 0.325%, 10/3/2014	1,500,000	1,500,000
Wells Fargo Bank NA, 0.25%, 12/10/2014	1,000,000	1,000,000
Westpac Banking Corp., 0.257%, 5/9/2014	750,000	750,000
Total Short-Term Notes (Cost $24,351,526)		24,351,526

Time Deposit 3.6%
Credit Agricole Corporate & Investment Bank, 0.04%, 1/2/2014 (Cost $6,190,137)	6,190,137	6,190,137

Government & Agency Obligations 7.2%
Other Government Related (a) 0.3%
European Investment Bank, 3.0%, 4/8/2014	500,000	503,621

	Principal Amount ($)	Value ($)

U.S. Government Sponsored Agencies 4.6%
Federal Farm Credit Bank:
0.144%*, 10/29/2014	500,000	500,063
0.147%*, 10/20/2014	1,000,000	1,000,046
Federal Home Loan Bank:
0.125%, 3/27/2014	750,000	749,900
0.144%**, 4/9/2014	1,000,000	999,605
0.147%**, 2/18/2014	1,000,000	999,800
0.18%, 3/7/2014	500,000	499,996
Federal Home Loan Mortgage Corp.:
0.106%**, 1/22/2014	1,500,000	1,499,904
0.109%**, 3/19/2014	1,000,000	999,765
Federal National Mortgage Association, 0.139%**, 6/2/2014	800,000	799,527
		8,048,606
U.S. Treasury Obligations 2.3%
U.S. Treasury Notes:
0.5%, 8/15/2014	2,000,000	2,004,336
2.625%, 7/31/2014	1,000,000	1,014,264
4.0%, 2/15/2014	1,000,000	1,004,701
		4,023,301
Total Government & Agency Obligations (Cost $12,575,528)		12,575,528

Repurchase Agreements 5.8%
BNP Paribas, 0.22%, dated 12/23/2013, to be repurchased at $1,500,348 on 1/30/2014 (b)	1,500,000	1,500,000
JPMorgan Securities, Inc., 0.4%, dated 3/18/2013, to be repurchased at $2,510,220 on 3/18/2014 (c)	2,500,000	2,500,000
Nomura Securities International, 0.2%, dated 12/31/2013, to be repurchased at $5,000,006 on 1/2/2014 (d)	5,000,000	5,000,000
The Toronto-Dominion Bank, 0.06%, dated 12/31/2013, to be repurchased at $1,000,003 on 1/2/2014 (e)	1,000,000	1,000,000
Total Repurchase Agreements (Cost $10,000,000)		10,000,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $152,942,082)†	88.1	152,942,082
Other Assets and Liabilities, Net	11.9	20,737,698
Net Assets	100.0	173,679,780

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2013.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $152,942,082.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $1,124,739 Deutsche Telekom International Finance BV, 8.75%, maturing on 6/15/2030 with a value of $1,581,179.

(c) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,217,224	Master Asset Backed Securities Trust	0.465	5/25/2037	1,935,159
831,139	SLM Private Credit Student Loan Trust	0.543	6/15/2039	666,198
Total Collateral Value				2,601,357

(d) Collateralized by $5,016,176 Government National Mortgage Association, with various coupon rates from 3.0–5.0%, and the various maturity dates of 6/15/2028–8/15/2043 with a value of $5,115,098.

(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
131	Australia & New Zealand Banking Group Ltd.	2.4	11/23/2016	136
328,313	Bank of Nova Scotia	2.15	8/3/2016	341,094
665,606	The Toronto-Dominion Bank	2.2	7/29/2015	689,560
Total Collateral Value				1,030,790

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (f)	$—	$142,942,082	$—	$142,942,082
Repurchase Agreements	—	10,000,000	—	10,000,000
Total	$—	$152,942,082	$—	$152,942,082

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments in non-affiliated securities, valued at amortized cost	$142,942,082
Repurchase agreements, valued at amortized cost	10,000,000
Total investments, valued at amortized cost	152,942,082
Cash	20,806,471
Receivable for Fund shares sold	192,492
Interest receivable	60,696
Due from Advisor	5,136
Other assets	3,577
Total assets	174,010,454
Liabilities
Payable for Fund shares redeemed	279,739
Distributions payable	716
Accrued Trustees' fees	2,171
Other accrued expenses and payables	48,048
Total liabilities	330,674
Net assets, at value	$173,679,780
Net Assets Consist of
Undistributed net investment income	712
Paid-in capital	173,679,068
Net assets, at value	$173,679,780
Class A Net Asset Value, offering and redemption price per share ($173,679,780 ÷ 173,762,783 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Interest	$400,800
Expenses: Management fee	534,536
Administration fee	187,557
Services to shareholders	2,444
Custodian fee	24,649
Professional fees	52,748
Reports to shareholders	103,760
Trustees' fee and expenses	6,645
Other	9,444
Total expenses before expense reductions	921,783
Expense reductions	(539,751)
Total expenses after expense reductions	382,032
Net investment income	18,768
Net realized gain (loss)	509
Net increase (decrease) in net assets resulting from operations	$19,277

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$18,768	$20,513
Net realized gain (loss)	509	863
Net increase (decrease) in net assets resulting from operations	19,277	21,376
Distributions to shareholders from: Net investment income Class A	(18,768)	(20,513)
Total distributions	(18,768)	(20,513)
Fund share transactions: Class A Proceeds from shares sold	93,469,677	76,110,395
Reinvestment of distributions	18,849	20,711
Cost of shares redeemed	(115,953,059)	(96,940,382)
Net increase (decrease) in net assets from Class A share transactions	(22,464,533)	(20,809,276)
Increase (decrease) in net assets	(22,464,024)	(20,808,413)
Net assets at beginning of period	196,143,804	216,952,217
Net assets at end of period (including undistributed net investment income of $712 and $204, respectively)	$173,679,780	$196,143,804
Other Information
Class A Shares outstanding at beginning of period	196,227,316	217,036,592
Shares sold	93,469,677	76,110,395
Shares issued to shareholders in reinvestment of distributions	18,849	20,711
Shares redeemed	(115,953,059)	(96,940,382)
Net increase (decrease) in Class A shares	(22,464,533)	(20,809,276)
Shares outstanding at end of period	173,762,783	196,227,316

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013		2012		2011		2010		2009
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000
Income from investment operations: Net investment income	.000	*	.000	*	.000	*	.000	*	.003
Net realized gain (loss)	.000	*	.000	*	.000	*	.000	*	.000 *
Total from investment operations	.000	*	.000	*	.000	*	.000	*	.003
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.000	)*	(.003)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000
Total Return (%)	.01	a	.01	a	.01	a	.01	a	.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174		196		217		220		270
Ratio of expenses before expense reductions (%)	.49		.45		.51		.46		.43
Ratio of expenses after expense reductions (%)	.20		.31		.25		.34		.43
Ratio of net investment income (%)	.01		.01		.01		.01		.37
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Money Market VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated sub-custodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

As of December 31, 2013, the Fund had investments in repurchase agreements with a gross value of $10,000,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$712

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$18,768	$20,513

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses for the Fund. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2013, the fee pursuant to the Investment Management Agreement aggregated $534,536, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $187,557, of which $4,604 was waived and $10,241 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC aggregated $611, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,670, of which $4,342 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At December 31, 2013, four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 20%, 11% and 10%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Money Market VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Money Market VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,000.05
Expenses Paid per $1,000*	$.91
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,024.30
Expenses Paid per $1,000*	$.92

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.18%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Other Information

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Money Market Fund Reform

In June 2013, the SEC proposed money market fund reform intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. The Financial Stability Oversight Council (FSOC), a board of U.S. regulators established by the Dodd-Frank Act, had also previously proposed similar recommendations for money market fund reform. If one or more of the SEC or FSOC proposals for money market fund reform were to be adopted in the future, such regulatory action may affect the fund's operations and/or return potential.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Money Market VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2012, the Fund's gross performance (Class A shares) was in the 1st quartile and 2nd quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2MM-2 (R-025834-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Small Mid Cap Growth VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
18 Report of Independent Registered Public Accounting Firm
19 Information About Your Fund's Expenses
20 Tax Information
21 Proxy Voting
22 Advisory Agreement Board Considerations and Fee Evaluation
25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Smaller and medium company stocks tend to be more volatile than large company stocks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 0.74% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$14,278	$15,690	$28,555	$19,162
	Average annual total return	42.78%	16.20%	23.35%	6.72%
Russell 2500 Growth Index	Growth of $10,000	$14,065	$16,077	$29,347	$26,204
	Average annual total return	40.65%	17.15%	24.03%	10.11%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

For the 12-month period ended December 31, 2013, the Fund returned 42.78% (Class A shares, unadjusted for contract charges), outperforming the 40.65% return of the Russell 2500™ Growth Index.1

The past 12 months represented a robust period for small- and mid-cap stocks, as investor appetite for equities and strong mutual fund inflows provided tremendous momentum to the stock market. At the start of 2013, a last-minute congressional agreement to avert the "fiscal cliff" spurred a strong market rally through most of February. And despite worries regarding the effects of U.S. budget sequestration, the "risk-on" trade returned again in March, as improving macroeconomic data lifted investor confidence through most of the summer months. The rally then paused in August as investors grew worried that the U.S. Federal Reserve Board (the Fed) might begin to taper its quantitative easing (QE) program later in the year, and as the congressional debate regarding the budget and debt ceiling loomed in September.2 However, an end to the federal government shutdown in early October, additional clarity regarding the Fed's plans to taper quantitative easing and a favorable jobs report helped to ignite a sharp market rally into year end, with stocks closing 2013 at all-time highs.

The Fund's outperformance was derived primarily from strong stock selection in information technology, health care and financials. In contrast, Fund positions in consumer staples, energy and consumer discretionary detracted from returns.3 Overall sector allocation had a negative effect on performance, based on underweights to utilities and consumer discretionary and an overweight in energy.4 An overweight position in consumer staples and an underweight in materials contributed to performance. We continue to position the Fund for sustained economic recovery and remain focused on our bottom-up stock selection process. We maintain a long-term perspective, investing in quality small- and mid-cap growth stocks that trade at attractive valuations and which will also likely benefit from a strong merger and acquisition cycle.

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Growth Index is an unmanaged, capitalization-weighted measure of the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 Quantitative easing entails the Fed's purchase of government and other securities from the market in an effort to increase money supply.

3 The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life. Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

4 "Overweight" means that the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means that the Fund holds a lower weighting.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Common Stocks	97%	96%
Cash Equivalents	2%	4%
Exchange-Traded Fund	1%	0%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/13	12/31/12

Information Technology	23%	16%
Consumer Discretionary	20%	17%
Industrials	16%	20%
Health Care	16%	16%
Financials	10%	8%
Energy	5%	9%
Consumer Staples	5%	6%
Materials	4%	7%
Telecommunication Services	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 19.3%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.*	70,091	1,433,361
Tenneco, Inc.*	33,896	1,917,496
		3,350,857
Hotels, Restaurants & Leisure 2.6%
Jack in the Box, Inc.*	32,954	1,648,359
Life Time Fitness, Inc.* (a)	23,969	1,126,543
Panera Bread Co. "A"*	12,169	2,150,141
		4,925,043
Household Durables 2.7%
Jarden Corp.*	52,967	3,249,525
Ryland Group, Inc. (a)	42,009	1,823,611
		5,073,136
Leisure Equipment & Products 1.3%
Polaris Industries, Inc. (a)	17,375	2,530,495
Media 1.1%
Cinemark Holdings, Inc.	60,872	2,028,864
Specialty Retail 7.5%
Advance Auto Parts, Inc.	12,708	1,406,522
Ascena Retail Group, Inc.*	77,063	1,630,653
Children's Place Retail Stores, Inc.*	25,492	1,452,279
DSW, Inc. "A"	43,784	1,870,890
Outerwall, Inc.* (a)	24,208	1,628,472
Penske Automotive Group, Inc.	28,323	1,335,713
PetSmart, Inc.	24,839	1,807,037
Ulta Salon, Cosmetics & Fragrance, Inc.*	19,652	1,896,811
Urban Outfitters, Inc.*	26,516	983,744
		14,012,121
Textiles, Apparel & Luxury Goods 2.3%
Carter's, Inc.	18,475	1,326,320
Hanesbrands, Inc.	41,719	2,931,594
		4,257,914
Consumer Staples 4.7%
Food & Staples Retailing 2.6%
Susser Holdings Corp.* (a)	23,213	1,520,219
The Fresh Market, Inc.* (a)	28,724	1,163,322
United Natural Foods, Inc.*	29,191	2,200,710
		4,884,251
Food Products 1.0%
Hain Celestial Group, Inc.* (a)	20,390	1,851,004
Household Products 1.1%
Church & Dwight Co., Inc. (a)	30,129	1,996,950
Energy 5.2%
Energy Equipment & Services 2.2%
Dresser-Rand Group, Inc.*	23,982	1,430,047
Dril-Quip, Inc.*	15,588	1,713,589
Helix Energy Solutions Group, Inc.*	45,030	1,043,795
		4,187,431
Oil, Gas & Consumable Fuels 3.0%
Goodrich Petroleum Corp.* (a)	76,228	1,297,401
Oasis Petroleum, Inc.* (a)	30,191	1,418,071
	Shares	Value ($)

Rosetta Resources, Inc.*	28,045	1,347,282
Western Refining, Inc. (a)	34,028	1,443,127
		5,505,881
Financials 9.8%
Capital Markets 4.0%
Affiliated Managers Group, Inc.*	5,216	1,131,246
Financial Engines, Inc. (a)	34,556	2,400,951
Lazard Ltd. "A"	39,209	1,776,952
Oaktree Capital Group LLC	35,922	2,113,651
		7,422,800
Commercial Banks 1.0%
Signature Bank*	17,496	1,879,420
Consumer Finance 3.0%
Encore Capital Group, Inc.* (a)	34,670	1,742,514
Portfolio Recovery Associates, Inc.* (a)	32,049	1,693,469
Springleaf Holdings, Inc.*	83,119	2,101,249
		5,537,232
Real Estate Management & Development 0.5%
CBRE Group, Inc. "A"*	38,774	1,019,756
Thrifts & Mortgage Finance 1.3%
Ocwen Financial Corp.*	44,218	2,451,888
Health Care 15.7%
Biotechnology 3.6%
Alkermes PLC*	34,055	1,384,676
Cubist Pharmaceuticals, Inc.*	16,456	1,133,325
Momenta Pharmaceuticals, Inc.*	109,236	1,931,293
Pharmacyclics, Inc.*	5,966	631,083
Spectrum Pharmaceuticals, Inc.* (a)	113,912	1,008,121
Synta Pharmaceuticals Corp.*	127,517	668,189
		6,756,687
Health Care Equipment & Supplies 6.1%
Analogic Corp.	19,993	1,770,580
ArthroCare Corp.*	47,099	1,895,264
HeartWare International, Inc.*	15,996	1,502,984
SurModics, Inc.*	69,874	1,704,227
Thoratec Corp.*	52,833	1,933,688
Zeltiq Aesthetics, Inc.* (a)	144,633	2,735,010
		11,541,753
Health Care Providers & Services 3.4%
Catamaran Corp.*	34,646	1,644,992
Centene Corp.*	31,769	1,872,783
ExamWorks Group, Inc.* (a)	52,900	1,580,123
Kindred Healthcare, Inc.	62,125	1,226,347
		6,324,245
Pharmaceuticals 2.6%
Pacira Pharmaceuticals, Inc.*	65,566	3,769,389
Questcor Pharmaceuticals, Inc. (a)	20,412	1,111,434
		4,880,823
Industrials 15.9%
Aerospace & Defense 1.4%
BE Aerospace, Inc.*	30,948	2,693,404
Building Products 1.1%
Fortune Brands Home & Security, Inc.	44,949	2,054,169
	Shares	Value ($)

Commercial Services & Supplies 2.1%
Interface, Inc. (a)	97,577	2,142,791
Team, Inc.*	41,586	1,760,751
		3,903,542
Electrical Equipment 2.5%
AZZ, Inc.	46,104	2,252,641
Thermon Group Holdings, Inc.*	87,017	2,378,175
		4,630,816
Machinery 5.9%
Altra Industrial Motion Corp.	43,378	1,484,395
Chart Industries, Inc.* (a)	20,595	1,969,706
Joy Global, Inc. (a)	15,425	902,208
Manitowoc Co., Inc.	113,795	2,653,700
Valmont Industries, Inc.	8,819	1,315,089
WABCO Holdings, Inc.*	28,265	2,640,234
		10,965,332
Road & Rail 1.2%
Swift Transportation Co.* (a)	104,742	2,326,320
Trading Companies & Distributors 1.7%
United Rentals, Inc.* (a)	40,625	3,166,719
Information Technology 22.2%
Communications Equipment 1.1%
Harris Corp.	29,358	2,049,482
Computers & Peripherals 1.4%
Western Digital Corp.	30,452	2,554,923
Electronic Equipment, Instruments & Components 2.2%
Cognex Corp.	52,092	1,988,873
IPG Photonics Corp.* (a)	27,794	2,157,092
		4,145,965
Internet Software & Services 1.2%
CoStar Group, Inc.*	12,522	2,311,311
IT Services 4.3%
Cardtronics, Inc.*	56,952	2,474,564
MAXIMUS, Inc.	46,798	2,058,644
VeriFone Systems, Inc.*	84,391	2,263,367
Virtusa Corp.*	31,080	1,183,837
		7,980,412
Semiconductors & Semiconductor Equipment 1.6%
Advanced Energy Industries, Inc.*	105,675	2,415,731
RF Micro Devices, Inc.*	129,858	670,067
		3,085,798
Software 10.4%
Aspen Technology, Inc.*	47,703	1,993,985
Bottomline Technologies de, Inc.* (a)	58,425	2,112,648
Concur Technologies, Inc.* (a)	12,895	1,330,506
FireEye, Inc.* (a)	41,154	1,794,726
	Shares	Value ($)

Imperva, Inc.*	42,572	2,048,990
MICROS Systems, Inc.* (a)	26,681	1,530,689
PTC, Inc.*	57,732	2,043,135
Qlik Technologies, Inc.*	55,026	1,465,342
Seachange International, Inc.*	64,735	787,178
Tyler Technologies, Inc.*	23,014	2,350,420
Ultimate Software Group, Inc.*	13,435	2,058,511
		19,516,130
Materials 3.5%
Chemicals 0.8%
A. Schulman, Inc.	13,376	471,638
Minerals Technologies, Inc.	15,488	930,364
		1,402,002
Construction Materials 1.1%
Eagle Materials, Inc.	27,169	2,103,695
Containers & Packaging 1.1%
Crown Holdings, Inc.*	44,499	1,983,320
Metals & Mining 0.5%
Haynes International, Inc.	17,894	988,465
Telecommunication Services 1.6%
Diversified Telecommunication Services 0.6%
inContact, Inc.*	154,651	1,207,824
Wireless Telecommunication Services 1.0%
SBA Communications Corp. "A"* (a)	20,223	1,816,835
Total Common Stocks (Cost $122,618,575)		183,305,015

Exchange-Traded Fund 0.5%
SPDR S&P Biotech (a) (Cost $728,339)	7,865	1,024,023

Securities Lending Collateral 21.9%
Daily Assets Fund Institutional, 0.08% (b) (c) (Cost $40,943,661)	40,943,661	40,943,661

Cash Equivalents 1.8%
Central Cash Management Fund, 0.05% (b) (Cost $3,470,538)	3,470,538	3,470,538

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $167,761,113)†	122.1	228,743,237
Other Assets and Liabilities, Net	(22.1)	(41,465,830)
Net Assets	100.0	187,277,407

* Non-income producing security.

† The cost for federal income tax purposes was $168,016,119. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $60,727,118. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,821,094 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,093,976.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $40,302,801, which is 21.5% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$183,305,015	$—	$—	$183,305,015
Exchange-Traded Fund	1,024,023	—	—	1,024,023
Short-Term Investments (d)	44,414,199	—	—	44,414,199
Total	$228,743,237	$—	$—	$228,743,237

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $123,346,914) — including $40,302,801 of securities loaned	$184,329,038
Investment in Daily Assets Fund Institutional (cost $40,943,661)*	40,943,661
Investment in Central Cash Management Fund (cost $3,470,538)	3,470,538
Total investments in securities, at value (cost $167,761,113)	228,743,237
Receivable for investments sold	646,901
Receivable for Fund shares sold	17,010
Dividends receivable	20,753
Interest receivable	29,101
Other assets	2,945
Total assets	229,459,947
Liabilities
Payable upon return of securities loaned	40,943,661
Payable for investments purchased	843,637
Payable for Fund shares redeemed	264,712
Accrued management fee	85,435
Accrued Trustees' fees	2,643
Other accrued expenses and payables	42,452
Total liabilities	42,182,540
Net assets, at value	$187,277,407
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	60,982,124
Accumulated net realized gain (loss)	(7,826,190)
Paid-in capital	134,121,473
Net assets, at value	$187,277,407
Class A Net Asset Value, offering and redemption price per share ($187,277,407 ÷ 8,676,171 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$21.59

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,301)	$600,315
Income distributions — Central Cash Management Fund	3,828
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	215,138
Total income	819,281
Expenses: Management fee	906,903
Administration fee	164,891
Services to shareholders	2,811
Custodian fee	11,489
Audit and tax fees	61,686
Legal fees	10,276
Reports to shareholders	17,802
Trustees' fees and expenses	6,819
Total expenses	1,182,677
Net investment income (loss)	(363,396)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	23,260,876
Foreign currency	256
23,261,132
Change in net unrealized appreciation (depreciation) on: Investments	35,857,114
Foreign currency	(9)
35,857,105
Net gain (loss)	59,118,237
Net increase (decrease) in net assets resulting from operations	$58,754,841

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$(363,396)	$160,586
Net realized gain (loss)	23,261,132	3,935,183
Change in net unrealized appreciation (depreciation)	35,857,105	16,236,973
Net increase (decrease) in net assets resulting from operations	58,754,841	20,332,742
Distributions to shareholders from: Net investment income: Class A	(194,886)	—
Total distributions	(194,886)	—
Fund share transactions: Class A Proceeds from shares sold	5,697,979	4,543,991
Reinvestment of distributions	194,886	—
Cost of shares redeemed	(22,634,498)	(26,306,762)
Net increase (decrease) in net assets from Class A share transactions	(16,741,633)	(21,762,771)
Increase (decrease) in net assets	41,818,322	(1,430,029)
Net assets at beginning of period	145,459,085	146,889,114
Net assets at end of period (including undistributed net investment income of $0 and $114,625, respectively)	$187,277,407	$145,459,085
Other Information
Class A Shares outstanding at beginning of period	9,604,576	11,094,343
Shares sold	313,223	306,987
Shares issued to shareholders in reinvestment of distributions	11,761	—
Shares redeemed	(1,253,389)	(1,796,754)
Net increase (decrease) in Class A shares	(928,405)	(1,489,767)
Shares outstanding at end of period	8,676,171	9,604,576

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$15.14	$13.24	$13.85	$10.70	$7.61
Income (loss) from investment operations: Net investment income (loss)a	(.04)	.02	(.03)	(.01)	(.02)
Net realized and unrealized gain (loss)	6.51	1.88	(.50)	3.16	3.11
Total from investment operations	6.47	1.90	(.53)	3.15	3.09
Less distributions from: Net investment income	(.02)	—	(.08)	—	—
Net asset value, end of period	$21.59	$15.14	$13.24	$13.85	$10.70
Total Return (%)	42.78	14.35	(3.91)	29.44	40.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	187	145	147	88	80
Ratio of expenses (%)	.72	.74	.73	.78	.77
Ratio of net investment income (loss) (%)	(.22)	.11	(.23)	(.12)	(.22)
Portfolio turnover rate (%)	56	57	84	64	93
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $7,570,000 of pre-enactment losses, including approximately $2,020,000 inherited from its mergers with affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($2,020,000) and December 31, 2017 ($5,550,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382–384 of Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Capital loss carryforwards	$(7,570,000)
Unrealized appreciation (depreciation) on investments	$60,727,118

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$194,886	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $89,784,430 and $104,689,342, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.89%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $164,891, of which $15,534 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC aggregated $350, of which $58 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,006, of which $4,326 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $23,903.

D. Ownership of the Fund

At December 31, 2013, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 55%, 22% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Small Mid Cap Growth VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Small Mid Cap Growth VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,256.00
Expenses Paid per $1,000*	$4.15
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,021.53
Expenses Paid per $1,000*	$3.72

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Mid Cap Growth VIP	.73%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

For corporate shareholders, 100% of ordinary dividends (i.e., income dividends plus short-term gains) paid during the Fund's fiscal year ended December 31, 2013, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Small Mid Cap Growth VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCG-2 (R-025835-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Small Mid Cap Value VIP

(formerly DWS Dreman Small Mid Cap Value VIP)
Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
12 Notes to Financial Statements
16 Report of Independent Registered Public Accounting Firm
17 Information About Your Fund's Expenses
18 Tax Information
18 Proxy Voting
19 Advisory Agreement Board Considerations and Fee Evaluation
22 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Smaller and medium company stocks tend to be more volatile than large company stocks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 are 0.82% and 1.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Value VIP

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,524	$14,450	$23,066	$27,502
	Average annual total return	35.24%	13.06%	18.19%	10.65%
Russell 2500 Value Index	Growth of $10,000	$13,332	$15,360	$24,479	$24,301
	Average annual total return	33.32%	15.38%	19.61%	9.29%
DWS Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,470	$14,305	$22,685	$26,521
	Average annual total return	34.70%	12.68%	17.80%	10.25%
Russell 2500 Value Index	Growth of $10,000	$13,332	$15,360	$24,479	$24,301
	Average annual total return	33.32%	15.38%	19.61%	9.29%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

Class A shares DWS Small Mid Cap VIP returned 35.24% in 2013 (unadjusted for contract charges), outperforming the 33.32% return of the benchmark, the Russell 2500™ Value Index.1

On September 3, 2013, the Fund's portfolio management team changed. Consequently, the Fund's 12-month results ending December 31, 2013 incorporate the results of two management teams.

Prior to the change in management, the Fund outperformed its benchmark. The largest contribution to performance during this time came from stock selection in the financial sector.

The Fund also outperformed in the interval from the September 3, 2013 changeover through the end of the period ending December 31, 2013. The largest contributions came from stock selection in the industrials, information technology and financial sectors. Sector allocations also made a positive contribution to returns, led by an overweight in industrials and an underweight in financials.2

We employ a "classic value" approach founded in the belief that investor biases can cause quality small- and mid-cap companies to trade below their intrinsic values. In choosing stocks, we focus on individual security selection rather than industry selection. We use an active process that combines financial analysis with company visits to evaluate management and strategies. We also emphasize individual stock selection across all economic sectors, focusing on companies that we believe have strong management, identifiable catalysts such as acquisitions or new products, and valuations that offer an attractive risk/reward trade-off.

At the close of the period ending December 31, 2013, the Fund held its largest overweight positions in the industrial, health care and information technology sectors, while its largest underweights were in financials, energy and utilities. This doesn't reflect a top-down view, but rather our finding many of the most attractive individual stocks in these areas.

In terms of our outlook, we would describe the current U.S. economic environment as "fair." While we do not believe the economy is in danger of slipping into a recession, improvement in the U.S. growth outlook remains slow. Given this backdrop, the markets in general — and small- and mid-cap stocks in particular — have moved very far, very fast over the past year. Valuations aren't extreme in any sense, but new investment ideas have been more difficult to identify. Nevertheless, we remain optimistic on the outlooks for the individual companies we hold in the Fund based on their reasonable valuations and compelling long-term opportunities.

Richard Glass, CFA

Portfolio Manager, Deutsche Investment Management Americas Inc.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/13	12/31/12

Industrials	29%	22%
Financials	16%	27%
Information Technology	14%	17%
Consumer Discretionary	12%	8%
Health Care	10%	7%
Materials	7%	7%
Utilities	5%	4%
Energy	5%	5%
Consumer Staples	2%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013
	Shares	Value ($)

Common Stocks 95.8%
Consumer Discretionary 11.8%
Auto Components 2.4%
Visteon Corp.*	76,390	6,255,577
Hotels, Restaurants & Leisure 1.4%
The Wendy's Co.	421,696	3,677,189
Household Durables 3.1%
Newell Rubbermaid, Inc.	245,170	7,945,960
Media 1.5%
Scripps Networks Interactive, Inc. "A"	44,420	3,838,332
Specialty Retail 1.5%
Ross Stores, Inc.	52,295	3,918,464
Textiles, Apparel & Luxury Goods 1.9%
Hanesbrands, Inc.	71,003	4,989,381
Consumer Staples 2.2%
Food Products
Ingredion, Inc.	85,280	5,838,269
Energy 4.3%
Energy Equipment & Services 1.3%
Superior Energy Services, Inc.*	124,276	3,306,985
Oil, Gas & Consumable Fuels 3.0%
Pioneer Natural Resources Co.	19,540	3,596,728
QEP Resources, Inc.	140,350	4,301,727
		7,898,455
Financials 15.2%
Capital Markets 2.3%
Lazard Ltd. "A"	129,690	5,877,551
Insurance 11.7%
Arch Capital Group Ltd.*	90,610	5,408,511
Axis Capital Holdings Ltd.	68,814	3,273,482
CNO Financial Group, Inc.	368,608	6,520,675
PartnerRe Ltd.	46,190	4,869,812
Reinsurance Group of America, Inc.	67,510	5,225,949
Validus Holdings Ltd.	128,724	5,186,290
		30,484,719
Real Estate Investment Trusts 1.2%
Plum Creek Timber Co., Inc. (REIT)	65,730	3,057,102
Health Care 9.8%
Health Care Equipment & Supplies 1.6%
CareFusion Corp.*	104,820	4,173,932
Health Care Providers & Services 4.9%
HealthSouth Corp.	186,540	6,215,513
Omnicare, Inc.	106,600	6,434,376
		12,649,889
Life Sciences Tools & Services 1.8%
PerkinElmer, Inc.	110,992	4,576,200
Pharmaceuticals 1.5%
Actavis PLC*	23,925	4,019,400
	Shares	Value ($)

Industrials 27.5%
Aerospace & Defense 2.8%
Curtiss-Wright Corp.	53,300	3,316,859
Triumph Group, Inc.	53,300	4,054,531
		7,371,390
Building Products 2.1%
Owens Corning, Inc.*	130,702	5,322,185
Commercial Services & Supplies 5.2%
ADT Corp.	127,361	5,154,300
Covanta Holding Corp.	186,540	3,311,085
The Brink's Co.	148,442	5,067,810
		13,533,195
Electrical Equipment 2.0%
The Babcock & Wilcox Co.	153,488	5,247,755
Machinery 8.0%
Harsco Corp.	184,681	5,176,608
ITT Corp.	85,280	3,702,858
Snap-on, Inc.	39,090	4,281,137
Stanley Black & Decker, Inc.	39,090	3,154,172
Xylem, Inc.	129,281	4,473,122
		20,787,897
Marine 3.1%
Kirby Corp.*	81,720	8,110,710
Professional Services 1.5%
Verisk Analytics, Inc. "A"*	58,630	3,853,164
Trading Companies & Distributors 2.8%
AerCap Holdings NV*	187,046	7,173,214
Information Technology 13.3%
Communications Equipment 1.0%
Juniper Networks, Inc.*	119,582	2,698,966
Computers & Peripherals 0.9%
NCR Corp.*	67,507	2,299,288
Electronic Equipment, Instruments & Components 4.0%
Belden, Inc.	89,008	6,270,614
Dolby Laboratories, Inc. "A"*	106,600	4,110,496
		10,381,110
IT Services 4.9%
Amdocs Ltd.	96,752	3,990,052
Global Payments, Inc.	65,730	4,271,793
NeuStar, Inc. "A"*	88,932	4,434,150
		12,695,995
Office Electronics 1.1%
Zebra Technologies Corp. "A"*	54,513	2,948,063
Software 1.4%
ACI Worldwide, Inc.*	53,993	3,509,545
Materials 6.7%
Chemicals 4.3%
Ashland, Inc.	71,060	6,895,663
Cytec Industries, Inc.	46,465	4,328,679
		11,224,342
Containers & Packaging 2.4%
Sealed Air Corp.	184,770	6,291,418
	Shares	Value ($)

Utilities 5.0%
Electric Utilities 1.8%
Northeast Utilities	108,370	4,593,804
Gas Utilities 1.9%
UGI Corp.	117,260	4,861,600
Multi-Utilities 1.3%
CMS Energy Corp.	129,690	3,471,801
Total Common Stocks (Cost $212,791,265)		248,882,847

	Shares	Value ($)

Cash Equivalents 4.3%
Central Cash Management Fund, 0.05% (a) (Cost $11,169,066)	11,169,066	11,169,066

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $223,960,331)†	100.1	260,051,913
Other Assets and Liabilities, Net	(0.1)	(353,581)
Net Assets	100.0	259,698,332

* Non-income producing security.

† The cost for federal income tax purposes was $223,960,331. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $36,091,582. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,124,380 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,032,798.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)	$248,882,847	$—	$—	$248,882,847
Short-Term Investments	11,169,066	—	—	11,169,066
Total	$260,051,913	$—	$—	$260,051,913

There have been no transfers between fair value measurement levels during the year ended December 31, 2013.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $212,791,265)	$248,882,847
Investment in Central Cash Management Fund (cost $11,169,066)	11,169,066
Total investments in securities, at value (cost $223,960,331)	260,051,913
Cash	30,755
Receivable for Fund shares sold	66,438
Dividends receivable	168,908
Interest receivable	540
Other assets	4,102
Total assets	260,322,656
Liabilities
Payable for Fund shares redeemed	412,438
Accrued management fee	138,765
Accrued Trustees' fees	3,617
Other accrued expenses and payables	69,504
Total liabilities	624,324
Net assets, at value	$259,698,332
Net Assets Consist of
Undistributed net investment income	1,850,167
Net unrealized appreciation (depreciation) on investments	36,091,582
Accumulated net realized gain (loss)	1,033,527
Paid-in capital	220,723,056
Net assets, at value	$259,698,332
Class A Net Asset Value, offering and redemption price per share ($239,883,278 ÷ 14,042,897 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.08
Class B Net Asset Value, offering and redemption price per share ($19,815,054 ÷ 1,160,889 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$17.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Dividends	$3,917,876
Income distributions — Central Cash Management Fund	4,464
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	61,442
Total income	3,983,782
Expenses: Management fee	1,592,789
Administration fee	245,067
Services to shareholders	7,077
Record keeping fees (Class B)	18,952
Distribution service fee (Class B)	46,270
Custodian fee	12,003
Professional fees	67,592
Reports to shareholders	57,633
Trustees' fees and expenses	10,661
Other	10,779
Total expenses	2,068,823
Net investment income (loss)	1,914,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	72,681,616
Change in net unrealized appreciation (depreciation) on investments	(601,679)
Net gain (loss)	72,079,937
Net increase (decrease) in net assets resulting from operations	$73,994,896

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$1,914,959	$2,773,636
Net realized gain (loss)	72,681,616	13,712,216
Change in net unrealized appreciation (depreciation)	(601,679)	14,140,156
Net increase (decrease) in net assets resulting from operations	73,994,896	30,626,008
Distributions to shareholders from: Net investment income: Class A	(2,660,096)	(2,544,018)
Class B	(150,280)	(170,068)
Total distributions	(2,810,376)	(2,714,086)
Fund share transactions: Class A Proceeds from shares sold	17,897,526	15,242,621
Reinvestment of distributions	2,660,096	2,544,018
Payments for shares redeemed	(65,359,482)	(40,361,547)
Net increase (decrease) in net assets from Class A share transactions	(44,801,860)	(22,574,908)
Class B Proceeds from shares sold	4,288,905	2,417,600
Reinvestment of distributions	150,280	170,068
Payments for shares redeemed	(6,805,298)	(8,165,016)
Net increase (decrease) in net assets from Class B share transactions	(2,366,113)	(5,577,348)
Increase (decrease) in net assets	24,016,547	(240,334)
Net assets at beginning of period	235,681,785	235,922,119
Net assets at end of period (including undistributed net investment income of $1,850,167 and $2,783,776, respectively)	$259,698,332	$235,681,785
Other Information
Class A Shares outstanding at beginning of period	17,113,875	18,969,648
Shares sold	1,211,679	1,248,625
Shares issued to shareholders in reinvestment of distributions	190,143	207,168
Shares redeemed	(4,472,800)	(3,311,566)
Net increase (decrease) in Class A shares	(3,070,978)	(1,855,773)
Shares outstanding at end of period	14,042,897	17,113,875
Class B Shares outstanding at beginning of period	1,321,925	1,796,701
Shares sold	288,710	195,502
Shares issued to shareholders in reinvestment of distributions	10,719	13,827
Shares redeemed	(460,465)	(684,105)
Net increase (decrease) in Class B shares	(161,036)	(474,776)
Shares outstanding at end of period	1,160,889	1,321,925

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.78	$11.36	$12.21	$10.04	$7.93
Income (loss) from investment operations: Net investment incomea	.12	.14	.13	.12	.16
Net realized and unrealized gain (loss)	4.35	1.42	(.85)	2.19	2.11
Total from investment operations	4.47	1.56	(.72)	2.31	2.27
Less distributions from: Net investment income	(.17)	(.14)	(.13)	(.14)	(.16)
Total distributions	(.17)	(.14)	(.13)	(.14)	(.16)
Net asset value, end of period	$17.08	$12.78	$11.36	$12.21	$10.04
Total Return (%)	35.24	13.77	(6.08)	23.07	29.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	240	219	216	247	235
Ratio of expenses (%)	.82	.82	.81	.82	.79
Ratio of net investment income (%)	.81	1.18	1.08	1.14	1.92
Portfolio turnover rate (%)	115	11	36	38	72
a Based on average shares outstanding during the period.

	Years Ended December 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.78	$11.36	$12.20	$10.03	$7.92
Income (loss) from investment operations: Net investment incomea	.07	.10	.09	.08	.13
Net realized and unrealized gain (loss)	4.34	1.42	(.85)	2.19	2.12
Total from investment operations	4.41	1.52	(.76)	2.27	2.25
Less distributions from: Net investment income	(.12)	(.10)	(.08)	(.10)	(.14)
Total distributions	(.12)	(.10)	(.08)	(.10)	(.14)
Net asset value, end of period	$17.07	$12.78	$11.36	$12.20	$10.03
Total Return (%)	34.70	13.38	(6.33)	22.66	29.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	17	20	26	23
Ratio of expenses (%)	1.17	1.16	1.15	1.17	1.14
Ratio of net investment income (%)	.45	.81	.74	.79	1.57
Portfolio turnover rate (%)	115	11	36	38	72
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Value VIP (formerly DWS Dreman Small Mid Cap Value VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at December 31, 2013.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,850,167
Undistributed net long-term capital gains	$1,033,527
Unrealized appreciation (depreciation) on investments	$36,091,582

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$2,810,376	$2,714,086

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments) aggregated $276,451,414 and $331,010,986, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Prior to September 3, 2013, Dreman Value Management, L.L.C. ("DVM") served as subadvisor to the Fund. As a subadvisor, DVM made investment decisions and bought and sold securities for the Fund. DVM was paid by the Advisor for the services DVM provided to the Fund. Effective September 3, 2013, DVM no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.84%
Class B	1.20%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.83%
Class B	1.19%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $245,067, of which $21,360 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at December 31, 2013
Class A	$580	$98
Class B	538	91
	$1,118	$189

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2013, the Distribution Service Fee aggregated $46,270, of which $4,104 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,701, of which $4,147 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Ownership of the Fund

At December 31, 2013, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41%, 20% and 14%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 41%, 12% and 10%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Small Mid Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Small Mid Cap Value VIP (formerly, DWS Dreman Small Mid Cap Value VIP) (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Small Mid Cap Value VIP (formerly, DWS Dreman Small Mid Cap Value VIP) (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,181.20	$1,178.90
Expenses Paid per $1,000*	$4.51	$6.43
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/13	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,021.07	$1,019.31
Expenses Paid per $1,000*	$4.18	$5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Mid Cap Value VIP	.82%	1.17%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $ 1,137,000 as capital gain dividends for its year ended December 31, 2013.

For corporate shareholders, 45% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2013, qualified for the dividends received deduction.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Small Mid Cap Value VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCV-2 (R-025829-3 2/14)

December 31, 2013

Annual Report

DWS Variable Series II

DWS Unconstrained Income VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
24 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
28 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
39 Tax Information
40 Proxy Voting
41 Advisory Agreement Board Considerations and Fee Evaluation
44 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2013 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2013 is 0.99% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Unconstrained Income VIP

The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. On May 1, 2013, the Barclays U.S. Universal Index replaced the Barclays U.S. Aggregate Bond Index as the fund's primary benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Unconstrained Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,896	$11,783	$15,915	$18,757
	Average annual total return	–1.04%	5.62%	9.74%	6.49%
Barclays U.S. Universal Index	Growth of $10,000	$9,865	$11,182	$13,014	$16,060
	Average annual total return	–1.35%	3.79%	5.41%	4.85%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$9,798	$11,011	$12,427	$15,599
	Average annual total return	–2.02%	3.26%	4.44%	4.55%

The growth of $10,000 is cumulative.

Management Summary December 31, 2013 (Unaudited)

The Class A shares of the Fund returned –1.04% (unadjusted for contract charges) during 2013, outperforming the –1.35% return of the Barclays U.S. Universal Index. The Fund has outpaced the benchmark in the three-, five- and 10-year periods ended December 31, 2013.1

The past year was a rather volatile time for the global bond market, as uncertainty regarding the timing of the U.S. Federal Reserve Board's (the Fed's) "tapering" of its quantitative easing policy led to weak performance for the most rate-sensitive segments of the market. We generated outperformance in this potentially challenging environment via three aspects of our positioning.

First, our substantial allocation to high-yield bonds provided the Fund with exposure to the best-performing segment of the bond market. In addition, the Fund's high-yield portfolio outperformed the broader high-yield market thanks to our strong individual security selection. We also held an allocation to senior loans, which feature low duration (interest-rate sensitivity) and floating rates — both of which contributed to their outperformance at a time of rising Treasury yields.2

Second, our holdings performed better than the overall market in the Fund's domestic investment-grade segment. Here, we added value by emphasizing corporate bonds and commercial mortgage-backed securities over U.S. Treasuries and other market segments sensitive to talk of Fed tapering. The third factor boosting performance was our positioning within the Fund's emerging-markets segment. During a time in which emerging-markets bonds suffered a negative absolute return, we added value by holding an underweight in longer-term government debt, which lagged, in favor of emerging-markets corporate bonds, which outperformed.

The most important detractor from performance was that we came into the June 2013 bond market sell-off with an above-benchmark duration, resulting in underperformance for the Fund when yields rose during the second quarter. The Fund closed the year with a duration that was about equal with that of the benchmark.

Looking ahead, we expect that strengthening economic growth will continue to pressure long-term Treasuries but provide support for the investment-grade corporate and high-yield sectors. We remain focused on adding value through individual security selection, portfolio allocation and our "go anywhere" strategy.

Gary Russell, CFA

William Chepolis, CFA

John D. Ryan

Philip G. Condon

Darwei Kung

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index. Index returns do not reflect fees or expenses and it is not possible to invest directly in an index.

2 Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/13	12/31/12

Corporate Bonds	60%	56%
Government & Agency Obligations	19%	15%
Loan Participations and Assignments	5%	8%
Collateralized Mortgage Obligations	5%	4%
Commercial Mortgage-Backed Securities	3%	3%
Mortgage-Backed Securities Pass-Throughs	2%	6%
Cash Equivalents	2%	6%
Municipal Bonds and Notes	2%	1%
Exchange-Traded Fund	1%	0%
Asset-Backed	1%	1%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/13	12/31/12

AAA	20%	21%
AA	3%	2%
A	3%	7%
BBB	18%	23%
BB	25%	18%
B	19%	24%
CCC	4%	2%
Not Rated	8%	3%
	100%	100%

Interest Rate Sensitivity	12/31/13	12/31/12

Effective Maturity	6.6 years	7.4 years
Effective Duration	4.3 years	5.2 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2013

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 59.5%
Consumer Discretionary 8.0%
21st Century Fox America, Inc., 144A, 4.0%, 10/1/2023		30,000	29,651
AMC Networks, Inc., 7.75%, 7/15/2021		15,000	16,875
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	76,475
7.0%, 5/20/2022		60,000	65,100
APX Group, Inc., 144A, 8.75%, 12/1/2020		5,000	5,088
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		85,000	95,519
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		45,000	47,981
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		50,000	49,375
Avis Budget Car Rental LLC:
5.5%, 4/1/2023		30,000	29,063
8.25%, 1/15/2019		95,000	103,550
BC Mountain LLC, 144A, 7.0%, 2/1/2021		30,000	30,300
Block Communications, Inc., 144A, 7.25%, 2/1/2020		65,000	68,900
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		25,000	27,375
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		90,000	83,793
Cablevision Systems Corp., 8.0%, 4/15/2020 (b)		10,000	11,175
Caesar's Entertainment Operating Co., Inc., 8.5%, 2/15/2020		120,000	115,500
CCO Holdings LLC:
6.5%, 4/30/2021		120,000	123,300
6.625%, 1/31/2022		70,000	72,100
7.0%, 1/15/2019 (b)		20,000	21,075
7.25%, 10/30/2017		90,000	95,287
7.375%, 6/1/2020		10,000	10,825
8.125%, 4/30/2020		25,000	27,125
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		35,000	34,825
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		50,000	46,875
144A, 6.375%, 9/15/2020		160,000	164,000
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		25,000	25,063
Clear Channel Communications, Inc., 11.25%, 3/1/2021		40,000	43,000
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		15,000	15,206
Series A, 7.625%, 3/15/2020		20,000	20,800
Series B, 7.625%, 3/15/2020		185,000	194,481
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	4,825
Columbus International, Inc., 144A, 11.5%, 11/20/2014		100,000	107,750
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		60,000	54,293
Crown Media Holdings, Inc., 10.5%, 7/15/2019		55,000	62,425
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		65,000	68,575
Delphi Corp., 5.0%, 2/15/2023		40,000	41,150
		Principal Amount ($)(a)	Value ($)

DISH DBS Corp.:
4.25%, 4/1/2018		40,000	40,800
5.0%, 3/15/2023		50,000	46,625
6.625%, 10/1/2014		65,000	67,600
6.75%, 6/1/2021		10,000	10,600
7.125%, 2/1/2016		155,000	171,662
Ford Motor Credit Co., LLC, 3.984%, 6/15/2016		145,000	154,193
General Motors Financial Co., Inc., 144A, 3.25%, 5/15/2018		15,000	15,000
GLP Capital LP, 144A, 4.375%, 11/1/2018		15,000	15,338
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		65,000	51,512
Harron Communications LP, 144A, 9.125%, 4/1/2020		60,000	66,450
Hertz Corp.:
4.25%, 4/1/2018		25,000	25,625
6.75%, 4/15/2019		50,000	53,875
7.5%, 10/15/2018		155,000	167,206
Hertz Holdings Netherlands BV, 144A, 4.375%, 1/15/2019	EUR	105,000	144,629
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		20,000	20,950
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		70,000	73,237
L Brands, Inc., 7.0%, 5/1/2020		20,000	22,450
Libbey Glass, Inc., 6.875%, 5/15/2020		18,000	19,440
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		50,000	54,250
Marriott International, Inc., 3.375%, 10/15/2020		110,000	108,934
Mattel, Inc., 5.45%, 11/1/2041		141,400	141,290
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		30,000	31,387
Mediacom Broadband LLC, 6.375%, 4/1/2023		65,000	66,462
Mediacom LLC, 7.25%, 2/15/2022		20,000	21,200
MGM Resorts International:
6.75%, 10/1/2020 (b)		25,000	26,750
8.625%, 2/1/2019		140,000	164,150
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		30,000	30,225
Myriad International Holdings BV, 144A, 6.0%, 7/18/2020		200,000	214,000
PNK Finance Corp., 144A, 6.375%, 8/1/2021		35,000	35,787
Quebecor Media, Inc., 5.75%, 1/15/2023		30,000	29,025
RCI Banque SA, 144A, 3.5%, 4/3/2018		200,000	203,827
Regal Entertainment Group, 9.125%, 8/15/2018		21,000	22,785
Rent-A-Center, Inc., 4.75%, 5/1/2021		20,000	18,775
Sabre Holdings Corp., 8.35%, 3/15/2016		55,000	61,325
		Principal Amount ($)(a)	Value ($)

Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		15,000	14,738
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		70,000	76,650
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		35,000	38,062
Sirius XM Holdings, Inc., 144A, 5.875%, 10/1/2020		30,000	30,600
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		35,000	35,306
Starz LLC, 5.0%, 9/15/2019		25,000	25,563
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		40,000	38,900
Travelport LLC, 144A, 13.875%, 3/1/2016 (PIK)		6,827	7,237
UCI International, Inc., 8.625%, 2/15/2019		20,000	20,000
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		10,000	10,688
144A, 7.875%, 11/1/2020		25,000	27,469
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		30,000	33,900
Visteon Corp., 6.75%, 4/15/2019		25,000	26,563
			4,871,740
Consumer Staples 3.9%
Agrokor DD, 144A, 8.875%, 2/1/2020		250,000	267,512
Altria Group, Inc., 9.95%, 11/10/2038		47,000	71,694
B&G Foods, Inc., 4.625%, 6/1/2021		35,000	33,600
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		25,000	27,063
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		100,000	111,500
Del Monte Corp., 7.625%, 2/15/2019		80,000	83,100
Delhaize Group SA, 4.125%, 4/10/2019		140,000	143,926
ESAL GmbH, 144A, 6.25%, 2/5/2023		200,000	179,500
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	88,825
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		80,000	83,200
144A, 8.25%, 2/1/2020		25,000	27,125
Marfrig Holding Europe BV, 144A, 11.25%, 9/20/2021		200,000	191,000
MHP SA, 144A, 8.25%, 4/2/2020		200,000	177,540
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		200,000	171,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		45,000	49,050
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		65,000	66,300
6.875%, 2/15/2021		100,000	107,750
7.125%, 4/15/2019		100,000	106,500
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		30,000	30,600
Smithfield Foods, Inc.:
6.625%, 8/15/2022		30,000	31,800
7.75%, 7/1/2017		140,000	164,150
Sun Products Corp., 144A, 7.75%, 3/15/2021		50,000	44,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	152,424
			2,409,159
		Principal Amount ($)(a)	Value ($)

Energy 8.4%
Access Midstream Partners LP:
4.875%, 5/15/2023		15,000	14,475
6.125%, 7/15/2022		55,000	58,850
Afren PLC, 144A, 10.25%, 4/8/2019		140,000	161,700
Antero Resources Finance Corp.:
144A, 5.375%, 11/1/2021		30,000	30,300
7.25%, 8/1/2019		32,000	34,400
Arch Coal, Inc., 7.0%, 6/15/2019 (b)		20,000	15,900
Berry Petroleum Co.:
6.375%, 9/15/2022		30,000	30,525
6.75%, 11/1/2020		140,000	145,250
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		95,000	98,800
8.625%, 10/15/2020		35,000	37,625
Chaparral Energy, Inc., 7.625%, 11/15/2022		20,000	21,400
Chesapeake Oilfield Operating LLC, 6.625%, 11/15/2019		25,000	26,188
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	114,975
Crestwood Midstream Partners LP:
144A, 6.125%, 3/1/2022		20,000	20,500
7.75%, 4/1/2019		65,000	70,525
Crosstex Energy LP:
7.125%, 6/1/2022		15,000	17,063
8.875%, 2/15/2018		55,000	57,819
DCP Midstream Operating LP, 3.875%, 3/15/2023		100,000	92,086
Denbury Resources, Inc., 4.625%, 7/15/2023		35,000	31,588
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		75,000	79,875
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		200,000	194,250
El Paso LLC, 7.25%, 6/1/2018		55,000	62,790
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		45,000	45,450
Energy Transfer Partners LP, 4.15%, 10/1/2020		80,000	81,166
EP Energy LLC:
6.875%, 5/1/2019		60,000	64,575
7.75%, 9/1/2022		25,000	28,000
9.375%, 5/1/2020		25,000	28,844
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		59,903	61,550
EV Energy Partners LP, 8.0%, 4/15/2019		140,000	140,700
FMC Technologies, Inc., 3.45%, 10/1/2022		40,000	36,837
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	59,331
Halcon Resources Corp.:
8.875%, 5/15/2021		85,000	85,850
9.75%, 7/15/2020		50,000	52,125
144A, 9.75%, 7/15/2020		30,000	31,238
Holly Energy Partners LP:
6.5%, 3/1/2020		20,000	20,900
8.25%, 3/15/2018		55,000	58,025
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021 (b)		60,000	59,850
Linn Energy LLC:
6.5%, 5/15/2019		15,000	15,300
144A, 7.0%, 11/1/2019		110,000	111,100
		Principal Amount ($)(a)	Value ($)

MEG Energy Corp.:
144A, 6.5%, 3/15/2021		40,000	42,100
144A, 7.0%, 3/31/2024		75,000	75,938
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		70,000	73,150
10.75%, 10/1/2020		85,000	92,437
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		40,000	40,200
Murray Energy Corp., 144A, 8.625%, 6/15/2021		5,000	5,175
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		90,000	94,275
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		25,000	26,750
144A, 6.875%, 3/15/2022		60,000	63,600
6.875%, 1/15/2023		25,000	26,625
7.25%, 2/1/2019		40,000	43,000
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020		200,000	213,000
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		60,000	61,200
7.5%, 11/1/2019		20,000	21,750
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		35,000	35,175
Pacific Rubiales Energy Corp., 144A, 7.25%, 12/12/2021		150,000	159,000
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		300,000	249,750
Pertamina Persero PT, 144A, 5.625%, 5/20/2043		200,000	158,500
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	252,835
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		200,000	221,000
Sabine Pass Liquefaction LLC, 144A, 5.625%, 2/1/2021		105,000	102,637
SandRidge Energy, Inc., 7.5%, 3/15/2021		75,000	78,562
SESI LLC:
6.375%, 5/1/2019		40,000	42,700
7.125%, 12/15/2021		115,000	128,225
Swift Energy Co., 7.875%, 3/1/2022		55,000	54,450
Talos Production LLC, 144A, 9.75%, 2/15/2018		60,000	61,350
Tesoro Corp.:
4.25%, 10/1/2017		35,000	36,488
5.375%, 10/1/2022 (b)		25,000	25,313
Transocean, Inc., 3.8%, 10/15/2022		75,000	71,087
Ultra Petroleum Corp., 144A, 5.75%, 12/15/2018		10,000	10,275
Venoco, Inc., 8.875%, 2/15/2019		105,000	103,425
Whiting Petroleum Corp., 5.0%, 3/15/2019		40,000	40,900
WPX Energy, Inc., 5.25%, 1/15/2017		40,000	42,700
			5,151,297
Financials 10.0%
Ally Financial, Inc.:
5.5%, 2/15/2017		60,000	64,950
6.25%, 12/1/2017		95,000	105,925
8.3%, 2/12/2015		135,000	145,125
American International Group, Inc., 3.8%, 3/22/2017		60,000	64,074
American Tower Corp., (REIT), 3.5%, 1/31/2023		60,000	54,705
		Principal Amount ($)(a)	Value ($)

Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	400,000	156,829
Bank of America Corp., 3.3%, 1/11/2023		160,000	151,403
Barclays Bank PLC, 7.625%, 11/21/2022		400,000	426,000
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		200,000	211,000
BNP Paribas SA, 5.0%, 1/15/2021		120,000	131,638
CIT Group, Inc.:
5.0%, 5/15/2017		80,000	85,400
5.25%, 3/15/2018		90,000	96,525
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	527,600
E*TRADE Financial Corp., 6.75%, 6/1/2016		130,000	141,050
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		117,000	134,189
HCP, Inc., (REIT), 5.375%, 2/1/2021		143,000	155,667
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		125,000	123,418
Hellas Telecommunications Finance, 144A, 8.227%**, 7/15/2015 (PIK)*	EUR	109,187	0
ING Bank NV:
144A, 2.0%, 9/25/2015		200,000	203,313
144A, 5.8%, 9/25/2023		230,000	240,487
ING U.S., Inc., 5.7%, 7/15/2043		65,000	67,912
International Lease Finance Corp.:
3.875%, 4/15/2018		65,000	65,162
5.75%, 5/15/2016		20,000	21,425
6.25%, 5/15/2019		50,000	54,125
8.625%, 9/15/2015		40,000	44,400
8.625%, 1/15/2022 (b)		45,000	53,179
8.75%, 3/15/2017		120,000	141,300
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		240,000	245,755
Jefferies Group LLC, 5.125%, 1/20/2023		60,000	60,688
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		105,000	108,586
Morgan Stanley:
3.75%, 2/25/2023		85,000	82,711
4.1%, 5/22/2023		85,000	82,259
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		45,000	46,575
(REIT), 6.875%, 5/1/2021		50,000	53,500
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		25,000	26,250
144A, 5.875%, 3/15/2022		45,000	46,350
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	238,000	208,528
ProLogis LP, (REIT), 4.25%, 8/15/2023		90,000	88,907
PSP Capital, Inc., 3.03%, 10/22/2020	CAD	184,000	173,713
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		100,000	100,810
		Principal Amount ($)(a)	Value ($)

Santander U.S. Debt SAU, 144A, 3.724%, 1/20/2015		45,000	45,897
SLM Corp., 5.5%, 1/25/2023		125,000	118,076
Societe Generale SA, 144A, 7.875%, 12/29/2049		110,000	110,770
The Goldman Sachs Group, Inc.:
3.625%, 1/22/2023		55,000	53,259
5.75%, 1/24/2022		160,000	180,110
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022		250,000	224,250
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		250,000	234,125
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		130,000	124,306
			6,082,226
Health Care 3.3%
Agilent Technologies, Inc., 3.2%, 10/1/2022		40,000	36,611
Aviv Healthcare Properties LP:
144A, 6.0%, 10/15/2021		15,000	15,263
7.75%, 2/15/2019		85,000	91,375
Biomet, Inc.:
6.5%, 8/1/2020		55,000	57,750
6.5%, 10/1/2020		15,000	15,450
Community Health Systems, Inc.:
5.125%, 8/15/2018		185,000	191,013
7.125%, 7/15/2020		60,000	62,250
Endo Finance Co., 144A, 5.75%, 1/15/2022		35,000	35,175
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		35,000	37,800
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	22,600
HCA, Inc.:
5.875%, 3/15/2022		40,000	41,300
6.5%, 2/15/2020		210,000	230,737
7.5%, 2/15/2022		80,000	87,800
7.875%, 2/15/2020		365,000	391,919
8.5%, 4/15/2019		45,000	47,700
Hologic, Inc., 6.25%, 8/1/2020		30,000	31,650
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		35,000	33,902
LifePoint Hospitals, Inc., 144A, 5.5%, 12/1/2021		35,000	35,131
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		75,000	69,220
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		55,000	56,856
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		48,000	53,760
Salix Pharmaceuticals Ltd., 144A, 6.0%, 1/15/2021		30,000	30,750
Tenet Healthcare Corp.:
4.375%, 10/1/2021		55,000	51,700
4.5%, 4/1/2021		10,000	9,475
6.25%, 11/1/2018		80,000	88,600
Valeant Pharmaceuticals International, 144A, 6.75%, 8/15/2018		70,000	76,913
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		75,000	81,188
			1,983,888
		Principal Amount ($)(a)	Value ($)

Industrials 6.4%
Accuride Corp., 9.5%, 8/1/2018		65,000	63,537
ADT Corp., 144A, 6.25%, 10/15/2021		25,000	26,250
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019		250,000	246,250
Alphabet Holding Co., Inc.:
7.75%, 11/1/2017 (PIK)		30,000	30,938
144A, 7.75%, 11/1/2017 (PIK)		35,000	36,094
Armored Autogroup, Inc., 9.25%, 11/1/2018		105,000	101,062
Artesyn Escrow, Inc., 144A, 9.75%, 10/15/2020		40,000	42,000
BE Aerospace, Inc., 6.875%, 10/1/2020		25,000	27,438
Belden, Inc., 144A, 5.5%, 9/1/2022		55,000	53,900
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		55,000	54,587
144A, 7.75%, 3/15/2020		45,000	51,075
Casella Waste Systems, Inc., 7.75%, 2/15/2019		110,000	112,750
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		200,000	225,500
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		35,000	36,488
Darling Escrow Corp., 144A, 5.375%, 1/15/2022 (c)		30,000	30,225
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	24,375
Ducommun, Inc., 9.75%, 7/15/2018		65,000	72,312
DynCorp International, Inc., 10.375%, 7/1/2017		85,000	86,912
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		200,000	187,000
Florida East Coast Railway Corp., 8.125%, 2/1/2017		40,000	41,750
FTI Consulting, Inc., 6.75%, 10/1/2020		145,000	156,600
Garda World Security Corp., 144A, 7.25%, 11/15/2021		45,000	45,337
GenCorp, Inc., 7.125%, 3/15/2021		115,000	123,050
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		200,000	207,740
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		200,000	200,000
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		50,000	54,000
7.125%, 3/15/2021		10,000	10,975
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		20,000	19,713
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		25,000	26,313
Masco Corp., 7.125%, 3/15/2020		145,000	165,519
Meritor, Inc.:
6.75%, 6/15/2021		25,000	25,500
10.625%, 3/15/2018		60,000	63,900
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022		110,000	110,550
8.125%, 2/15/2019		75,000	77,062
Navios South American Logistics, Inc., 9.25%, 4/15/2019		10,000	10,788
Nortek, Inc., 8.5%, 4/15/2021		75,000	83,062
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		196,920	201,548
		Principal Amount ($)(a)	Value ($)

Owens Corning, Inc.:
4.2%, 12/15/2022		30,000	28,648
9.0%, 6/15/2019		29,000	35,803
Ply Gem Industries, Inc., 9.375%, 4/15/2017		15,000	16,200
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		75,000	80,719
Titan International, Inc., 144A, 6.875%, 10/1/2020		90,000	93,825
Total System Services, Inc., 3.75%, 6/1/2023		70,000	64,706
TransDigm, Inc.:
7.5%, 7/15/2021		50,000	53,750
7.75%, 12/15/2018		65,000	69,712
United Rentals North America, Inc.:
5.75%, 7/15/2018		60,000	64,125
7.375%, 5/15/2020		95,000	105,331
7.625%, 4/15/2022		95,000	105,569
Watco Companies LLC, 144A, 6.375%, 4/1/2023		25,000	24,750
			3,875,238
Information Technology 1.8%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		15,000	15,675
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		115,000	119,025
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		20,000	20,950
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		50,000	51,500
CDW LLC, 8.5%, 4/1/2019		45,000	49,725
eAccess Ltd., 144A, 8.25%, 4/1/2018		60,000	65,550
EarthLink, Inc., 7.375%, 6/1/2020		30,000	29,925
Equinix, Inc.:
5.375%, 4/1/2023		105,000	102,637
7.0%, 7/15/2021		40,000	43,700
First Data Corp.:
144A, 6.75%, 11/1/2020		110,000	114,400
144A, 7.375%, 6/15/2019		45,000	48,037
144A, 8.875%, 8/15/2020		85,000	94,031
Fiserv, Inc., 3.5%, 10/1/2022		95,000	88,218
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		40,000	40,500
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		10,000	10,400
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		70,000	75,775
7.625%, 6/15/2021		40,000	44,600
IAC/InterActiveCorp., 4.75%, 12/15/2022		25,000	23,313
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	34,125
NCR Escrow Corp.:
144A, 5.875%, 12/15/2021		10,000	10,188
144A, 6.375%, 12/15/2023		20,000	20,425
			1,102,699
Materials 6.6%
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		250,000	235,066
Ashland, Inc., 3.875%, 4/15/2018		20,000	20,250
Ball Corp., 7.375%, 9/1/2019		25,000	27,000
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		41,820	43,597
		Principal Amount ($)(a)	Value ($)

Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		200,000	181,000
Clearwater Paper Corp., 7.125%, 11/1/2018		65,000	69,387
Crown Americas LLC, 6.25%, 2/1/2021		10,000	10,850
CSN Resources SA, 144A, 6.5%, 7/21/2020		200,000	202,250
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		220,000	207,900
144A, 9.875%, 6/15/2015		35,000	21,350
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		40,000	43,400
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		55,000	58,438
144A, 6.875%, 4/1/2022		15,000	16,350
144A, 7.0%, 11/1/2015		33,000	34,238
144A, 8.25%, 11/1/2019 (b)		45,000	50,513
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		80,000	83,600
144A, 8.75%, 6/1/2020		45,000	48,825
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		110,000	102,797
Greif, Inc., 7.75%, 8/1/2019		195,000	221,325
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		15,000	15,375
8.875%, 2/1/2018		95,000	98,681
Huntsman International LLC:
8.625%, 3/15/2020		60,000	66,375
8.625%, 3/15/2021		25,000	28,250
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		40,000	34,400
International Paper Co., 7.95%, 6/15/2018		145,000	176,130
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	45,200
KGHM International Ltd., 144A, 7.75%, 6/15/2019		115,000	121,325
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		200,000	211,750
Novelis, Inc., 8.75%, 12/15/2020		215,000	239,187
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		30,000	33,675
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		90,000	92,475
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		40,000	41,400
Polymer Group, Inc., 7.75%, 2/1/2019		55,000	58,644
PolyOne Corp., 5.25%, 3/15/2023		40,000	39,000
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020		200,000	192,750
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	46,575
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		200,000	198,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	33,675
144A, 8.375%, 9/15/2021		30,000	34,050
The Mosaic Co., 4.25%, 11/15/2023		90,000	88,884
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		300,000	263,970
Vedanta Resources PLC, 144A, 8.25%, 6/7/2021		200,000	200,750
			4,038,657
		Principal Amount ($)(a)	Value ($)

Telecommunication Services 8.3%
CC Holdings GS V LLC, 3.849%, 4/15/2023		70,000	65,527
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		15,000	15,263
Series W, 6.75%, 12/1/2023		60,000	60,750
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		215,000	232,737
8.75%, 3/15/2018 (b)		210,000	220,500
CPI International, Inc., 8.0%, 2/15/2018		45,000	47,025
Cricket Communications, Inc., 7.75%, 10/15/2020		245,000	279,300
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		105,000	108,806
144A, 10.5%, 4/15/2018		100,000	107,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		400,000	416,000
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	88,319	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		200,000	197,500
7.625%, 4/15/2024		15,000	14,963
8.25%, 4/15/2017		62,000	71,920
8.5%, 4/15/2020		90,000	100,800
8.75%, 4/15/2022		25,000	27,750
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		55,000	52,319
7.25%, 10/15/2020		195,000	213,281
7.5%, 4/1/2021		215,000	237,037
8.5%, 11/1/2019		100,000	109,125
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		95,000	101,887
144A, 8.125%, 6/1/2023		10,000	10,725
Level 3 Communications, Inc., 8.875%, 6/1/2019		10,000	10,925
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021		20,000	20,200
7.0%, 6/1/2020		75,000	79,500
8.125%, 7/1/2019		75,000	82,125
8.625%, 7/15/2020		50,000	56,000
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		65,000	68,900
144A, 6.625%, 4/1/2023 (b)		35,000	36,137
7.875%, 9/1/2018		75,000	80,531
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		200,000	192,000
NII Capital Corp., 7.625%, 4/1/2021		50,000	20,500
Oi SA, 144A, 5.75%, 2/10/2022		200,000	184,000
SBA Communications Corp., 5.625%, 10/1/2019		30,000	30,900
SBA Telecommunications, Inc., 8.25%, 8/15/2019		16,000	17,160
Sprint Communications, Inc.:
6.0%, 12/1/2016		320,000	349,200
8.375%, 8/15/2017		55,000	63,662
9.125%, 3/1/2017		50,000	58,750
Sprint Corp., 144A, 7.125%, 6/15/2024		35,000	35,525
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		15,000	15,263
6.5%, 1/15/2024		15,000	15,188
		Principal Amount ($)(a)	Value ($)

tw telecom holdings, Inc.:
5.375%, 10/1/2022		35,000	34,388
144A, 5.375%, 10/1/2022		5,000	4,913
144A, 6.375%, 9/1/2023		35,000	36,400
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		30,000	32,550
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		10,000	10,625
Verizon Communications, Inc., 6.55%, 9/15/2043		250,000	292,490
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		30,000	31,950
Windstream Corp.:
6.375%, 8/1/2023		40,000	37,400
7.5%, 4/1/2023		75,000	75,375
7.75%, 10/15/2020		20,000	21,225
7.75%, 10/1/2021		55,000	58,300
7.875%, 11/1/2017		205,000	234,212
8.125%, 9/1/2018		70,000	75,250
			5,051,759
Utilities 2.8%
AES Corp.:
8.0%, 10/15/2017		10,000	11,750
8.0%, 6/1/2020		175,000	204,750
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		140,000	129,472
Calpine Corp.:
144A, 7.5%, 2/15/2021		64,000	69,840
144A, 7.875%, 7/31/2020		70,000	76,650
Electricite de France SA, 144A, 5.25%, 1/29/2049		100,000	99,450
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		100,000	35,000
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020 (b)		80,000	85,000
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021		200,000	205,250
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		145,000	151,887
Jersey Central Power & Light Co., 144A, 4.7%, 4/1/2024		160,000	158,368
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		200,000	191,000
NRG Energy, Inc., 7.625%, 1/15/2018		35,000	39,900
PPL Energy Supply LLC, 4.6%, 12/15/2021		200,000	192,189
Toledo Edison Co., 7.25%, 5/1/2020		38,000	45,296
			1,695,802
Total Corporate Bonds (Cost $35,649,971)			36,262,465

Mortgage-Backed Securities Pass-Throughs 1.7%
Federal National Mortgage Association, 4.0%, 5/1/2041 (c) (Cost $1,033,281)		1,000,000	1,030,469

		Principal Amount ($)(a)	Value ($)

Asset-Backed 0.8%
Home Equity Loans 0.4%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		57,912	57,724
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		190,000	198,448
			256,172
Miscellaneous 0.4%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.894%**, 1/17/2024		250,000	251,018
Total Asset-Backed (Cost $474,924)			507,190

Commercial Mortgage-Backed Securities 3.4%
Commercial Mortgage Trust, "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	317,761
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.167%**, 3/15/2018		80,000	80,280
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		150,000	144,659
"A4", Series 2006-LDP7, 5.863%**, 4/15/2045		140,000	152,830
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	483,102
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.289%**, 12/15/2044		140,000	149,030
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		750,000	720,610
Total Commercial Mortgage-Backed Securities (Cost $2,026,132)			2,048,272

Collateralized Mortgage Obligations 4.9%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.91%**, 2/25/2034		112,538	111,025
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.141%**, 12/25/2035		144,496	144,643
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		97,691	98,729
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,306,090	124,019
"ZG", Series 4213, 3.5%, 6/15/2043		114,845	107,789
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		59,342	2,711
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		476,226	70,334
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		137,869	14,570
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		222,163	22,848
		Principal Amount ($)(a)	Value ($)

"JS", Series 3572, Interest Only, 6.633%***, 9/15/2039		786,433	122,593
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		100,887	8,504
"SK", Series 2011-78, Interest Only, 5.835%***, 8/25/2041		1,516,456	216,523
"PI", Series 2006-20, Interest Only, 6.515%***, 11/25/2030		466,906	78,656
"SI", Series 2007-23, Interest Only, 6.605%***, 3/25/2037		320,921	51,266
Government National Mortgage Association:
"BO", Series 2013-10, Principal Only, Zero Coupon, 1/16/2043		415,074	212,183
"ZJ", Series 2013-106, 3.5%, 7/20/2043		477,452	395,320
"GP", Series 2010-67, 4.5%, 3/20/2039		250,000	264,448
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		122,850	1,601
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		453,825	81,853
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		458,651	81,365
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		421,644	85,445
"AI", Series 2007-38, Interest Only, 6.293%***, 6/16/2037		117,819	16,901
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 2.699%**, 4/25/2036		320,683	284,326
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 2.655%**, 10/25/2033		88,507	88,063
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		18,245	18,239
Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.613%**, 12/25/2034		129,458	128,351
"B1", Series 2004-1, 5.5%, 2/25/2034		146,586	146,276
Total Collateralized Mortgage Obligations (Cost $2,984,580)			2,978,581

Government & Agency Obligations 19.3%
Other Government Related (d) 6.5%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	262,500
European Investment Bank:
144A, 4.6%, 1/30/2037	CAD	1,000,000	926,637
6.0%, 8/6/2020	AUD	500,000	477,811
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		250,000	229,063
KFW, 1.875%, 6/13/2018	CAD	421,000	389,317
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		250,000	249,025
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	1,180,000	1,009,738
Vimpel Communications, 144A, 7.748%, 2/2/2021		200,000	217,250
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		200,000	212,500
			3,973,841
		Principal Amount ($)(a)	Value ($)

Sovereign Bonds 6.3%
Federative Republic of Brazil:
4.25%, 1/7/2025		200,000	190,500
12.5%, 1/5/2016	BRL	250,000	109,940
Government of Canada, 0.75%, 5/1/2014	CAD	1,400,000	1,317,074
Kingdom of Norway, Series 475, 2.0%, 5/24/2023	NOK	4,002,000	606,539
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	375	115
Republic of Belarus, REG S, 8.75%, 8/3/2015		145,000	146,450
Republic of Croatia, 144A, 6.0%, 1/26/2024		200,000	198,500
Republic of Singapore, 3.375%, 9/1/2033	SGD	862,000	716,352
Republic of Slovenia, 144A, 4.75%, 5/10/2018		200,000	205,000
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	2,000,000	62,260
Series 6207, 8.15%, 2/3/2027	RUB	4,000,000	125,566
United Mexican States, Series M, 7.75%, 5/29/2031	MXN	1,640,000	131,494
			3,809,790
U.S. Treasury Obligations 6.5%
U.S. Treasury Bill, 0.02%****, 2/13/2014 (e)		152,000	151,998
U.S. Treasury Notes:
0.75%, 6/15/2014		500,000	501,445
1.5%, 7/31/2016		3,025,000	3,094,006
1.75%, 5/15/2023		253,000	228,036
			3,975,485
Total Government & Agency Obligations (Cost $12,351,383)			11,759,116

Loan Participations and Assignments 5.0%
Senior Loans**
Air Distribution Technologies, Inc., First Lien Term Loan, 4.25%, 11/9/2018		64,351	64,794
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		59,849	59,872
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		74,063	74,803
Burger King Corp., Term Loan B, 3.75%, 9/28/2019		69,125	69,538
Calpine Corp., Term Loan B1, 4.0%, 4/2/2018		193,508	195,182
Charter Communications Operating LLC, Term Loan E, 3.0%, 7/1/2020		194,025	193,116
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		75,000	76,682
Crown Castle International Corp., Term Loan, 3.25%, 1/31/2019		49,251	49,423
Cumulus Media Holdings, Inc., Term Loan, Zero Coupon, 12/12/2020		30,000	30,225
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		220,000	222,695
		Principal Amount ($)(a)	Value ($)

HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020		248,750	251,026
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/8/2020		54,725	55,221
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		258,026	259,961
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		118,423	118,310
Par Pharmaceutical Companies, Inc., Term Loan B, 4.25%, 9/30/2019		118,503	119,392
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018		89,829	90,137
Term Loan B2, 4.25%, 8/7/2019		335,750	337,850
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		89,775	89,270
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		175,000	175,875
Tallgrass Operations LLC:
Term Loan B, 4.25%, 11/13/2018		51,260	51,660
Term Loan, 5.25%, 11/13/2018		109,748	110,605
Travelport LLC, Second Lien Term Loan, 9.5%, 1/29/2016		5,040	5,231
Univision Communications, Inc., Term Loan, 4.5%, 3/2/2020		59,509	59,886
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.75%, 2/13/2019		158,794	160,095
Term Loan B, 3.75%, 12/11/2019		133,982	135,142
Total Loan Participations and Assignments (Cost $3,039,477)			3,055,991

Municipal Bonds and Notes 1.4%
Chicago, IL, Airport Revenue, O'Hare International Airport, Series B, 6.0%, 1/1/2041		145,000	155,955
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		300,000	303,426
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	146,040
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		260,000	245,471
Total Municipal Bonds and Notes (Cost $850,852)			850,892

Convertible Bond 0.4%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (Cost $118,762)		120,175	232,803

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $59,311)		95,000	82,650

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (f)	1	4,221
Trump Entertainment Resorts, Inc.*	6	0
Vertis Holdings, Inc.*	63	0
		4,221
Industrials 0.0%
Congoleum Corp.*	2,500	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	2,058	1,531
Wolverine Tube, Inc.*	778	25,090
		26,621
Total Common Stocks (Cost $45,222)		30,842

Preferred Stock 0.1%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $56,381)	60	57,606

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	11,138	8,200
Hercules Trust II, Expiration Date 3/31/2029*	85	898
		9,098
Total Warrants (Cost $17,432)		9,098

Exchange-Traded Fund 1.3%
SPDR Barclays Convertible Securities (Cost $759,882)	17,300	808,429

	Contract Amount	Value ($)

Call Options Purchased 0.4%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	1,300,000	86,018
Pay Fixed Rate — 4.19% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	1,500,000	94,471
Pay Fixed Rate — 4.32% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	1,400,000	80,993
Total Call Options Purchased (Cost $191,320)		261,482

Put Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	1,500,000	6,681
Receive Fixed Rate — 2.32% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	1,400,000	7,534
Total Put Options Purchased (Cost $98,573)		14,215

	Shares	Value ($)

Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 0.08% (g) (h) (Cost $927,648)	927,648	927,648

Cash Equivalents 1.7%
Central Cash Management Fund, 0.05% (g) (Cost $1,020,194)	1,020,194	1,020,194

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $61,705,325)†	101.6	61,937,943
Other Assets and Liabilities, Net	(1.6)	(980,934)
Net Assets	100.0	60,957,009

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	88,319	120,275	0
Hellas Telecommunications Finance*	8.227%	7/15/2015	EUR	109,187	32,169	0
					152,444	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2013.

*** These securities are shown at their current rate as of December 31, 2013.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $61,712,106. At December 31, 2013, net unrealized appreciation for all securities based on tax cost was $225,837. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,170,821 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,944,984.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $888,134, which is 1.5% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At December 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	5,273	4,221	.01

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash and liquid securities. At December 31, 2013, the Fund had an unfunded loan commitment of $50,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Tallgrass Operations LLC, Term Delay Draw, 11/13/2017	50,000	49,875	(125)

At December 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	3/31/2014	46	5,488,375	(34,917)

At December 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Japanese Government Bond	JPY	3/11/2014	1	1,360,934	7,910
90 Day Eurodollar	USD	12/14/2015	9	2,224,688	2,108
U.S. Treasury Long Bond	USD	3/20/2014	4	513,250	8,992
Ultra Long U.S. Treasury Bond	USD	3/20/2014	11	1,498,750	11,790
Total unrealized appreciation					30,800

At December 31, 2013, open written options contracts were as follows:
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (i)
Call Options Receive Fixed — 3.19% – Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	2	2/1/2017	50,400	(79,535)
Receive Fixed — 3.32% – Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	3	2/1/2017	50,631	(74,181)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	1,300,000	1	4/20/2016	46,345	(59,015)
Total Call Options					147,376	(212,731)
Put Options Pay Fixed — 3.19% – Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	2	2/1/2017	50,400	(11,569)
Pay Fixed — 3.32% – Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	3	2/1/2017	50,631	(13,400)
Total Put Options					101,031	(24,969)
Total					248,407	(237,700)

(i) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2013 was $10,707.

At December 31, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (j)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2015	90,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	7,296	(1,604)	8,900
3/21/2011 6/20/2016	120,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B–	12,039	2,217	9,822
12/20/2011 3/20/2017	60,000	5	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	7,234	1,627	5,607
9/20/2012 12/20/2017	75,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	11,030	4,425	6,605
6/20/2013 9/20/2018	40,000	5	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	5,505	3,372	2,133
6/20/2013 9/20/2018	125,000	7	5.0%	HCA, Inc., 8.0%, 10/1/2018, B–	16,386	9,429	6,957
6/20/2013 9/20/2018	100,000	4	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	11,403	5,606	5,797
Total unrealized appreciation							45,821

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(k) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At December 31, 2013, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
12/30/2014 12/30/2016	1,900,000	Fixed — 1.173%	Floating —- LIBOR	(991)	(1,228)
12/30/2014 12/30/2024	2,300,000	Fixed — 3.524%	Floating —- LIBOR	5,146	5,383
12/30/201412/30/2019	500,000	Floating —- LIBOR	Fixed — 2.522%	(365)	102
12/30/2014 12/30/2034	100,000	Floating —- LIBOR	Fixed — 4.01%	51	765
12/30/2014 12/30/2044	200,000	Floating —- LIBOR	Fixed — 4.081%	(1,770)	(1,518)
Total net unrealized appreciation					3,504

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Bank of America

5 Credit Suisse

6 UBS AG

7 The Goldman Sachs & Co.

At December 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	130,000,000	USD	1,259,226	1/6/2014	24,776	Citigroup. Inc.
CAD	1,572,402	NZD	1,800,000	1/6/2014	205	Australia & New Zealand Banking Group Ltd.
ZAR	9,500,000	USD	917,853	1/17/2014	14,038	UBS AG
NOK	3,800,000	USD	639,400	1/23/2014	13,354	UBS AG
CAD	2,674,672	USD	2,590,356	1/23/2014	73,685	Barclays Bank PLC
SGD	856,500	USD	692,159	1/23/2014	13,451	JPMorgan Chase Securities, Inc.
USD	883,160	AUD	1,000,000	1/23/2014	8,572	Commonwealth Bank of Australia
AUD	1,000,000	USD	892,075	1/23/2014	343	Nomura International PLC
AUD	1,734,230	USD	1,672,843	1/23/2014	126,375	UBS AG
KRW	779,000,000	USD	736,191	2/18/2014	304	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					275,103

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,263,802	JPY	130,000,000	1/6/2014	(29,351)	Nomura International PLC
EUR	105,000	USD	144,196	1/15/2014	(252)	Citigroup. Inc.
USD	716,586	SGD	900,000	2/18/2014	(3,397)	Commonwealth Bank of Australia
Total unrealized depreciation					(33,000)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (l)
Corporate Bonds	$—	$36,262,465	$0	$36,262,465
Mortgage-Backed Securities Pass-Throughs	—	1,030,469	—	1,030,469
Asset-Backed	—	507,190	—	507,190
Commercial Mortgage-Backed Securities	—	2,048,272	—	2,048,272
Collateralized Mortgage Obligations	—	2,978,581	—	2,978,581
Government & Agency Obligations	—	11,759,116	—	11,759,116
Loan Participations and Assignments	—	3,055,991	—	3,055,991
Municipal Bonds and Notes	—	850,892	—	850,892
Convertible Bonds	—	—	232,803	232,803
Preferred Security	—	82,650	—	82,650
Common Stocks (l)	—	—	30,842	30,842
Preferred Stock (l)	—	57,606	—	57,606
Warrants (l)	—	—	9,098	9,098
Exchange-Traded Fund	808,429	—	—	808,429
Short-Term Investments (l)	1,947,842	—	—	1,947,842
Derivatives (m) Purchased Options	—	275,697	—	275,697
Futures Contracts	30,800	—	—	30,800
Credit Default Swap Contracts	—	45,821	—	45,821
Interest Rate Swap Contracts	—	6,250	—	6,250
Forward Foreign Currency Exchange Contracts	—	275,103	—	275,103
Total	$2,787,071	$59,236,103	$272,743	$62,295,917
Liabilities	Level 1	Level 2	Level 3	Total

Unfunded Loan Commitment	$—	$(125)	$—	$(125)
Derivatives (m) Futures Contracts	(34,917)	—	—	(34,917)
Written Options	—	(237,700)	—	(237,700)
Interest Rate Swap Contracts	—	(2,746)	—	(2,746)
Forward Foreign Currency Exchange Contracts	—	(33,000)	—	(33,000)
Total	$(34,917)	$(273,571)	$—	$(308,488)

During the year ended December 31, 2013, the amount of transfers between Level 2 and Level 3 was $35. Investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

Transfers between price levels are recognized at the beginning of the reporting period.

(l) See Investment Portfolio for additional detailed categorizations.

(m) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $59,757,483) — including $888,134 of securities loaned	$59,990,101
Investment in Daily Assets Fund Institutional (cost $927,648)*	927,648
Investment in Central Cash Management Fund (cost $1,020,194)	1,020,194
Total investments in securities, at value (cost $61,705,325)	61,937,943
Cash	39,571
Foreign currency, at value (cost $106,381)	106,091
Receivable for investments sold	17,344
Receivable for Fund shares sold	49,550
Dividends receivable	8,367
Interest receivable	796,749
Receivable for variation margin on futures contracts	11,254
Receivable for variation margin on centrally cleared swaps	2,071
Unrealized appreciation on swap contracts	45,821
Unrealized appreciation on forward foreign currency exchange contracts	275,103
Upfront payments paid on swap contracts	26,676
Due from Advisor	3,676
Other assets	1,690
Total assets	$63,321,906
Liabilities
Payable upon return of securities loaned	927,648
Payable for investments purchased	40,753
Payable for investments purchased — when-issued/delayed delivery securities	1,064,615
Payable for Fund shares redeemed	73
Options written, at value (premiums received $248,407)	237,700
Net payable for pending swaps	9,476
Unrealized depreciation on forward foreign currency exchange contracts	33,000
Unrealized depreciation on unfunded loan commitment	125
Upfront payments received on swap contracts	1,604
Accrued Trustees' fees	1,546
Other accrued expenses and payables	48,357
Total liabilities	2,364,897
Net assets, at value	$60,957,009
Net Assets Consist of
Undistributed net investment income	2,602,311
Net unrealized appreciation (depreciation) on: Investments	232,618
Swap contracts	49,325
Futures	(4,117)
Unfunded loan commitment	(125)
Foreign currency	251,317
Written options	10,707
Accumulated net realized gain (loss)	(1,037,195)
Paid-in-capital	58,852,168
Net assets, at value	$60,957,009
Class A Net Asset Value, offering and redemption price per share ($60,957,009 ÷ 5,284,551 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.53

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2013
Investment Income
Income: Interest (net of foreign taxes withheld of $1,164)	$3,393,333
Dividends	25,563
Income distributions — Central Cash Management Fund	4,729
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,880
Total income	3,427,505
Expenses: Management fee	384,985
Administration fee	69,997
Services to shareholders	882
Custodian fee	75,335
Audit and tax fees	71,796
Legal fees	12,447
Reports to shareholders	34,546
Pricing fee	56,183
Trustees' fees and expenses	4,887
Other	4,134
Total expenses before expense reductions	715,192
Expense reductions	(198,692)
Total expenses after expense reductions	516,500
Net investment income (loss)	2,911,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(386,939)
Swap contracts	236,214
Futures	(909,441)
Written options	65,881
Foreign currency	(192,341)
(1,186,626)
Change in net unrealized appreciation (depreciation) on: Investments	(2,656,746)
Swap contracts	(106,914)
Unfunded loan commitment	(243)
Futures	27,844
Written options	(129,472)
Foreign currency	246,090
(2,619,441)
Net gain (loss)	(3,806,067)
Net increase (decrease) in net assets resulting from operations	$(895,062)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$2,911,005	$3,374,357
Net realized gain (loss)	(1,186,626)	2,896,387
Change in net unrealized appreciation (depreciation)	(2,619,441)	2,483,404
Net increase (decrease) in net assets resulting from operations	(895,062)	8,754,148
Distributions to shareholders from: Net investment income: Class A	(3,703,120)	(4,311,037)
Net realized gains: Class A	(2,113,421)	(143,246)
Total distributions	(5,816,541)	(4,454,283)
Fund share transactions: Class A Proceeds from shares sold	8,233,284	8,860,430
Reinvestment of distributions	5,816,541	4,454,283
Payments for shares redeemed	(19,881,192)	(13,217,365)
Net increase (decrease) in net assets from Class A share transactions	(5,831,367)	97,348
Increase (decrease) in net assets	(12,542,970)	4,397,213
Net assets at beginning of period	73,499,979	69,102,766
Net assets at end of period (including undistributed net investment income of $2,602,311 and $3,595,395, respectively)	$60,957,009	$73,499,979
Other Information
Class A Shares outstanding at beginning of period	5,832,490	5,808,640
Shares sold	666,814	731,149
Shares issued to shareholders in reinvestment of distributions	491,677	381,360
Shares redeemed	(1,706,430)	(1,088,659)
Net increase (decrease) in Class A shares	(547,939)	23,850
Shares outstanding at end of period	5,284,551	5,832,490

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.60	$11.90	$11.96	$11.61	$10.03
Income (loss) from investment operations: Net investment incomea	.49	.57	.63	.66	.63
Net realized and unrealized gain (loss)	(.59)	.92	(.01)	.47	1.50
Total from investment operations	(.10)	1.49	.62	1.13	2.13
Less distributions from: Net investment income	(.62)	(.76)	(.68)	(.78)	(.55)
Net realized gains	(.35)	(.03)	—	—	—
Total distributions	(.97)	(.79)	(.68)	(.78)	(.55)
Net asset value, end of period	$11.53	$12.60	$11.90	$11.96	$11.61
Total Return (%)b	(1.04)	13.08	5.31	10.05	22.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	73	69	76	74
Ratio of expenses before expense reductions (%)	1.02	.99	.99	.95	.86
Ratio of expenses after expense reductions (%)	.74	.77	.79	.86	.80
Ratio of net investment income (%)	4.16	4.72	5.38	5.62	5.96
Portfolio turnover rate (%)	183	164	144	167	370
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Unconstrained Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2013, the Fund had net tax basis capital loss carryforwards of approximately $1,042,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($671,000) and long-term losses ($371,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$2,880,005
Capital loss carryforwards	$(1,042,000)
Unrealized appreciation (depreciation) on investments	$225,837

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2013	2012
Distributions from ordinary income*	$5,146,797	$4,311,037
Distributions from long-term capital gains	$669,744	$143,246

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended December 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $4,500,000 to $5,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended December 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $415,000 to $2,195,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended December 31, 2013, the Fund entered into options on interest rate futures and on interest rates swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities.

A summary of the open purchased option contracts as of December 31, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $224,000 to $561,000, and purchased option contracts had a total value generally indicative of a range from approximately $251,000 to $423,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,855,000 to $7,631,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $2,488,000 to $28,086,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2013, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,896,000 to $19,799,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,431,000 to $14,678,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $4,795,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$275,697	$—	$6,250	$30,800	$312,747
Credit Contracts (b)	—	—	45,821	—	45,821
Foreign Exchange Contracts (c)	—	275,103	—	—	275,103
	$275,697	$275,103	$52,071	$30,800	$633,671
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts, respectively
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(237,700)	$—	$(2,746)	$(34,917)	$(275,363)
Foreign Exchange Contracts (c)	—	(33,000)	—	—	(33,000)
	$(237,700)	$(33,000)	$(2,746)	$(34,917)	$(308,363)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Options written, at value
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(5,551)	$65,881	$—	$133,959	$(909,441)	$(715,152)
Credit Contracts (a)	—	—	—	102,255	—	102,255
Foreign Exchange Contracts (b)	—	—	(193,142)	—	—	(193,142)
	$(5,551)	$65,881	$(193,142)	$236,214	$(909,441)	$(806,039)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$133,856	$(129,472)	$—	$(75,983)	$27,844	$(43,755)
Credit Contracts (a)	—	—	—	(30,931)	—	(30,931)
Foreign Exchange Contracts (b)	—	—	248,763	—	—	248,763
	$133,856	$(129,472)	$248,763	$(106,914)	$27,844	$174,077
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$205	$—	$—	$205
Bank of America	14,697	—	—	14,697
Barclays Bank PLC	73,685	—	—	73,685
BNP Paribas	88,527	(87,581)	—	946
Citigroup, Inc.	24,776	(252)	—	24,524
Commonwealth Bank of Australia	8,572	(3,397)	—	5,175
Credit Suisse	7,740	—	—	7,740
JPMorgan Chase Securities, Inc.	124,729	(91,104)	—	33,625
Nomura International PLC	86,361	(86,361)	—	—
The Goldman Sachs & Co.	6,957	—	—	6,957
UBS AG	160,372	—	—	160,372
Exchange Traded Futures and Swaps (b)	37,050	—	—	37,050
	$633,671	$(268,695)	$—	$364,976
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$87,581	$(87,581)	$—	$—
Citigroup, Inc.	252	(252)	—	—
Commonwealth Bank of Australia	3,397	(3,397)	—	—
JPMorgan Chase Securities, Inc.	91,104	(91,104)	—	—
Nomura International PLC	88,366	(86,361)	—	2,005
Exchange Traded Futures and Swaps (b)	37,663	—	—	37,663
	$308,363	$(268,695)	$—	$39,668

(a) Forward foreign currency exchange contracts, swap contracts and over-the-counter purchased and written options are netted.

(b) Includes financial instruments (futures and centrally cleared swaps) which are not subject to a master netting arrangement, or another similar arrangement.

C. Purchases and Sales of Securities

During the year ended December 31, 2013, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $122,597,564 and $135,882,746, respectively. Purchases and sales of U.S. Treasury obligations aggregated $1,324,213 and $3,843,643, respectively.

For the year ended December 31, 2013, transactions for written options on futures contracts and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	10,800,020	$416,526
Options written	60	50,475
Options closed	(6,700,000)	(160,350)
Options expired	(80)	(58,244)
Outstanding, end of period	4,100,000	$248,407

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund and managed the portion of assets allocated from time to time to the Fund's global tactical asset allocation ("GTAA") overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. Effective on or about May 31, 2013, QS Investors no longer serves as subadvisor to the Fund, and the Fund no longer utilizes the GTAA strategy.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

For the period from January 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.73%.

Effective October 1, 2013 through April 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.76%.

Accordingly, for the year ended December 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $198,544, and the amount charged aggregated $186,441, which was equivalent to an annual effective rate of 0.27% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, the Administration Fee was $69,997, of which $5,205 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2013, the amounts charged to the Fund by DISC aggregated $148, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,976, of which $7,196 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $431.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At December 31, 2013, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 64% and 33%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Unconstrained Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Unconstrained Income VIP (the "Fund") (one of the funds constituting DWS Variable Series II), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Unconstrained Income VIP (one of the funds constituting DWS Variable Series II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 14, 2014

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2013
Actual Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,029.50
Expenses Paid per $1,000*	$3.84
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/13	$1,000.00
Ending Account Value 12/31/13	$1,021.42
Expenses Paid per $1,000*	$3.82

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Unconstrained Income VIP	.75%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

For an analysis of the fees associated with an investment in the fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws-investments.com/EN/resources/calculators.jsp.

Tax Information (Unaudited)

The Fund paid distributions $0.12 per share from net long-term capital gains during the year ended December 31, 2013.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Unconstrained Income VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were equal to the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2UI-2 (R-025836-3 2/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Series' Independent Registered Public Accounting Firm, billed to the Series during the Series’ last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Series.

Services that the Series’ Independent Registered Public Accounting Firm Billed to the Series

Fiscal Year Ended December 31,	Audit Fees Billed to Series	Audit-Related Fees Billed to Series	Tax Fees Billed to Series	All Other Fees Billed to Series
2013	$628,116	$0	$68,848	$0
2012	$595,318	$0	$76,628	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Series’ Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Series (“Affiliated Fund Service Provider”), for engagements directly related to the Series’ operations and financial reporting, during the Series’ last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$379,516	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Series’ last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Series’ operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Series’ last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Series (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Series) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$68,848	$379,516	$715,427	$1,163,791
2012	$76,628	$359,967	$579,578	$1,016,173

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Series.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 20, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 20, 2014